AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                                  JULY 28, 2006

                                               SECURITIES ACT FILE NO. 333-20637
                                        INVESTMENT COMPANY ACT FILE NO. 811-8035
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------
                                    FORM N-1A
                               ------------------

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-effective Amendment No. ___
[X] Post-effective Amendment No. 21

                                     AND/OR

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] Amendment No. 24

                              AFBA 5STAR FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                  c/o PFPC Inc.
                                 760 Moore Road,
                            King of Prussia, PA 19406
                    (Address of Principal Executive Offices)

                                 (800) 243-9865
                    (Registrant's Telephone Number, including
                                   Area Code)

                                 Andrew J. Welle
                                  c/o PFPC Inc.
                                 760 Moore Road,
                            King of Prussia, PA 19406
               (Name and Address of Agent for Service of Process)

                                 With Copies to:

                             Michael P. O'Hare, Esq.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                           Philadelphia, PA 19103-7098

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on (date) pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on ________ pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         Prospectus dated July 31, 2006

                             AFBA 5STAR FUND, INC.SM



                                 ADVISORY SERIES



                                 Class A Shares
                                 Class B Shares
                                 Class C Shares



SHARES OF THE FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

********************************************************************************

PROSPECTUS DATED JULY 31, 2006


AFBA 5STAR FUND, INC.

                           MANAGER:
                           AFBA 5STAR INVESTMENT MANAGEMENT COMPANY

                           SUB-ADVISER:
                           KORNITZER CAPITAL MANAGEMENT, INC.

                           DISTRIBUTOR:
                           PFPC DISTRIBUTORS, INC.

********************************************************************************
Table of Contents

                                                                           Page

INFORMATION ABOUT THE FUNDS

Investment Objectives and Principal Investment Strategies.....................2
Principal Risk Factors........................................................6
Past Performance..............................................................9
Fees and Expenses............................................................18
Portfolio Holdings...........................................................27
Manager and Sub-Adviser......................................................27
Financial Highlights.........................................................31
INFORMATION ABOUT INVESTING
Selecting the Correct Class of Shares........................................39
How to Purchase Shares.......................................................42
How to Redeem Shares.........................................................45
Shareholder Services.........................................................46
How Share Price is Determined................................................47
Distributions and Taxes......................................................48
Additional Policies About Transactions.......................................49
Distribution and Service Arrangements........................................54
Conducting Business with AFBA 5Star Fund.....................................56

********************************************************************************
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

--------------------------------------------------------------------------------

                    The investment objectives and the manner in which the funds within AFBA 5Star Fund, Inc. (the "Company") will pursue their objectives are as follows:

                    o AFBA 5STAR BALANCED FUND - seeks both long-term capital growth and high current income. To pursue its investment objectives, the Fund invests primarily in domestic common stocks and high-yielding, higher-risk debt securities, preferred stocks and convertible preferred stocks.

                    o AFBA 5STAR HIGH YIELD FUND - seeks high current income with capital growth as a secondary objective. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in high-yielding, higher-risk debt securities.

                    o AFBA 5STAR LARGE CAP FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic common stocks of large capitalization or "large cap" companies. The Fund considers a company to be a large cap company if it has a market capitalization of $10 billion or greater at the time of purchase.

                    o AFBA 5STAR MID CAP FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities (common stocks, convertibles and warrants) issued by medium-sized or "mid cap" companies. The Fund considers a company to be a mid cap company if it has a market capitalization between $1.5 billion and $10 billion at the time of purchase.

                    o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks and other domestic equity securities (including convertibles and warrants) of companies expected to benefit from the development, advancement, and use of science and technology.

                    [Begin Callout] MARKET CAPITALIZATION: How much a company is considered to be worth. It equals the number of outstanding shares times the share price. [End Call out]

                    o AFBA 5STAR SMALL CAP FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities issued by small capitalization or "small cap" companies. The Fund considers a company to be a small cap company if it has a market capitalization of less than $2 billion at the time of purchase, or if the company's market capitalization would place it in the lowest 20% of total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system.

                         THE AFBA 5STAR SMALL CAP FUND WILL BE CLOSED TO NEW INVESTORS WHEN THE FUND'S NET ASSETS REACH $250 MILLION. CLASS A, CLASS B AND CLASS C OF THE FUND WILL REMAIN OPEN FOR NEW PURCHASES FROM EXISTING ACCOUNT OWNERS AND FOR NEW ACCOUNTS FROM ALL EXISTING AND PROSPECTIVE 401(K) PLANS. IN ADDITION, YOU ARE NOT PERMITTED TO EXCHANGE SHARES OF OTHER AFBA FUNDS FOR SHARES OF THE AFBA 5STAR SMALL CAP FUND, UNLESS YOU ARE AN EXISTING SHAREHOLDER OF THE AFBA 5STAR SMALL CAP FUND.

                    o AFBA 5STAR USA GLOBAL FUND - seeks capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from global sales and operations. The international operations of these U.S.- based companies will provide investors with exposure to at least three foreign countries.


                         Each Fund's principal investment strategies are described below:

                    o AFBA 5STAR BALANCED FUND - invests in a combination of domestic common stocks, high-yielding, higher-risk corporate bonds and high-yielding, higher-risk convertible debt securities. The Fund may also invest in government bonds, mortgage-backed securities and asset-backed securities. The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the sub-adviser's view of economic conditions and underlying security values. Under normal circumstances, the sub-adviser will invest at least 25% of the Fund's assets in equity securities and at least 25% in debt securities. Many of the Fund's common stock investments are expected to pay dividends.

                    o AFBA 5STAR HIGH YIELD FUND - uses extensive fundamental research to identify debt investment opportunities among high-risk, high-yielding securities. Emphasis is placed on relative value and good corporate management. Specifically, the sub-adviser may look at a number of past, present and estimated factors such as: 1) financial strength of the issuer; 2) cash flow; 3) management; 4) borrowing requirements; and 5) responsiveness to changes in interest rates and business conditions.

                    o AFBA 5STAR LARGE CAP FUND - invests in large cap companies expected to benefit from long-term industry and technological trends that are likely to positively impact company performance. Long-term trends are identified with the purpose of investing in companies that should have favorable operating environments over the next three to five years. The final stock selection process includes: 1) ongoing fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets invested in the technology sector. Realization of dividend income is a secondary consideration.


                    o AFBA 5STAR MID CAP FUND - identifies long-term trends with the aim of investing in mid cap companies that the sub-adviser believes should have favorable operating environments during the three to five years after purchase. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) company-specific analysis such as product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets in the technology sector.


                    o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - selects stocks that the sub-adviser believes have prospects for above-average earnings growth based on intensive fundamental research. Portfolio holdings can range from small companies that are developing new technologies to blue chip firms with established track records of developing, producing or distributing products and services in the science and technology industries. The Fund may also invest in companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development. The Fund focuses on technology and healthcare-related companies which, in the sub-adviser's opinion, have sustainable long-term business models, as well as companies that are likely to benefit from long-term trends identified by the sub-adviser. Some of the industries likely to be represented in the Fund's portfolio are:


                    o Electronics, including hardware, software and components;
                    o    Communications;
                    o    E-commerce;
                    o    Information;
                    o    Media;
                    o    Life sciences and healthcare;
                    o    Environmental services;
                    o    Chemicals and synthetic materials; and
                    o    Defense and aerospace.

                    o AFBA 5STAR SMALL CAP FUND - targets "growth" small cap companies. The sub-adviser identifies smaller companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis.


                    o AFBA 5STAR USA GLOBAL FUND - identifies U.S.- based multinational companies that exhibit consistent or predictable cash generation and/or are expected to benefit from the growth of sales outside the United States. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; 3) rigorous valuation analysis; and 4) the issuer must have substantial international operations. The Fund may have a significant amount of assets invested in the technology sector.

                        INVESTMENT STYLE AND TURNOVER - The sub-adviser normally does not engage in active or frequent trading of the Funds' investments. Instead, to reduce turnover of the Funds' holdings, the sub-adviser's general strategy is to purchase securities for the Funds based upon what the sub-adviser believes are long-term trends. This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains. The sub-adviser may sell a Fund's investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

                        TEMPORARY INVESTMENTS - The Funds generally hold some cash, short-term debt obligations, government securities or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in such investments for temporary defensive purposes. During those times, a Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets. Also, keep in mind that a temporary defensive strategy still has the potential to lose money.

                        INVESTMENT OBJECTIVE AND POLICY CHANGES - The investment objectives and policies described above indicate how the Funds are managed. Each Fund's investment objective is fundamental, which means it may only be changed if both the Board of Directors and shareholders approve the change. The policies of the AFBA 5Star Balanced, AFBA 5Star High Yield, AFBA 5Star Large Cap and AFBA 5Star

                        USA Global Funds are also fundamental. With respect to the AFBA 5Star Small Cap, AFBA 5Star Mid Cap and AFBA 5Star Science & Technology Fund's policy of investing, under normal circumstances, at least 80% of its net assets in the types of securities suggested by the Fund's name, shareholders of such Funds must receive at least 60 days' notice before any change.


********************************************************************************

                        [Begin Callout] DIVERSIFICATION: A technique to reduce the risks inherent in any investment by investing in a broad range of securities from different industries, locations or asset classes. [end Callout]

PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------


                        MARKET RISKS - Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Funds (except the AFBA 5Star High Yield Fund) are normally invested in equity securities, the value of these Funds will likely go up and down. As with an investment in any mutual fund, there is a risk that you could lose money by investing in the Funds.

                        A Fund's success depends largely on the sub-adviser's ability to select favorable investments. Also, different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds, and small cap or mid cap company stocks will be more or less favorable than large cap company stocks. Because of this, the Funds may perform better or worse than other types of funds depending on what is in "favor."

                        DEBT RISKS - The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond's maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.


                        HIGH YIELD RISKS - The AFBA 5Star Balanced and AFBA 5Star High Yield Funds invest in lower-rated, high-yielding bonds (commonly known as "junk bonds"). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds. Lower-rated securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. Lower-rated securities also tend to have less liquid markets than higher-rated securities. In addition, market prices of lower-rated bonds tend to react more negatively to adverse economic or political changes, investor perceptions or individual corporate developments than the market prices of higher-rated bonds.

                        INTERNATIONAL RISKS - International investing poses additional risks such as currency fluctuation, political instability, less government regulation, less publicly available information, limited trading markets and greater volatility. However, the AFBA 5Star USA Global Fund invests only in U.S. companies traded in the United States and denominated in U.S. dollars. Although this type of investment is not considered direct foreign investment, the U.S. companies with substantial foreign operations in which this Fund normally invests will be exposed to risks inherent in foreign investments. As a shareholder in these companies, the Fund, and in turn, the Fund's shareholders, will be indirectly exposed to, and perhaps adversely affected by, these inherent foreign risks. The AFBA 5Star Mid Cap, AFBA 5Star Science & Technology and AFBA 5Star Small Cap Funds may also invest in U.S. companies with substantial international operations to a more limited degree and, to the extent they do so, will be subject to the same foreign risks.

                        All of the Funds (except the AFBA 5Star USA Global Fund) may gain international exposure by investing in American Depositary Receipts ("ADRs") and securities of foreign companies that are traded on U.S. stock exchanges. The Funds do not intend to buy securities of foreign companies directly through foreign stock exchanges. ADRs are typically certificates that are publicly traded in the United States and represent ownership in underlying foreign securities. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent foreign risks, as described above. These risks can increase the potential for losses in the Fund.

                        LARGE CAP COMPANY RISKS - The AFBA 5Star Large Cap Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, small cap companies, especially during extended periods of economic expansion.


                        MID CAP COMPANY RISKS - The AFBA 5Star Mid Cap Fund invests primarily in mid cap companies. Generally, mid cap companies may have more potential for growth than large cap companies. Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. An investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser attempts to minimize this risk by investing in stocks that are readily bought and sold.

                        SMALL CAP COMPANY RISKS - The AFBA 5Star Small Cap Fund invests primarily in small cap companies. Investments in small cap companies often involve greater risks than investing in large cap companies. These companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies. As a result, the securities of small cap companies may be more volatile than the securities of larger, more established companies. Thus, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The Fund tries to minimize volatility by diversifying in terms of companies and industries. Small cap company stocks tend to be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a small cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser tries to minimize this risk by investing in stocks that are readily bought and sold.

                        SECTOR RISKS - Since the AFBA 5Star Science & Technology Fund is focused on science and technology related industries, it is more concentrated than stock funds invested in a broader range of industries. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star USA Global Fund may also at times invest significantly in technology related industries. Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to such companies. For example, products or services that first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. In addition, technology industries can be affected by competition from new market entrants as well as developing government regulations and policies. The level of risk will rise to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Therefore, the AFBA 5Star Science & Technology Fund is likely to be more volatile, and the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star USA Global Fund may, to the extent they focus on technology related industries, be more volatile than a fund that does not invest significantly in technology related industries.

                        MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISKS - The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund invest in mortgage- backed and asset-backed securities, which are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, a Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund's share price and its income distribution.

                        MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS - The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

********************************************************************************
PAST PERFORMANCE
--------------------------------------------------------------------------------


                        The performance information shown on the following pages provides an indication of the risks of investing in the Funds. The bar charts show the total returns for Class A Shares of each Fund for each full calendar year since inception of the Fund. For periods prior to the inception date of Class A Shares, the total return information is based on the historical performance of each Fund's original class of shares (Class I Shares), which is not offered in this prospectus, since commencement of operations. The tables show Class A, Class B, and Class C Shares' average annual returns for certain periods compared with those of a relevant, widely recognized benchmark. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Fund.

                        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the return after taxes on distributions and sale of Fund shares may be higher than the return before taxes and the return after taxes on distributions. The calculation of return after taxes on distributions and sale of Fund shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund shares and that the shareholder may therefore deduct the entire capital loss. After-tax returns shown are for Class A Shares; after-tax returns for Class B and Class C Shares will vary. A FUND'S PAST PERFORMANCE (BOTH BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL PERFORM IN THE FUTURE.


                        Different classes of shares of the same Fund will generally have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the Class A, B and C Shares will differ from each other to the extent that the classes have different expenses (including Rule 12b-1 and shareholder service fees) or sales charges. The returns shown in the bar charts do not reflect any sales charges. If sales charges were reflected, returns would be less than those shown.

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AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR*
---------------------------------------------------


        1998                       (0.50%)
        1999                        6.38%
        2000                       11.57%
        2001                        2.46%
        2002                      (14.63%)
        2003                       26 08%
        2004                       13.77%
        2005                        5.38%

Year-to-Date Return as of June 30, 2006 = 6.87%
Best Quarter: Quarter Ended June 30, 2003= 13.35%
Worst Quarter: Quarter Ended September 30, 2001 = (13.34%)


* For the periods prior to the September 24, 2001 inception date of Class A Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees. Sales charges applicable to Class A Shares are not reflected in the calculations of performance. If any applicable front-end sales charges had been included, the performance shown would have been lower.



AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                1 YEAR             5 YEARS       ANNUALIZED TOTAL
                                                                                                                   RETURN SINCE
                                                                                                                     INCEPTION
------------------------------------------------------------------------- ---------------------------------------------------------
AFBA 5Star Balanced Fund

   Class A return before taxes(1)........................................      (0.44%)              4.56%            5.74%(2)
   Class A return after taxes on distributions(1)........................      (1.39%)              3.58%            4.53%(2)
   Class A return after taxes on distributions and sale of shares(1).....      (0.30%)              3.30%            4.20%(2)
   Class B return before taxes...........................................      (0.19%)              4.74%            6.00%(3)
   Class C return before taxes...........................................       3.54%               5.09%            5.99%(3)


------------------------------------------------------------------------- ---------------------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(4)............4.83%               0.49%              6.22%


Lipper Balanced Fund Index (reflects no deduction for fees, expenses or

taxes)(5).......................................................................5.20%               3.51%              6.41%

____________________________________________________________________________________________________________

(1) FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS A SHARES, WHICH WAS SEPTEMBER 24, 2001, THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO SHOW THE EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE AND RULE 12B-1 AND SHAREHOLDER SERVICE FEES.


(2)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.


(3)  INCEPTION DATE OF CLASS B AND C SHARES = SEPTEMBER 24, 2001.

(4) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS THAT IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(5) THE LIPPER BALANCED FUND INDEX IS AN UNMANAGED INDEX AND INCLUDES THE 30 LARGEST MUTUAL FUNDS WHOSE PRIMARY OBJECTIVE IS TO CONSERVE PRINCIPAL BY MAINTAINING AT ALL TIMES A BALANCED PORTFOLIO OF BOTH STOCKS AND BONDS. TYPICALLY THE STOCK/BOND RATIO OF THE FUNDS IN THE INDEX RANGES AROUND 60%/40%. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR*
---------------------------------------------------


        1998                      (6.08%)
        1999                       2.05%
        2000                       8.18%
        2001                       9.96%
        2002                       2.15%
        2003                      20.00%
        2004                       8.14%
        2005                      (1.31%)

Year-to-Date Return as of June 30, 2006 = 3.15%
Best Quarter: Quarter Ended June 30, 2003 = 8.53%
Worst Quarter: Quarter Ended September 30, 1998 = (6.36%)


*For the periods prior to the September 24, 2001 inception date of Class A Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees. Sales charges applicable to Class A Shares are not reflected in the calculations of performance. If any applicable front-end sales charges had been included, the performance shown would have been lower.



AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005


------------------------------------------------------------------------- ---------------------------------------------------------
                                                                                                                 ANNUALIZED TOTAL
                                                                                                                   RETURN SINCE
                                                                                1 YEAR             5 YEARS           INCEPTION
------------------------------------------------------------------------- ---------------------------------------------------------
AFBA 5Star High Yield Fund

   Class A return before taxes(1)........................................      (4.98%)              6.73%            5.08%(2)
   Class A return after taxes on distributions(1)........................      (6.69%)              4.79%            2.77%(2)
   Class A return after taxes on distributions and sale of shares(1).....      (3.17%)              4.60%            2.88%(2)
   Class B return before taxes...........................................      (5.75%)              6.97%            5.21%(3)

------------------------------------------------------------------------- ---------------------------------------------------------
                                                                                                                 ANNUALIZED TOTAL
                                                                                                                   RETURN SINCE
                                                                                1 YEAR             5 YEARS           INCEPTION
------------------------------------------------------------------------- ---------------------------------------------------------
   Class C return before taxes.................................................(2.95%)              7.27%            5.21%(3)


------------------------------------------------------------------------- ---------------------------------------------------------

Merrill Lynch High Yield Bond Index (reflects no deduction for fees,            2.81%               8.76%              6.14%
expenses or taxes)(4)...........................................................

Lipper High Yield Fund Index (reflects no deduction for fees, expenses          3.00%
or taxes)(5)....................................................................                    6.76%              4.23%


------------------------------------------------------------------------- ---------------------------------------------------------

(1) FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS A SHARES, WHICH WAS SEPTEMBER 24, 2001, THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO SHOW THE EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE AND RULE 12B-1 AND SHAREHOLDER SERVICE FEES.

(2)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(3)  INCEPTION DATE OF CLASS B AND C SHARES = SEPTEMBER 24, 2001.

(4) THE MERRILL LYNCH HIGH YIELD BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 1,200 HIGH YIELD BONDS REPRESENTATIVE OF THE HIGH YIELD BOND MARKET AS A WHOLE. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(5) THE LIPPER HIGH YIELD FUND INDEX IS A WIDELY RECOGNIZED INDEX OF MUTUAL FUNDS THAT INVEST PRIMARILY IN HIGH YIELD BONDS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR*


        1998                        6.16%
        1999                       13.17%
        2000                       20.35%
        2001                      (15.14%)
        2002                      (25.71%)
        2003                       29.74%
        2004                        7.50%
        2005                        1.59%

Year-to-Date Return as of June 30, 2006 = (0.37%)
Best Quarter: Quarter Ended June 30, 2003 = 19.98%
Worst Quarter: Quarter Ended June 30, 2002 = (20.09%)


* For the periods prior to the September 24, 2001 inception date of Class A Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees. Sales charges applicable to Class A Shares are not reflected in the calculations of performance. If any applicable front-end sales charges had been included, the performance shown would have been lower.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

------------------------------------------------------------------------- ---------------------------------------------------------
                                                                                                                 ANNUALIZED TOTAL
                                                                                                                   RETURN SINCE
                                                                                1 YEAR             5 YEARS           INCEPTION
------------------------------------------------------------------------- ---------------------------------------------------------

AFBA 5Star Large Cap Fund

   Class A return before taxes(1)........................................      (4.01%)             (3.33%)           3.45%(2)
   Class A return after taxes on distributions(1)........................      (4.01%)             (3.33%)           3.24%(2)
   Class A return after taxes on distributions and sale of shares(1).....      (2.61%)             (2.80%)           2.88%(2)
   Class B return before taxes...........................................      (3.97%)             (3.06%)           3.74%(3)
   Class C return before taxes...........................................      (0.14%)             (2.61%)           3.75%(3)


------------------------------------------------------------------------- ---------------------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(4).........   4.83%               0.49%              6.22%


------------------------------------------------------------------------- ---------------------------------------------------------

(1) FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS A SHARES, WHICH WAS SEPTEMBER 24, 2001, THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO SHOW THE EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE AND RULE 12B-1 AND SHAREHOLDER SERVICE FEES.

(2)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(3)  INCEPTION DATE OF CLASS B AND C SHARES = SEPTEMBER 24, 2001.


(4) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.




********************************************************************************

AFBA 5STAR MID CAP FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

        2003                       43.60%
        2004                       15.65%
        2005                       12.94%

Year-to-Date Return as of June 30, 2006 = (2.23%)
Best Quarter: Quarter Ended June 30, 2003 = 22.97%
Worst Quarter: Quarter Ended September 30, 2002 = (18.80%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

------------------------------------------------------------------------- -----------------------------------------------
                                                                                                     ANNUALIZED TOTAL
                                                                                                          RETURN
                                                                                  1 YEAR            SINCE INCEPTION(1)
------------------------------------------------------------------------- -----------------------------------------------
AFBA 5Star Mid Cap Fund

  Class A return  before taxes..................................................  6.73%                   10.18%
  Class A return after taxes on distributions...................................  6.67%                   10.09%
  Class A return after taxes on distributions and sale of shares................  4.40%                    8.77%
  Class B return before taxes...................................................  7.30%                   10.56%
  Class C return before taxes................................................... 11.12%                   11.05%

S&P 400 Mid Cap Index (reflects no deduction for fees, expenses or
taxes)(2)....................................................................... 12.47%                   10.24%

Lipper Mid Cap Fund Index (reflects no deduction for fees, expenses or
taxes)3  ....................................................................... 9.48%                     8.01%

------------------------------------------------------------------------- -----------------------------------------------

(1)  INCEPTION DATE OF THE FUND = MAY 1, 2002.

(2) THE S&P 400 MID CAP INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX OF 400 MEDIUM-CAPITALIZATION STOCKS DESIGNED TO MEASURE THE MID-SIZE COMPANY SEGMENT OF THE U.S. MARKETS. THE PERFORMANCE OF THE S&P 400 MID CAP INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER MID CAP FUND INDEX IS COMPRISED OF MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATION (ON A THREE-YEAR WEIGHTED BASIS) OF LESS THAN 300% OF THE DOLLAR-WEIGHTED MEDIAN MARKET CAPITALIZATION OF THE S&P MID CAP 400 INDEX. THESE FUNDS HAVE LATITUDE WITH RESPECT TO THE VALUATIONS (PRICE-TO-EARNINGS, PRICE-TO-BOOK, AND THREE-YEAR EARNINGS GROWTH) OF THE SECURITIES IN THEIR PORTFOLIO AND MAY ALTER THEIR PORTFOLIO STYLE OVER TIME. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************

AFBA 5STAR SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

        2002                      (39.00%)
        2003                       63.07%
        2004                       11.55%
        2005                        6.25%

Year-to-Date Return as of June 30, 2006 = 1.62%
Best Quarter: Quarter Ended June 30, 2003 = 29.08%
Worst Quarter: Quarter Ended June 30, 2002 = (31.05%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

------------------------------------------------------------------------- -----------------------------------------------
                                                                                                     ANNUALIZED TOTAL
                                                                                                          RETURN
                                                                                  1 YEAR            SINCE INCEPTION(1)
------------------------------------------------------------------------- -----------------------------------------------
AFBA 5Star Science & Technology Fund

   Class A return before taxes...........................................         0.38%                   5.86%
   Class A return after taxes on distributions...........................        (0.65%)                  5.59%
   Class A return after taxes on distributions and sale of shares........         0.65%                   4.93%

------------------------------------------------------------------------- -----------------------------------------------
                                                                                                     ANNUALIZED TOTAL
                                                                                                          RETURN
                                                                                  1 YEAR            SINCE INCEPTION(1)
------------------------------------------------------------------------- -----------------------------------------------

   Class B return before taxes...........................................         0.84%                   6.06%
   Class C return before taxes...........................................         4.51%                   6.50%


------------------------------------------------------------------------- -----------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2).....         4.83%                   5.03%

Lipper Science & Technology Fund Index (reflects no deduction for fees,           5.37%
expenses or taxes)(3)...................................................         .5.37%                   2.23%


------------------------------------------------------------------------- -----------------------------------------------

(1)   INCEPTION DATE OF THE FUND = OCTOBER 12, 2001.


(2) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(3) THE LIPPER SCIENCE & TECHNOLOGY FUND INDEX IS AN UNMANAGED, EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING MUTUAL FUNDS (BASED ON NET ASSETS) IN THE LIPPER SCIENCE AND TECHNOLOGY CLASSIFICATION. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------


        2002                      (26.45%)
        2003                       50.85%
        2004                       23.48%
        2005                        0.71%

Year-to-Date Return as of June 30, 2006 = 2.15%
Best Quarter: Quarter Ended June 30, 2003 = 30.75%
Worst Quarter: Quarter Ended September 30, 2002 = (22.82%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

------------------------------------------------------------------------- -----------------------------------------------
                                                                                                     ANNUALIZED TOTAL
                                                                                                          RETURN
                                                                                  1 YEAR            SINCE INCEPTION(1)
------------------------------------------------------------------------- -----------------------------------------------

AFBA 5Star Small Cap Fund

   Class A return before taxes...........................................        (4.84%)                  11.35%
   Class A return after taxes on distributions(,)........................        (4.96%)                  11.30%
   Class A return after taxes on distributions and sale of shares .......        (3.07%)                  9.86%
   Class B return before taxes ..........................................        (4.74%)                  11.66%
   Class C return before taxes ..........................................        (1.01%)                  12.04%


------------------------------------------------------------------------- -----------------------------------------------
S&P 600 Small Cap Index (reflects no deduction for fees, expenses or

taxes)(2)................................................................         7.65%                   15.08%

------------------------------------------------------------------------- -----------------------------------------------
                                                                                                     ANNUALIZED TOTAL
                                                                                                          RETURN
                                                                                  1 YEAR            SINCE INCEPTION(1)
------------------------------------------------------------------------- -----------------------------------------------
Lipper Small Cap Fund Index (reflects no deduction for fees, expenses
or taxes)(3).............................................................         7.63%                   11.16%


------------------------------------------------------------------------- ----------------- -----------------------------

(1)  INCEPTION DATE OF THE FUND = OCTOBER 15, 2001.


(2) THE S&P 600 SMALL CAP INDEX IS A MARKET VALUE-WEIGHTED INDEX CONSISTING OF 600 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE S&P 600 SMALL CAP INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(3) THE LIPPER SMALL CAP FUND INDEX IS COMPRISED OF THE TOP 25-30 MANAGED MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATIONS (ON A THREE-YEAR WEIGHTED BASIS) LESS THAN 250% OF THE DOLLAR-WEIGHTED MEDIAN OF THE SMALLEST 500 OF THE MIDDLE 1,000 SECURITIES OF THE S&P SUPERCOMPOSITE 1500 INDEX. THE PERFORMANCE OF THE LIPPER SMALL CAP FUND INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR*
---------------------------------------------------


        1998                        8.00%
        1999                       32.02%
        2000                        8.89%
        2001                      (10.53%)
        2002                      (27.23%)
        2003                       37.11%
        2004                        6.31%
        2005                        3.82%

Year-to-Date Return as of June 30, 2006 = 0.54%
Best Quarter: Quarter Ended December 31, 1999 = 19.55%
Worst Quarter: Quarter Ended September 30, 2002 = (22.01%)


* For the periods prior to the September 24, 2001 inception date of Class A Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees. Sales charges applicable to Class A Shares are not reflected in the calculations of performance. If any applicable front-end sales charges had been included, the performance shown would have been lower.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

------------------------------------------------------------------------- ---------------------------------------------------------
                                                                                                                 ANNUALIZED TOTAL
                                                                                                                   RETURN SINCE
                                                                                1 YEAR             5 YEARS           INCEPTION
------------------------------------------------------------------------- ---------------------------------------------------------
AFBA 5Star USA Global Fund

   Class A return before taxes(1)........................................      (1.90%)             (1.41%)           4.74%(2)
   Class A return after taxes on distributions(1)........................      (1.90%)             (1.42%)           4.57%(2)
   Class A return after taxes on distributions and sale of shares(1).....      (1.24%)             (1.20%)           4.05%(2)
   Class B return before taxes...........................................      (1.70%)             (1.22%)           5.06%(3)
   Class C return before taxes...........................................       2.05%              (0.77%)           5.06%(3)


------------------------------------------------------------------------- ---------------------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(4).....       4.83%               0.49%              6.22%


------------------------------------------------------------------------- ---------------------------------------------------------

(1) FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS A SHARES, WHICH WAS SEPTEMBER 24, 2001, THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO SHOW THE EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE AND RULE 12B-1 AND SHAREHOLDER SERVICE FEES.

(2)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(3)  INCEPTION DATE OF CLASS B AND C SHARES = SEPTEMBER 24, 2001.


(4) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


********************************************************************************
FEES AND EXPENSES
--------------------------------------------------------------------------------


The following tables describe the fees and expenses that you may pay if you buy and hold Class A, B or C Shares of each AFBA 5Star Fund. There are different share classes to allow you to maximize your potential return depending on you and your financial consultant's current expectations for your investment in a Fund.

********************************************************************************
AFBA 5STAR BALANCED FUND
AFBA 5STAR LARGE CAP FUND
AFBA 5STAR MID CAP FUND
AFBA 5STAR SCIENCE & TECHNOLOGY FUND
AFBA 5STAR SMALL CAP FUND
AFBA 5STAR USA GLOBAL FUND

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                 CLASS A            CLASS B(1)           CLASS C
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------- ------------------- ------------------- ----------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price).................................          5.50%(2)              None               None

Maximum Deferred Sales Charge (Load)...................................          1.00%(3)            4.75%(4)           1.00%(5)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............            None                None               None
Redemption Fee (as a percentage of amount redeemed for shares held

     less than 60 days payable to the Fund)............................          2.00%(6)            2.00%(6)           2.00%(6)
Exchange Fee...........................................................            None                None               None


********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                        CLASS A            CLASS B(1)           CLASS C
--------------------------------------------------------------------------- -----------------   -----------------   ----------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price).................................          3.75%(2)              None                None
Maximum Deferred Sales Charge (Load)...................................          1.00%(3)            4.00%(7)            1.00%(5)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............            None                None                None
Redemption Fee (as a percentage of amount redeemed for shares held less
     than 60 days payable to the Fund).................................          2.00%(6)            2.00%(6)            2.00%(6)
Exchange Fee...........................................................            None                None                None
--------------------------------------------------------------------------- -----------------   -----------------   ----------------

********************************************************************************
AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                 CLASS A            CLASS B(1)           CLASS C
--------------------------------------------------------------------------- -----------------   -----------------   ----------------
Management Fees........................................................          0.80%                0.80%               0.80%
Distribution and Shareholder Service (12b-1) Fees......................          0.25%                1.00%               1.00%
Other Expenses.........................................................          0.64%                0.64%               0.65%
                                                                               ------               ------              ------
Total Annual Fund Operating Expenses...................................          1.69%                2.44%               2.45%
Less Fee Reduction/Expense Payments(8).................................         (0.36%)              (0.36%)             (0.37%)
                                                                               ------               ------              ------
Net Total Annual Fund Operating Expenses...............................          1.33%                2.08%               2.08%
                                                                               ======               ======              ======


********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                               CLASS A             CLASS B              CLASS C
--------------------------------------------------------------------------- -----------------   -----------------   ----------------

Management Fees........................................................         0.80%               0.80%                0.80%
Distribution and Shareholder Service (12b-1) Fees......................         0.25%               1.00%                1.00%
Other Expenses.........................................................         1.04%               0.99%                1.04%
                                                                              ------              ------               ------
Total Annual Fund Operating Expenses...................................         2.09%               2.79%                2.84%
Less Fee Reduction/Expense Payments(8).................................        (0.76%)             (0.71%)              (0.76%)
                                                                              ------              ------               ------
Net Total Annual Fund Operating Expenses...............................         1.33%               2.08%                2.08%
                                                                              ======              ======               ======


********************************************************************************

AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                               CLASS A             CLASS B              CLASS C

--------------------------------------------------------------------------- -----------------   -----------------   ----------------
Management Fees........................................................         0.80%               0.80%                0.80%
Distribution and Shareholder Service (12b-1) Fees......................         0.25%               1.00%                1.00%
Other Expenses.........................................................         1.40%               1.50%                1.44%
                                                                              ------              ------               ------
Total Annual Fund Operating Expenses...................................         2.45%               3.30%                3.24%
Less Fee Reduction/Expense Payments(9).................................        (0.92%)             (1.02%)              (0.96%)
                                                                              ------              ------               ------
Net Total Annual Fund Operating Expenses...............................         1.53%               2.28%                2.28%
                                                                              ======              ======               ======


********************************************************************************
AFBA 5STAR MID CAP FUND
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                 CLASS A            CLASS B             CLASS C
--------------------------------------------------------------------------- -----------------   -----------------   ----------------
Management Fees........................................................         0.80%               0.80%                0.80%
Distribution and Shareholder Service (12b-1) Fees......................         0.25%               1.00%                1.00%
Other Expenses.........................................................         1.83%               1.79%                1.96%
                                                                              ------              ------               ------
Total Annual Fund Operating Expenses...................................         2.88%               3.59%                3.76%
Less Fee Reduction/Expense Payments(9).................................        (1.35%)             (1.31%)              (1.48%)
                                                                              ------              ------               ------
Net Total Annual Fund Operating Expenses...............................         1.53%               2.28%                2.28%
                                                                              ======              ======               ======


********************************************************************************
AFBA 5STAR SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                 CLASS A             CLASS B            CLASS C
--------------------------------------------------------------------------- -----------------   -----------------   ----------------
Management Fees........................................................         0.80%               0.80%                0.80%
Distribution and Shareholder Service (12b-1) Fees......................         0.25%               1.00%                1.00%
Other Expenses.........................................................         3.96%               4.38%                3.89%
                                                                              ------              ------               ------
Total Annual Fund Operating Expenses...................................         5.01%               6.18%                5.69%
Less Fee Reduction/Expense Payments(9).................................        (3.48%)             (3.90%)              (3.41%)
                                                                              ======              ======               ======
Net Total Annual Fund Operating Expenses...............................         1.53%               2.28%                2.28%
                                                                              ======              ======               ======


********************************************************************************
AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                 CLASS A             CLASS B            CLASS C
--------------------------------------------------------------------------- -----------------   -----------------   ----------------
Management Fees........................................................         0.80%                0.80%                 0.80%
Distribution and Shareholder Service (12b-1) Fees......................         0.25%                1.00%                 1.00%
Other Expenses.........................................................         0.52%                0.52%                 0.52%
                                                                              ------               ------                ------
Total Annual Fund Operating Expenses...................................         1.57%                2.32%                 2.32%
Less Fee Reduction/Expense Payments(9).................................        (0.04%)              (0.04%)               (0.04%)
                                                                              ------               ------                ------
Net Total Annual Fund Operating Expenses...............................         1.53%                2.28%                 2.28%
                                                                              ======               ======                ======


********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                               CLASS A             CLASS B              CLASS C

Management Fees........................................................         0.80%               0.80%                0.80%
Distribution and Shareholder Service (12b-1) Fees......................         0.25%               1.00%                1.00%
Other Expenses.........................................................         0.85%               0.88%                0.92%
                                                                              ------              ------               ------
Total Annual Fund Operating Expenses...................................         1.90%               2.68%                2.72%
Less Fee Reduction/Expense Payments(9).................................        (0.37%)             (0.40%)              (0.44%)
                                                                              ------              ------               ------
Net Total Annual Fund Operating Expenses...............................         1.53%               2.28%                2.28%
                                                                              ======              ======               ======

(1) Class B Shares convert to Class A Shares automatically at the end of the seventh year (84th month) after purchase. Investors seeking to purchase Class B Shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by a Fund.

(2) Reduced for purchases of $50,000 and more; waived for certain systematic retirement accounts. Investments of $1 million or more are sold with no initial sales charge. However, a 1% contingent deferred sales charge may be imposed if redemptions are made within one year of purchase. Employer-sponsored defined contribution plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in an AFBA 5Star Fund, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made through retirement plans, endowments or foundations with $50 million or more in assets, or through certain qualified fee-based programs may also be made with no sales charge and are not subject to a contingent deferred sales charge.

(3) Class A Shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% on amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.

(4) A CDSC will be charged on redemptions of Class B Shares as follows: 4.75% during the first year; 4.25% during the second year; 3.25% during the third year; 2.25% during the fourth and fifth years; 1.25% during the sixth year; and 0.50% during the seventh year. Class B Shares automatically convert into Class A Shares at the end of the seventh year after purchase and thereafter will not be subject to a CDSC.

(5) Class C Shares are subject to a 1.00% CDSC only if they are redeemed within the first 12 months after purchase.

(6) The redemption fee is calculated as a percentage of the amount redeemed and may be charged when shares are sold or exchanged within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds. For more details, see the "How to Redeem Shares" section of this prospectus.

(7) A CDSC will be charged on redemptions of Class B Shares as follows: 4.00% during the first year; 3.00% during the second and third years; 2.00% during the fourth, fifth and sixth years; and 1.00% during the seventh year. Class B Shares automatically convert into Class A Shares at the end of the seventh year after purchase and thereafter will not be subject to a CDSC.

(8) The manager has entered into a contractual agreement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses of each Fund (excluding Rule 12b-1 and shareholder service fees) to 1.08% through July 31, 2007. Thereafter, the manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the manager may seek to recoup amounts it previously reduced or expenses that it paid. The manager will only seek to recoup such amounts if total annual fund operating expenses (excluding Rule 12b-1 and shareholder service fees) plus the amounts recouped do not exceed the expense limitation target. The manager shall be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

(9) The manager has entered into a contractual agreement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses of each Fund (excluding Rule 12b-1 and shareholder service fees) to 1.28% through July 31, 2007. Thereafter, the manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the manager may seek to recoup amounts it previously reduced or expenses that it paid. The manager will only seek to recoup such amounts if total annual fund operating expenses (excluding Rule 12b-1 and shareholder service fees) plus the amounts recouped do not exceed the expense limitation target. The manager shall be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

********************************************************************************
FEE EXAMPLES
--------------------------------------------------------------------------------

The following examples are intended to help you compare the cost of investing in each AFBA 5Star Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

********************************************************************************
AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------


                                                                  1 YEAR(3)         3 YEARS(3)        5 YEARS(3)       10 YEARS(3)
                                                                  ---------         ----------        ----------       -----------
Class A(1)                                                           $678              $1,020           $1,385            $2,410

Class B (assuming no redemption)                                     $211                $726           $1,268            $2,749

Class B (assuming complete redemption at end of period) (2)          $700              $1,078           $1,524            $2,749

Class C (assuming no redemption)                                     $211                $728           $1,272            $2,758

Class C (assuming complete redemption at end of period)(2)           $314                $728           $1,272            $2,758


(1) Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.
(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3) Please note that the manager's contractual fee reduction through July 31, 2007 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.



The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------



                                                                  1 YEAR(3)         3 YEARS(3)        5 YEARS(3)       10 YEARS(3)
Class A(1)                                                            $505             $935              $1,389           $2,647

Class B (assuming no redemption)                                      $211             $798              $1,411           $3,067

Class B (assuming complete redemption at end of period)(2)            $623           $1,121              $1,636           $3,067

Class C (assuming no redemption)                                      $211             $808              $1,431           $3,112

Class C (assuming complete redemption at end of period)(2)            $314             $808              $1,431           $3,112


(1) Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.
(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3) Please note that the manager's contractual fee reduction through July 31, 2007 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.


********************************************************************************
AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------

                                                                  1 YEAR(3)         3 YEARS(3)        5 YEARS(3)       10 YEARS(3)
                                                                  ---------         ----------        ----------       -----------
Class A(1)                                                            $697           $1,189              $1,705           $3,117

Class B (assuming no redemption)                                      $231             $921              $1,634           $3,526

Class B (assuming complete redemption at end of period)(2)            $719           $1,266              $1,881           $3,526

Class C (assuming no redemption)                                      $231             $908              $1,858           $3,722

Class C (assuming complete redemption at end of period)(2)            $334             $908              $1,858           $3,722


(1) Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.
(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3) Please note that the manager's contractual fee reduction through July 31, 2007 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.


The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.

********************************************************************************
AFBA 5STAR MID CAP FUND
--------------------------------------------------------------------------------


                                                                  1 YEAR(3)         3 YEARS(3)        5 YEARS(3)       10 YEARS(3)
                                                                  ---------         ----------        ----------       -----------
Class A(1)                                                            $697            $1,272            $1,872           $3,487

Class B (assuming no redemption)                                      $231              $979            $1,748           $3,768

Class B (assuming complete redemption at end of period)(2)            $719            $1,322            $1,993           $3,768

Class C (assuming no redemption)                                      $231            $1,013            $1,815           $3,907

Class C (assuming complete redemption at end of period)(2)            $334            $1,013            $1,815           $3,907

(1) Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.
(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3) Please note that the manager's contractual fee reduction through July 31, 2007 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.

********************************************************************************
AFBA 5STAR SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


                                                                  1 YEAR(3)         3 YEARS(3)        5 YEARS(3)       10 YEARS(3)
                                                                  ---------         ----------        ----------       -----------
Class A(1)                                                            $697           $1,677              $2,656           $5,104

Class B (assuming no redemption)                                      $231           $1,486              $2,711           $5,650

Class B (assuming complete redemption at end of period)(2)            $719           $1,812              $2,931           $5,650

Class C (assuming no redemption)                                      $231           $1,392              $2,537           $5,331

Class C (assuming complete redemption at end of period)(2)            $334           $1,392              $2,537           $5,331


(1) Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.
(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3) Please note that the manager's contractual fee reduction through July 31, 2007 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.


The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.

********************************************************************************
AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------



                                                                  1 YEAR(3)         3 YEARS(3)        5 YEARS(3)       10 YEARS(3)
                                                                  ---------         ----------        ----------       -----------
Class A(1)                                                            $697             $1,015            $1,355           $2,311

Class B (assuming no redemption)                                      $231               $721            $1,237           $2,653

Class B (assuming complete redemption at end of period)(2)            $719             $1,073            $1,494           $2,653

Class C (assuming no redemption)                                      $231               $721            $1,237           $2,653

Class C (assuming complete redemption at end of period)(2)            $334               $721            $1,237           $2,653


(1) Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.
(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3) Please note that the manager's contractual fee reduction through July 31, 2007 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.


********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------


                                                                  1 YEAR(3)         3 YEARS(3)        5 YEARS(3)       10 YEARS(3)
                                                                  ---------         ----------        ----------       -----------
Class A(1)                                                            $697             $1,080            $1,488           $2,622

Class B (assuming no redemption)                                      $231               $795            $1,384           $2,983

Class B (assuming complete redemption at end of period)(2)            $719             $1,144            $1,638           $2,983

Class C (assuming no redemption)                                      $231               $803            $1,401           $3,019

Class C (assuming complete redemption at end of period)(2)            $334               $803            $1,401           $3,019


(1) Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.
(2)  Assumes deduction at redemption of maximum deferred sales charge.

(3) Please note that the manager's contractual fee reduction through July 31, 2007 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.


The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures regarding disclosure of portfolio holdings can be found in the Funds' Statement of Additional Information, which can be obtained free of charge by contacting the Funds' transfer agent at (888) 578-2733 and on the Funds' website at www.afba.com.

********************************************************************************
MANAGER AND SUB-ADVISER
--------------------------------------------------------------------------------



                        AFBA 5Star Investment Management Company (the "Manager"), a corporation organized under the laws of the Commonwealth of Virginia, acts as the Funds' investment and business manager and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to the current Management Agreement for each of the Funds, the Manager is responsible for providing or obtaining investment management and related administrative services for the Funds. The sole business of the Manager is the management of the Funds, which as of June 30, 2006 had approximately $411 million in total assets. The Manager is a wholly owned subsidiary of 5Star Financial LLC and, ultimately, a wholly owned subsidiary of Armed Forces Benefit Association ("AFBA"), which was organized in 1947 to provide low-cost life insurance for military families. As AFBA's eligibility criteria have expanded over the years, so have its services, which now include banking products, mutual funds, health insurance and financial services. General Ralph E. Eberhart, USAF (Ret.), serves as the Chairman of the Manager's Board of Directors, as well as Chairman of the Board of Directors of the Company.


                        The Manager employs at its own expense Kornitzer Capital Management, Inc. ("KCM") as sub-adviser to manage the assets of the Funds on a day-to-day basis. KCM is an independent investment advisory firm founded in 1989 that serves a broad variety of individual, corporate and other institutional clients.

                        A discussion regarding the basis for the Board's approval of the Funds' advisory agreement and sub-advisory agreement is available in the Funds' annual report to shareholders for the period ended March 31, 2006.


                        The AFBA 5Star Funds are managed by a team of eight portfolio managers supported by an experienced investment analysis and research staff. The portfolio managers are responsible for the day-to-day management of their respective Funds as indicated below.


                        JOHN KORNITZER. Mr. Kornitzer is the president and chief investment officer of KCM, and has over 36 years of investment experience. He served as investment manager at several Fortune 500 companies prior to founding KCM in 1989. Mr. Kornitzer received his degree in Business Administration from St. Francis College in Pennsylvania. Mr. Kornitzer is the lead portfolio manager of the AFBA 5Star Balanced Fund.

                        KENT GASAWAY. Mr. Gasaway joined KCM in 1991 and is a Chartered Financial Analyst with more than 23 years of research and management experience. Previously, Mr. Gasaway spent 10 years with Waddell & Reed Mutual Funds Group. He holds a B.S. degree in Business Administration from Kansas State University. Mr. Gasaway serves as lead portfolio manager of the AFBA 5Star High Yield Fund. He also serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Science & Technology, AFBA 5Star Small Cap, and AFBA 5Star USA Global Funds.

                        BOB MALE. Mr. Male is a Chartered Financial Analyst and has more than 18 years of investment research experience. Prior to joining KCM in 1997, he was a senior equity securities analyst with the USAA Investment Management Company mutual fund group in San Antonio, Texas. He holds a B.S. in Business Administration from the University of Kansas and an MBA from Southern Methodist University. Mr. Male serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Small Cap, AFBA 5Star Science & Technology and AFBA 5Star USA Global Funds.

                        GRANT P. SARRIS. Mr. Sarris joined KCM in 2003 and has more than 14 years of investment research experience. He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota. Prior to joining KCM, he was with Waddell & Reed in Overland Park, Kansas for 12 years. He served as both a Senior Vice President and as a portfolio manager from 2002 to 2003 and portfolio manager from 1997 to 2002. Mr. Sarris serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Small Cap, AFBA 5Star Science & Technology and AFBA 5Star USA Global Funds.

                        WILLIAM KORNITZER. Mr. Kornitzer worked for KCM as a research analyst from 1997 to 2000 and recently rejoined the firm in 2004 as a senior vice president and co-portfolio manager of the AFBA 5Star Large Cap and AFBA 5Star USA Global Funds. He was previously an executive director and portfolio manager at USAA Investment Management Company from 2000 to 2004. Mr. Kornitzer received his B.S. degree in Finance from Virginia Tech and his MBA degree from Drexel University. Additionally, Mr. Kornitzer is a Chartered Financial Analyst and has over 14 years of investment experience.

                        ELIZABETH JONES. Ms. Jones joined KCM in 2003. She was previously a research analyst with Bank of America Capital Management from 2002 to 2003. Ms. Jones received her B.S. degree from Georgetown University, an M.D. from Vanderbilt University, and an MBA degree from Arizona State University. She was a practicing M.D. for over eight years. Ms. Jones serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. She has 3 years of investment experience and 11 years of healthcare industry experience.

                        DAVE CARLSEN. Mr. Carlsen joined KCM in 2004 and is a Chartered Financial Analyst. Mr. Carlsen was formerly a senior equity research analyst for technology at Strong Capital Management, Inc. from 2000 to 2004. and also worked for Northern Capital Management Inc. from 1992 to 2000. He received a B.S. degree in finance and investments from the University of Wisconsin. Mr. Carlsen serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. Mr. Carlsen has over 14 years of investment experience.

                        CLAY BRETHOUR. Mr. Brethour joined KCM in 2000. He previously was an equity research analyst with Security Management Group and Dain Rauscher Wessels. Mr. Brethour holds a B.S. degree in Business-Finance from Kansas State University. Mr. Brethour serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. He has over 14 years of investment experience.

                        Messrs. Gasaway, Male and Sarris each have an equal role in managing the Funds for which they serve as co-lead portfolio managers. Messrs. William Kornitzer, Carlsen, Brethour and Ms. Jones each have an equal role as co-portfolio manager and research analyst for the Funds they manage.

                        For its services, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's average daily net assets. The Manager has entered into contractual arrangements to limit fees and/or pay expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Class A, B and C Shares to 1.08% of average annual net assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2007, with respect to the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund. In addition, the Manager has contractually agreed to limit fees and/or pay expenses necessary to limit Total Annual Fund Operating Expenses of Class A, B and C Shares to 1.28% of average annual net assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2007, with respect to the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Thereafter, the Manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if Total Annual Fund Operating Expenses plus the amounts recouped do not exceed the expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.


                        The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds.

                        AFBA 5Star Investment Management Company is located at 909 N. Washington Street, Alexandria, VA 22314. KCM is located at 5420 W. 61st Place, Shawnee Mission, KS 66205.

********************************************************************************
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance since the inception of Class A, B and C Shares. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP and are included in the annual report, which is available, without charge, upon request.

********************************************************************************
AFBA 5STAR BALANCED FUND

--------------------------------------------------------------------------------


CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                YEAR ENDED              YEAR ENDED                   YEAR ENDED
OUTSTANDING THROUGHOUT THE PERIOD.                     MARCH 31, 2006 (A)        MARCH 31, 2005               MARCH 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B  CLASS C   CLASS A   CLASS B   CLASS C
                                             -------   -------   -------   -------   -------  -------   -------   -------   -------
Net asset value, beginning of period......   $12.58     $12.42    $12.44    $11.69    $11.56   $11.57    $ 9.30    $ 9.23    $ 9.23
                                             ------     ------    ------    ------    ------   ------    ------    ------    ------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income................     0.37       0.26      0.26      0.35      0.27     0.27      0.32      0.28      0.26
     Net gain (loss) on securities
         (both realized and unrealized)...     0.89       0.90      0.89      0.89      0.86     0.87      2.39      2.33      2.34
                                             ------     ------    ------    ------    ------   ------    ------    ------    ------
   Total from investment operations.......     1.26       1.16      1.15      1.24      1.13     1.14      2.71      2.61      2.60
                                             ------     ------    ------    ------    ------   ------    ------    ------    ------
   Less distributions:
     Dividends from net investment
        income............................    (0.36)     (0.28)    (0.27)    (0.35)    (0.27)   (0.27)    (0.32)    (0.28)    (0.26)

   Total distributions....................    (0.36)     (0.28)    (0.27)    (0.35)    (0.27)   (0.27)    (0.32)    (0.28)    (0.26)
                                             ------     ------    ------    ------    ------   ------    ------    ------    ------
Net asset value, end of period............   $13.48     $13.30    $13.32    $12.58    $12.42   $12.44    $11.69    $11.56    $11.57
                                             ======     ======    ======    ======    ======   ======    ======    ======    ======

Total return*.............................    10.18%      9.40%     9.36%    10.72%     9.83%    9.89%    29.32%    28.40%    28.31%
                                             ======     ======    ======    ======    ======   ======    ======    ======    ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)...   $   13     $    1    $   10    $    7    $ 0.81   $    7    $    3     $0.34    $    2
Ratio of expenses to average net
assets**..................................     1.33%      2.08%     2.08%     1.33%     2.08%    2.08%     1.33%     2.08%     2.08%
Ratio of net investment income to
   average net assets**...................     2.82%      2.06%     2.07%     3.15%     2.40%    2.36%     3.97%     3.19%     3.23%
Ratio of expenses to average net
   assets
   before contractual expense
   reimbursement and waivers**............     1.69%      2.44%     2.45%     2.25%     2.98%    3.06%     2.46%     3.20%     3.20%
Ratio of net investment income to average
   net assets before contractual expense
   reimbursement and waivers**............     2.46%      1.70%     1.70%     2.23%     1.50%    1.38%     2.84%     2.07%     2.11%
Portfolio turnover rate...................       18%        18%       18%       27%       27%      27%       43%       43%       43%





[RESTUBBED TABLE]




CONDENSED DATA FOR A SHARE OF CAPITAL STOCK              YEAR ENDED          FOR THE PERIOD ENDED
OUTSTANDING THROUGHOUT THE PERIOD                      MARCH 31, 2003          MARCH 31, 2002***
-----------------------------------------------------------------------------------------------------
                                             CLASS A    CLASS B   CLASS C   CLASS A  CLASS B   CLASS C
                                             -------    -------   -------   -------  -------   -------
Net asset value, beginning of period......   $11.45     $11.41    $11.41    $ 9.60    $ 9.60   $ 9.60
                                             ------     ------    ------    ------    ------   ------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income................     0.25       0.18      0.18      0.13      0.13     0.13
     Net gain (loss) on securities
         (both realized and unrealized)...    (2.14)     (2.18)    (2.18)     1.85      1.81     1.81
                                             ------     ------    ------    ------    ------   ------
   Total from investment operations.......    (1.89)     (2.00)    (2.00)     1.98      1.94     1.94
                                             ------     ------    ------    ------    ------   ------
   Less distributions:
     Dividends from net investment
        income............................    (0.26)     (0.18)    (0.18)    (0.13)    (0.13)   (0.13)
                                             ------     ------    ------    ------    ------   ------
   Total distributions....................    (0.26)     (0.18)    (0.18)    (0.13)    (0.13)   (0.13)
                                             ------     ------    ------    ------    ------   ------
Net asset value, end of period............   $ 9.30     $ 9.23    $ 9.23    $11.45    $11.41   $11.41
                                             ======     ======    ======    ======    ======   ======

Total return*.............................   (16.49%)   (17.51%)  (17.53%)   20.60%    20.17%   20.17%
                                             ======     ======    ======    ======    ======   ======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)...   $ 0.08     $ 0.04    $ 0.05    $ 0.04    $ 0.01   $ 0.01
Ratio of expenses to average net
assets**..................................     1.33%      2.08%     2.08%     1.33%     2.08%    2.08%
Ratio of net investment income to
   average net assets**...................     2.88%      2.28%     2.22%     2.88%     2.19%    2.19%
Ratio of expenses to average net assets
      before contractual expense
   reimbursement and waivers**............     2.72%      3.49%     3.47%     1.87%     3.17%    3.17%
Ratio of net investment income to average
   net assets before contractual expense
   reimbursement and waivers**...........      1.49%      0.87%     0.83%     2.34%     1.10%    1.10%
Portfolio turnover rate..................        33%        33%       33%       17%       17%      17%


*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   SALES OF CLASS A, B AND C SHARES BEGAN SEPTEMBER 24, 2001.
(A)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************

AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------


CONDENSED DATA FOR A SHARE OF CAPITAL STOCK            YEAR ENDED                     YEAR ENDED                 YEAR ENDED
OUTSTANDING THROUGHOUT THE PERIOD.                 MARCH 31, 2006 (A)               MARCH 31, 2005             MARCH 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A     CLASS B   CLASS C   CLASS A   CLASS B  CLASS C   CLASS A   CLASS B   CLASS C
                                            -------     -------   -------   -------   -------  -------   -------   -------   -------
Net asset value, beginning of period......   $ 9.76     $ 9.61    $ 9.49    $ 9.86    $ 9.71   $ 9.60    $ 8.57    $ 8.44    $ 8.34
                                             ------     ------    ------    ------    ------   ------    ------    ------    ------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income................     0.43       0.37      0.35      0.28      0.21     0.21      0.37      0.28      0.28
     Net gain (loss) on securities
         (both realized and unrealized)...     0.16       0.14      0.15     (0.06)    (0.06)   (0.07)     1.28      1.27      1.26
                                             ------     ------    ------    ------    ------   ------    ------    ------    ------
   Total from investment operations.......     0.59       0.51      0.50      0.22      0.15     0.14      1.65      1.55      1.54
                                             ------     ------    ------    ------    ------   ------    ------    ------    ------
   Less distributions:
     Dividends from net investment
        income............................    (0.48)     (0.38)    (0.39)    (0.28)    (0.21)   (0.21)    (0.36)    (0.28)    (0.28)
     Distributions from capital gains.....    (0.10)     (0.10)    (0.10)    (0.04)    (0.04)   (0.04)       --        --        --
     Return of capital....................       --         --        --        --        --       --        --        --        --
                                             ------     ------    ------    ------    ------   ------    ------    ------    ------
   Total distributions....................    (0.58)     (0.48)    (0.49)    (0.32)    (0.25)   (0.25)    (0.36)    (0.28)    (0.28)
                                             ======     ======    ======    ======    ======   ======    ======    ======    ======

Net asset value, end of period............   $ 9.77     $ 9.64    $ 9.50    $ 9.76    $ 9.61   $ 9.49    $ 9.86    $ 9.71    $ 9.60
                                             ======     ======    ======    ======    ======   ======    ======    ======    ======

Total return*.............................     6.22%      5.46%     5.46%     2.27%     1.54%    1.44%    19.54%    18.61%    18.73%
                                             ======     ======    ======    ======    ======   ======    ======    ======    ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)...   $    8     $    2    $    4    $   22    $    2   $    9    $    9    $    2    $    8
Ratio of expenses to average net
    assets**..............................     1.33%      2.08%     2.08%     1.33%     2.08%    2.08%     1.33%     2.08%     2.08%
Ratio of net investment income to
   average net assets**...................     4.41%      3.93%     3.76%     2.90%     2.18%    2.18%     3.90%     3.10%     3.14%
Ratio of expenses to average net
 assets before contractual expense
   reimbursement and waivers**............     2.09%      2.79%     2.84%     2.32%     3.11%    3.10%     3.06%     3.83%     3.82%
Ratio of net investment income to
   average net assets before contractual
   expense reimbursement and waivers**....     3.65%      3.22%     3.00%     1.91%     1.15%    1.16%     2.17%     1.35%     1.40%

Portfolio turnover rate...................       28%        28%       28%       47%       47%      47%       44%       44%       44%





[RESTUBBED TABLE]




CONDENSED DATA FOR A SHARE OF CAPITAL STOCK              YEAR ENDED          FOR THE PERIOD ENDED
OUTSTANDING THROUGHOUT THE PERIOD                      MARCH 31, 2003          MARCH 31, 2002***
-----------------------------------------------------------------------------------------------------
                                             CLASS A    CLASS B   CLASS C   CLASS A   CLASS B  CLASS C
                                             -------    -------   -------   -------   -------  -------
Net asset value, beginning of period......   $ 8.68     $ 8.54    $ 8.48    $ 8.55    $ 8.55   $ 8.55
                                             ------     ------    ------    ------    ------   ------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income................     0.43       0.36      0.40      0.24      0.29     0.35
     Net gain (loss) on securities
         (both realized and unrealized)...    (0.11)     (0.11)    (0.15)     0.16      0.07     0.01
                                             ------     ------    ------    ------    ------   ------
   Total from investment operations.......     0.32       0.25      0.25      0.40      0.36     0.36
                                             ======     ======    ======    ======    ======   ======
   Less distributions:
     Dividends from net investment
        income............................    (0.43)     (0.35)    (0.39)    (0.24)    (0.29)   (0.35)
     Distributions from capital gains.....       --         --        --     (0.01)    (0.01)   (0.01)
     Return of capital....................       --         --        --     (0.02)    (0.07)   (0.07)
                                             ------     ------    ------    ------    ------   ------
   Total distributions....................    (0.43)     (0.35)    (0.39)    (0.27)    (0.37)   (0.43)
                                             ======     ======    ======    ======    ======   ======

Net asset value, end of period............   $ 8.57     $ 8.44    $ 8.34    $ 8.68    $ 8.54   $ 8.48
                                             ======     ======    ======    ======    ======   ======
Total return*.............................     3.92%      3.17%     3.11%     4.64%     4.29%    4.29%
                                             ======     ======    ======    ======    ======   ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)...   $    4     $ 0.63    $    3    $ 0.11    $ 0.02   $ 0.01
Ratio of expenses to average net
    assets**..............................     1.33%      2.08%     2.08%     1.33%     2.07%    2.08%
Ratio of net investment income to
   average net assets**...................     6.10%      5.60%     5.29%     8.39%     7.91%    7.82%
Ratio of expenses to average net
 assets before contractual expense
   reimbursement and waivers**............     4.61%      5.47%     5.33%     4.71%     5.84%    5.89%
Ratio of net investment income to
   average net assets before contractual
   expense reimbursement and waivers**....     2.82%      2.21%     2.04%     5.01%     4.14%    4.01%

Portfolio turnover rate...................       36%        36%       36%       34%       34%     34%


*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   SALES OF CLASS A, B AND C SHARES BEGAN SEPTEMBER 24, 2001.
(A)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************

AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------


CONDENSED DATA FOR A SHARE OF CAPITAL STOCK              YEAR ENDED                 YEAR ENDED                   YEAR ENDED
OUTSTANDING THROUGHOUT THE PERIOD.                   MARCH 31, 2006 (A)           MARCH 31, 2005               MARCH 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A    CLASS B   CLASS C   CLASS A   CLASS B  CLASS C   CLASS A   CLASS B  CLASS C
                                             -------    -------  --------   -------   -------  -------   -------   ------   -------
Net asset value, beginning of period......   $12.64     $12.31    $12.31    $12.50    $12.26   $12.26    $ 8.91    $ 8.80   $ 8.81
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   INCOME FROM INVESTMENT
   OPERATIONS:
     Net investment income (loss).........    (0.04)     (0.13)    (0.13)    (0.01)    (0.09)   (0.10)    (0.03)    (0.05)      --
     Net gain (loss) on securities
         (both realized and
         unrealized)......................     1.22       1.17      1.17      0.15      0.14     0.15      3.62      3.51     3.45
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
Total from investment operations..........     1.18       1.04      1.04      0.14      0.05     0.05      3.59      3.46     3.45
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
Net asset value, end of period............   $13.82     $13.35    $13.35    $12.64    $12.31   $12.31    $12.50    $12.26   $12.26
                                             ======     ======    ======    ======    ======   ======    ======    ======   ======
Total return*.............................     9.34%      8.45%     8.45%     1.12%     0.41%    0.41%    40.29%    39.32%   39.16%
                                             ======     ======    ======    ======    ======   ======    ======    ======   ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
     (in millions)........................   $ 0.43     $ 0.09    $ 0.26    $ 0.41    $ 0.12   $ 0.23    $ 0.37    $ 0.06   $ 0.18
Ratio of expenses to average net
     assets**.............................     1.53%      2.28%     2.28%     1.53%     2.28%    2.28%     1.33%     2.08%    2.09%
Ratio of net investment loss to
   average net assets**...................    (0.30%)   (1.06%)    (1.07%)   (0.07%)  (0.81%)   (0.79%)   (0.36%)   (1.07%)  (1.11%)
Ratio of expenses to average net
   assets before contractual
   expense reimbursement and
   waivers**..............................     2.45%      3.30%     3.24%     3.59%     4.41%    4.27%     3.52%     4.29%    4.27%
Ratio of net investment loss to
   average net assets before
   contractual expense
   reimbursement and waivers**............    (1.22%)    (2.08%)   (2.03%)   (2.13%)   (2.94%)  (2.78%)   (2.55%)   (3.28%)  (3.29%)
Portfolio turnover rate...................       40%        40%       40%       24%       24%      24%       45%       45%      45%




[RESTUBBED TABLE]




CONDENSED DATA FOR A SHARE OF CAPITAL STOCK              YEAR ENDED          FOR THE PERIOD ENDED
OUTSTANDING THROUGHOUT THE PERIOD                      MARCH 31, 2003          MARCH 31, 2002***
-----------------------------------------------------------------------------------------------------
                                             CLASS A    CLASS B   CLASS C   CLASS A   CLASS B  CLASS C
                                             -------    -------   -------   -------   -------  -------
Net asset value, beginning of period......   $12.99     $12.93    $12.93    $10.53    $10.53   $10.53
                                             ------     ------    ------    ------    ------   ------

   INCOME FROM INVESTMENT
   OPERATIONS:
     Net investment income (loss).........       --      (0.08)    (0.08)    (0.02)    (0.06)   (0.08)
     Net gain (loss) on securities
         (both realized and
         unrealized)......................    (4.08)     (4.05)    (4.04)     2.48      2.46     2.48
                                             ------     ------    ------    ------    ------   ------
Total from investment operations..........    (4.08)     (4.13)    (4.12)     2.46      2.40     2.40
                                             ------     ------    ------    ------    ------   ------
Net asset value, end of period............   $ 8.91     $ 8.80    $ 8.81    $12.99    $12.93   $12.93
                                             ======     ======    ======    ======    ======   ======
Total return*.............................   (31.41%)   (31.94%)  (31.86%)   23.36%    22.79%   22.79%
                                             ======     ======    ======    ======    ======   ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
     (in millions)........................   $ 0.12     $ 0.02    $ 0.03    $ 0.07    $ 0.02   $ 0.01
Ratio of expenses to average net
     assets**.............................     1.33%      2.08%     2.08%     1.33%     2.08%    2.08%
Ratio of net investment loss to
   average net assets**...................    (0.05%)    (0.82%)   (0.83%)   (0.49%)   (1.24%)  (1.20%)
Ratio of expenses to average net
   assets before contractual
   expense reimbursement and
   waivers**..............................     3.93%      4.65%     4.66%     2.97%     3.94%    3.95%
Ratio of net investment loss to
   average net assets before
   contractual expense
   reimbursement and waivers**............    (2.65%)    (3.39%)   (3.41%)   (2.13%)   (3.10%)  (3.07%)
Portfolio turnover rate...................       13%        13%       13%       11%       11%      11%

*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   SALES OF CLASS A, B AND C SHARES BEGAN SEPTEMBER 24, 2001.
(A)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.


********************************************************************************
AFBA 5STAR MID CAP FUND

CONDENSED DATA FOR A SHARE OF CAPITAL STOCK             YEAR ENDED                   YEAR ENDED                   YEAR ENDED
OUTSTANDING THROUGHOUT THE PERIOD.                  MARCH 31, 2006 (A)             MARCH 31, 2005               MARCH 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A    CLASS B   CLASS C   CLASS A   CLASS B  CLASS C   CLASS A   CLASS B  CLASS C
                                             -------    -------   -------   -------   -------  -------   -------   -------  -------

Net asset value, beginning of period......   $12.87     $12.58    $12.58    $12.74    $12.55   $12.55    $ 7.75    $ 7.69   $ 7.69
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss).........    (0.10)     (0.20)    (0.20)    (0.06)    (0.15)   (0.08)    (0.04)    (0.11)   (0.05)
     Net gain (loss) on securities
       (both realized and unrealized).....     3.18       3.09      3.10      0.33      0.32     0.25      5.03      4.97     4.91
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   Total from investment operations.......     3.08       2.89      2.90      0.27      0.17     0.17      4.99      4.86     4.86
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   Less distributions:
     Distributions from capital gains.....    (0.03)     (0.03)    (0.03)    (0.14)    (0.14)   (0.14)       --        --       --
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   Total distributions....................    (0.03)     (0.03)    (0.03)    (0.14)    (0.14)   (0.14)       --        --       --
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
Net asset value, end of period............   $15.92     $15.44    $15.45    $12.87    $12.58   $12.58    $12.74    $12.55   $12.55
                                             ======     ======    ======    ======    ======   ======    ======    ======   ======
Total return*.............................    23.96%     23.00%    23.08%     2.08%     1.31%    1.31%    64.39%    63.20%   63.20%
                                             ======     ======    ======    ======    ======   ======    ======    ======   ======


RATIOS/SUPPLEMENTAL DATA:


Net assets, end of period (in millions)...   $   13     $ 0.31    $    6    $    4    $ 0.09   $    4    $    1    $ 0.05   $ 0.51
Ratio of expenses to average net
   assets**...............................     1.53%      2.28%     2.28%     1.53%     2.28%    2.28%     1.51%     2.26%    2.27%
Ratio of net investment loss to
   average net assets**...................    (0.69%)    (1.43%)   (1.45%)   (0.88%)   (1.65%)  (1.62%)   (1.02%)   (1.77%)  (1.77%)
Ratio of expenses to average net assets

   before contractual expense

   reimbursement and waivers**............     2.88%      3.59%     3.76%     8.69%     8.61%   11.14%    16.36%    17.78%   16.60%
Ratio of net investment loss to average

   net assets before contractual expense

   reimbursement and waivers**............    (2.04%)    (2.74%)   (2.93%)   (8.04%)   (7.98%) (10.48%)  (15.87%)  (17.29%) (16.10%)
Portfolio turnover rate...................       19%        19%       19%       18%       18%      18%       22%       22%      22%



[RESTUBBED TABLE]


CONDENSED DATA FOR A SHARE OF CAPITAL STOCK        FOR THE PERIOD ENDED
OUTSTANDING THROUGHOUT THE PERIOD.                  MARCH 31, 2003***
--------------------------------------------------------------------------------
                                             CLASS A    CLASS B   CLASS C
                                             -------    -------   -------
Net asset value, beginning of period......   $10.00     $10.00    $10.00
                                             ------     ------    ------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss).........    (0.03)     (0.12)    (0.09)
     Net gain (loss) on securities
       (both realized and unrealized).....    (2.22)     (2.19)    (2.22)
                                             ------     ------    ------
   Total from investment operations.......    (2.25)     (2.31)    (2.31)
                                             ------     ------    ------
   Less distributions:
     Distributions from capital gains.....       --         --        --
                                             ------     ------    ------
   Total distributions....................       --         --        --
                                             ------     ------    ------
Net asset value, end of period............   $ 7.75     $ 7.69    $ 7.69
                                             ======     ======    ======

Total return*.............................   (22.50%)   (23.10%)  (23.10%)
                                             ======     ======    ======

RATIOS/SUPPLEMENTAL DATA:


Net assets, end of period (in millions)...   $ 0.08     $ 0.01    $ 0.02
Ratio of expenses to average net
   assets**...............................     1.33%      2.08%     2.08%
Ratio of net investment loss to
   average net assets**...................    (0.83%)    (1.56%)   (1.56%)
Ratio of expenses to average net assets

   before contractual expense

   reimbursement and waivers**............    29.57%     28.71%    29.53%
Ratio of net investment loss to average

   net assets before contractual expense

   reimbursement and waivers**............   (29.07%)   (28.19%)  (29.01%)
Portfolio turnover rate...................       11%        11%       11%


*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   SALES OF CLASS A, B AND C SHARES BEGAN MAY 1, 2002.
(A)   PER SHARE AMOUNT CALCULATED USING AVERAGE
      SHARES OUTSTANDING METHOD.

********************************************************************************

AFBA 5STAR SCIENCE & TECHNOLOGY FUND
-------------------------------------------------------------------------------


CONDENSED DATA FOR A SHARE OF CAPITAL STOCK              YEAR ENDED                 YEAR ENDED                   YEAR ENDED
OUTSTANDING THROUGHOUT THE PERIOD.                   MARCH 31, 2006 (A)           MARCH 31, 2005               MARCH 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A    CLASS B   CLASS C   CLASS A   CLASS B  CLASS C   CLASS A   CLASS B  CLASS C
                                             -------    -------   -------   -------   -------  -------   -------   ------   -------
Net asset value, beginning of period         $11.64     $11.34    $11.34    $12.42    $12.19   $12.19    $ 6.74    $ 6.67   $ 6.67
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   INCOME FROM INVESTMENT
   OPERATIONS:
     Net investment income
       (loss) ............................    (0.12)     (0.21)    (0.21)    (0.07)    (0.14)   (0.16)    (0.05)    (0.10)   (0.04)
     Net gain (loss) on
       securities (both realized
       and unrealized)....................     3.19       3.10      3.11     (0.69)    (0.69)   (0.67)     5.73      5.62     5.56
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   Total from investment
     operations...........................     3.07       2.89      2.90     (0.76)    (0.83)   (0.83)     5.68      5.52     5.52
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   Less distributions:
     Distributions from capital gain......    (0.53)     (0.53)    (0.53)    (0.02)    (0.02)   (0.02)       --        --       --
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   Total distributions....................    (0.53)     (0.53)    (0.53)    (0.02)    (0.02)   (0.02)       --        --       --
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
Net asset value, end of period............   $14.18     $13.70    $13.71    $11.64    $11.34   $11.34    $12.42    $12.19   $12.19
                                             ======     ======    ======    ======    ======   ======    ======    ======   ======
Total return**............................    27.13%     26.24%    26.33%    (6.13%)   (6.82%)  (6.82%)   84.27%    82.76%   82.76%
                                             ======     ======    ======    ======    ======   ======    ======    ======   ======
Ratios/Supplemental Data:

Net assets, end of period (in millions)...   $    2     $ 0.14    $    1    $ 0.95    $ 0.35   $ 0.54    $ 0.26    $ 0.09   $ 0.45

Ratio of expenses to average net
   assets**...............................     1.53%      2.28%     2.28%     1.53%     2.28%    2.28%     1.50%     2.26%    2.27%

Ratio of net investment loss to
   average net assets**...................    (0.91%)    (1.67%)   (1.66%)   (0.86%)   (1.63%)  (1.65%)   (1.00%)   (1.77%)  (1.69%)
Ratio of expenses to average net assets
   before contractual expense
   reimbursement and waivers**............     5.01%      6.18%     5.69%    11.70%    11.76%   10.91%    10.45%    11.17%   10.83%
Ratio of net investment loss to average
   net assets before contractual
   expense reimbursement and
   waivers**..............................    (4.39%)    (5.57%)   (5.07%)  (11.03%)  (11.11%) (10.28%)   (9.96%)  (10.68%) (10.25%)
Portfolio turnover rate...................       44%        44%       44%       48%       48%      48%       44%       44%      44%



[RESTUBBED TABLE]



CONDENSED DATA FOR A SHARE OF CAPITAL STOCK              YEAR ENDED          FOR THE PERIOD ENDED
OUTSTANDING THROUGHOUT THE PERIOD                      MARCH 31, 2003          MARCH 31, 2002***
-----------------------------------------------------------------------------------------------------
                                             CLASS A    CLASS B   CLASS C   CLASS A   CLASS B  CLASS C
                                             -------    -------   -------   -------   -------  -------
Net asset value, beginning of period         $11.37     $11.33    $11.33    $10.00    $10.00   $10.00
                                             ------     ------    ------    ------    ------   ------
   INCOME FROM INVESTMENT
   OPERATIONS:
     Net investment income
       (loss) ............................    (0.05)     (0.10)    (0.12)    (0.03)    (0.09)   (0.09)
     Net gain (loss) on
       securities (both realized
       and unrealized)....................    (4.58)     (4.56)    (4.54)     1.40      1.42     1.42
                                             ------     ------    ------    ------    ------   ------
   Total from investment
     operations...........................    (4.63)     (4.66)    (4.66)     1.37      1.33     1.33
                                             ------     ------    ------    ------    ------   ------
   Less distributions:
     Distributions from capital gain......       --         --        --        --        --       --
                                             ------     ------    ------    ------    ------   ------
   Total distributions....................       --         --        --        --        --       --
                                             ------     ------    ------    ------    ------   ------
Net asset value, end of period............   $ 6.74     $ 6.67    $ 6.67    $11.37    $11.33   $11.33
                                             ======     ======    ======    ======    ======   ======
Total return**............................   (40.72%)   (41.13%)  (41.13%)   13.70%    13.30%   13.30%
                                             ======     ======    ======    ======    ======   ======
Ratios/Supplemental Data:

Net assets, end of period (in millions)...   $ 0.03     $ 0.01     $0.01    $ 0.02    $ 0.01   $ 0.01

Ratio of expenses to average net
   assets**...............................     1.33%      2.08%     2.08%     1.33%     2.08%    2.08%

Ratio of net investment loss to
   average net assets**...................    (0.84%)    (1.60%)   (1.61%)   (0.96%)   (1.71%)  (1.71%)
Ratio of expenses to average net assets
   before contractual expense
   reimbursement and waivers**............    15.72%     15.89%    15.75%     7.26%     9.49%    9.49%
Ratio of net investment loss to average
   net assets before contractual
   expense reimbursement and
   waivers**..............................   (15.23%)   (15.41%)  (15.28%)   (6.89%)   (9.12%)  (9.12%)
Portfolio turnover rate...................       19%        19%       19%        5%        5%       5%


*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   SALES OF CLASS A, B AND C SHARES BEGAN OCTOBER 12, 2001.
(A)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************

AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------


CONDENSED DATA FOR A SHARE OF CAPITAL STOCK             YEAR ENDED                   YEAR ENDED                   YEAR ENDED
OUTSTANDING THROUGHOUT THE PERIOD.                  MARCH 31, 2006 (A)             MARCH 31, 2005               MARCH 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A    CLASS B   CLASS C   CLASS A   CLASS B  CLASS C   CLASS A   CLASS B  CLASS C
                                             -------    -------   -------   -------   -------  -------   -------   -------  -------

Net asset value, beginning of period......   $15.54     $15.15    $15.15    $15.08    $14.82   $14.82    $ 8.26    $ 8.17   $ 8.17
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss).........    (0.14)     (0.26)    (0.26)    (0.07)    (0.15)   (0.15)    (0.05)    (0.15)   (0.13)
     Net gain (loss) on securities
         (both realized and unrealized)...     3.19       3.10      3.10      0.54      0.49     0.49      6.92      6.85     6.83
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   Total from investment operations.......     3.05       2.84      2.84      0.47      0.34     0.34      6.87      6.70     6.70
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   Less distributions:
     Dividends from capital gains.........    (0.10)     (0.10)    (0.10)    (0.01)    (0.01)   (0.01)    (0.05)    (0.05)   (0.05)
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   Total distributions....................    (0.10)     (0.10)    (0.10)    (0.01)    (0.01)   (0.01)    (0.05)    (0.05)   (0.05)
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
Net asset value, end of period............   $18.49     $17.89    $17.89    $15.54    $15.15   $15.15    $15.08    $14.82   $14.82
                                             ======     ======    ======    ======    ======   ======    ======    ======   ======
Total return*.............................    19.69%     18.80%    18.80%     3.11%     2.29%    2.29%    83.26%    82.09%   82.09%
                                             ======     ======    ======    ======    ======   ======    ======    ======   ======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)...   $  181     $    4    $   22    $  121    $    3   $   17    $   21    $ 0.74   $    5
Ratio of expenses to average net
    assets**..............................     1.53%      2.28%     2.28%     1.53%     2.28%    2.28%     1.51%     2.25%    2.26%
Ratio of net investment loss to average
   net assets**...........................   (0.87%)    (1.62%)   (1.62%)    (0.87%)   (1.62%)  (1.62%)   (1.07%)   (1.81%)  (1.83%)
Ratio of expenses to average net assets
   before contractual expense
   reimbursement and waivers**............     1.57%      2.32%     2.32%     1.96%     2.65%    2.67%     4.24%     5.11%    4.95%
Ratio of net investment loss to average
   net assets before contractual expense
   reimbursement and waivers**............    (0.91%)    (1.66%)   (1.66%)   (1.30%)   (1.99%)  (2.01%)   (3.80%)   (4.67%)  (4.52%)
Portfolio turnover rate...................       24%        24%       24%       26%       26%      26%       23%       23%      23%













[RESTUBBED TABLE]



CONDENSED DATA FOR A SHARE OF CAPITAL STOCK              YEAR ENDED          FOR THE PERIOD ENDED
OUTSTANDING THROUGHOUT THE PERIOD                      MARCH 31, 2003          MARCH 31, 2002***
-----------------------------------------------------------------------------------------------------
                                             CLASS A    CLASS B   CLASS C   CLASS A   CLASS B  CLASS C
                                             -------    -------   -------   -------   -------  -------
Net asset value, beginning of period ...     $12.60     $12.56    $12.56    $10.00    $10.00   $10.00
                                             ------     ------    ------    ------    ------   ------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ......      (0.08)     (0.12)    (0.12)    (0.02)    (0.03)   (0.01)
     Net gain (loss) on securities
         (both realized and unrealized)       (4.26)     (4.27)    (4.27)     2.62      2.59     2.57
                                             ------     ------    ------    ------    ------   ------
   Total from investment operations ....      (4.34)     (4.39)    (4.39)     2.60      2.56     2.56
                                             ------     ------    ------    ------    ------   ------
   Less distributions:
     Dividends from capital gains ......         --         --        --        --        --       --
                                             ------     ------    ------    ------    ------   ------
   Total distributions .................         --         --        --        --        --       --
                                             ------     ------    ------    ------    ------   ------
Net asset value, end of period .........     $ 8.26     $ 8.17    $ 8.17    $12.60    $12.56   $12.56
                                             ======     ======    ======    ======    ======   ======

Total return* ..........................     (34.44%)   (34.95%)  (34.95%)   26.00%    25.60%   25.60%
                                             ======     ======    ======    ======    ======   ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)      $    2     $ 0.18    $ 0.32    $ 0.24    $ 0.05   $ 0.16
Ratio of expenses to average net
    assets** ...........................       1.33%      2.08%     2.08%     1.33%     2.08%    2.08%
Ratio of net investment loss to average
   net assets** ........................      (0.83%)    (1.58%)   (1.58%)   (0.93%)   (1.60%)  (1.70%)
Ratio of expenses to average net assets
   before contractual expense
   reimbursement and waivers** .........       7.75%      8.44%     8.35%     6.85%     9.19%    9.62%
Ratio of net investment loss to average
   net assets before contractual expense
   reimbursement and waivers** .........      (7.25%)    (7.94%)   (7.85%)   (6.45%)   (8.71%)  (9.24%)
Portfolio turnover rate ................         26%        26%       26%        0%        0%       0%


*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   SALES OF CLASS A, B AND C SHARES BEGAN OCTOBER 15, 2001.
(A)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************

AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------


CONDENSED DATA FOR A SHARE OF CAPITAL STOCK             YEAR ENDED                   YEAR ENDED                   YEAR ENDED
OUTSTANDING THROUGHOUT THE PERIOD.                  MARCH 31, 2006 (A)             MARCH 31, 2005               MARCH 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A    CLASS B   CLASS C   CLASS A   CLASS B  CLASS C   CLASS A   CLASS B  CLASS C
                                             -------    -------   -------   -------   -------  -------   -------   -------  -------
Net asset value, beginning of period......   $13.80     $13.47    $13.47    $14.08    $13.82   $13.82    $ 9.51    $ 9.40   $ 9.40
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   INCOME FROM INVESTMENT
OPERATIONS:
     Net investment income (loss).........    (0.03)     (0.14)    (0.14)     0.03     (0.07)   (0.01)    (0.01)    (0.04)   (0.05)
     Net gain (loss) on securities
         (both realized and
         unrealized)......................     1.82       1.77      1.78     (0.28)    (0.28)   (0.34)     4.58      4.46     4.47
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   Total from investment operations.......     1.79       1.63      1.64     (0.25)    (0.35)   (0.35)     4.57      4.42     4.42
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   Less distributions:
     Dividends from net investment
     income...............................       --         --        --     (0.03)       --       --        --        --       --
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
   Total distributions....................       --         --        --     (0.03)       --       --        --        --       --
                                             ------     ------    ------    ------    ------   ------    ------    ------   ------
Net asset value, end of period............   $15.59     $15.10    $15.11    $13.80    $13.47   $13.47    $14.08    $13.82   $13.82
                                             ======     ======    ======    ======    ======   ======    ======    ======   ======

Total return*.............................   12.97%      12.10%    12.18%    (1.81%)   (2.53%)  (2.53%)   48.05%    47.02%   47.02%
                                             ======     ======    ======    ======    ======   ======    ======    ======   ======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)...   $    2     $ 0.05    $    1    $    1    $ 0.05   $    2    $ 0.57    $ 0.05   $ 0.43
Ratio of expenses to average net
   assets**...............................     1.53%      2.28%     2.28%     1.53%     2.28%    2.28%     1.34%     2.09%    2.09%
Ratio of net investment loss to average
   net assets**...........................    (0.21%)    (0.98%)   (0.97%)    0.22%    (0.57%)  (0.50%)   (0.12%)   (0.88%)  (0.90%)
Ratio of expenses to average net assets
   before contractual expense
   reimbursement and waivers**...........      1.90%      2.68%     2.72%     2.48%     3.17%    3.23%     2.53%     3.32%    3.31%
Ratio of net investment loss to average
   net assets before contractual expense
   reimbursement and waivers**............    (0.58%)    (1.38%)   (1.41%)   (0.73%)   (1.46%)  (1.45%)   (1.31%)   (2.12%)  (2.12%)
Portfolio turnover rate...................       16%        16%       16%       37%       37%      37%       23%       23%      23%







[RESTUBBED TABLE]



CONDENSED DATA FOR A SHARE OF CAPITAL STOCK              YEAR ENDED          FOR THE PERIOD ENDED
OUTSTANDING THROUGHOUT THE PERIOD                      MARCH 31, 2003          MARCH 31, 2002***
-----------------------------------------------------------------------------------------------------
                                             CLASS A    CLASS B   CLASS C   CLASS A   CLASS B  CLASS C
                                             -------    -------   -------   -------   -------  -------
Net asset value, beginning of period......   $14.22     $14.17    $14.16    $11.07    $11.07   $11.07

   INCOME FROM INVESTMENT
OPERATIONS:
     Net investment income (loss).........    (0.04)     (0.13)    (0.10)    (0.02)    (0.10)   (0.09)
     Net gain (loss) on securities
         (both realized and
         unrealized)......................    (4.67)     (4.64)    (4.66)     3.17      3.20     3.18

   Total from investment operations.......    (4.71)     (4.77)    (4.76)     3.15      3.10     3.09

   Less distributions:
     Dividends from net investment
     income...............................       --         --        --        --        --       --

   Total distributions....................       --         --        --        --        --       --

Net asset value, end of period............   $ 9.51     $ 9.40    $ 9.40    $14.22    $14.17   $14.16


Total return*.............................   (33.12%)   (33.66%)  (33.62%)   28.46%    28.00%   27.91%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions)...   $ 0.10     $ 0.01    $ 0.09    $ 0.16    $ 0.01   $ 0.01
Ratio of expenses to average net
   assets**...............................     1.33%      2.08%     2.08%     1.33%     2.08%    2.08%
Ratio of net investment loss to average
   net assets**...........................    (0.46%)    (1.19%)   (1.15%)   (0.86%)   (1.46%)  (1.46%)
Ratio of expenses to average net assets
   before contractual expense
   reimbursement and waivers**...........      2.71%      3.50%     3.56%     2.29%     3.12%    3.13%
Ratio of net investment loss to average
   net assets before contractual expense
   reimbursement and waivers**............    (1.84%)    (2.61%)   (2.63%)   (1.82%)   (2.50%)  (2.51%)
Portfolio turnover rate...................       11%        11%       11%       13%       13%      13%


*     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   SALES OF CLASS A, B AND C SHARES BEGAN SEPTEMBER 24, 2001.
(A)   PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
SELECTING THE CORRECT CLASS OF SHARES
--------------------------------------------------------------------------------



                                        This prospectus offers Class A, Class B
                                        and Class C Shares of each Fund. Each
                                        class has its own cost structure,
                                        allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.

CLASS A SHARES

FRONT END SALES LOAD                    If you purchase Class A Shares, you will
                                        incur a sales charge at the time of
                                        purchase (a "front-end load") based on
                                        the dollar amount of your purchase (the
                                        "offering price"), as well as an ongoing shareholder service fee of 0.25% of average net assets. The maximum initial sales charge is 5.50% of the offering price, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described below under "Sales
                                        Charge Reduction and Waivers." Class A
                                        Shares will not be subject to a
                                        contingent deferred sales charge (CDSC
                                        or "back-end load") when they are
                                        redeemed, except that purchases of Class
                                        A Shares of $1,000,000 or more, for
                                        which the initial sales charge has been
                                        waived, may be subject to a CDSC of
                                        1.00% if the shares are redeemed within
                                        one year after purchase. There are no
                                        front-end loads imposed on reinvested
                                        dividends or other distributions. Class
                                        A Shares also will be issued upon
                                        conversion of Class B Shares, as
                                        described below under "Class B Shares."
                                        The minimum initial investment in Class
                                        A Shares is $500.

                                        Part of the front-end sales charge is
                                        paid directly to the selling
                                        broker-dealer (the "dealer
                                        reallowance"). The remainder is retained by the distributor and may by used either to promote the sale of the Fund's shares or to compensate the distributor for its efforts to sell the shares of the Fund.


                                        ****************************************
                                        AFBA 5STAR BALANCED FUND
                                        AFBA 5STAR LARGE CAP FUND
                                        AFBA 5STAR MID CAP FUND
                                        AFBA 5STAR SCIENCE & TECHNOLOGY FUND
                                        AFBA 5STAR SMALL CAP FUND
                                        AFBA 5STAR USA GLOBAL FUND

                                                                                                           SALES CHARGE AS A
                                                                       SALES CHARGE AS A PERCENTAGE     PERCENTAGE OF NET AMOUNT
                                       Purchase Amount                       OF OFFERING PRICE                  INVESTED
                                       ------------------------------- ------------------------------ -----------------------------
                                       $50,000 and less                            5.50%                         5.82%
                                       $50,000 up to $150,000                      4.50%                         4.71%
                                       $150,000 up to $250,000                     3.50%                         3.63%
                                       $250,000 up to $500,000                     2.50%                         2.56%
                                       $500,000 up to $1,000,000                   2.00%                         2.04%
                                       Over $1,000,000                             0.00%                         0.00%

                                       *****************************************
                                       AFBA 5STAR HIGH YIELD FUND

                                                                                                           SALES CHARGE AS A
                                                                       SALES CHARGE AS A PERCENTAGE     PERCENTAGE OF NET AMOUNT
                                       Purchase Amount                       OF OFFERING PRICE                  INVESTED
                                       ------------------------------- ------------------------------ -----------------------------
                                       $50,000 and less                            3.75%                         3.90%
                                       $50,000 up to $150,000                      3.00%                         3.09%
                                       $150,000 up to $250,000                     2.25%                         2.30%
                                       $250,000 up to $500,000                     1.50%                         1.52%
                                       $500,000 up to $1,000,000                   1.00%                         1.01%
                                       Over $1,000,000                             0.00%                         0.00%


SALES CHARGE REDUCTIONS
AND WAIVERS                             REDUCING SALES CHARGES ON YOUR CLASS A
                                        SHARES. There are several ways you can
                                        combine multiple purchases of Class A
                                        Shares to take advantage of the
                                        breakpoints in the sales charge
                                        schedule. These can be combined in any
                                        manner:

                                          o   Accumulation privilege - lets you
                                              add the value of any Class A
                                              Shares you and your immediate
                                              family already own to the amount
                                              of your next investment for
                                              purposes of calculating sales
                                             charges.

                                          o   Letter of intent - lets you
                                              purchase Class A Shares over a
                                              13-month period and receive the
                                              same sales charge as if all
                                              shares had been purchased at
                                              once. See the Statement of
                                              Additional Information for terms
                                              and conditions.

                                        To use these privileges, discuss your
                                        eligibility with your financial
                                        consultant. In order to obtain a
                                        breakpoint discount, it may be necessary at the time of purchase for you to inform the Company or your financial intermediary of the existence of other accounts which you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of AFBA 5Star Funds held in:

                                          o   all of your accounts at AFBA or a
                                              financial intermediary;

                                          o   any of your accounts at another
                                              financial intermediary; and

                                          o   accounts of parties related to
                                              you, such as your spouse or minor
                                              children (under age 21), at any
                                              financial intermediary.

                                        To value accounts in order to determine
                                        whether you have met sales load
                                        breakpoints, the Company combines the
                                        amount of your new investment with the
                                        current value of your existing eligible
                                        holdings. Information regarding
                                        breakpoint discounts is also available
                                        in the Statement of Additional
                                        Information and on the Funds' website,
                                        WWW.AFBA.COM.

                                        CDSC WAIVERS. In general, the CDSC may
                                        be waived on shares you sell for the
                                        following reasons:

                                          o   Payments through certain
                                              systematic retirement plans and
                                              other employee benefit plans;

                                          o   Qualifying distributions from
                                              qualified retirement plans and
                                              other employee benefit plans;

                                          o   Distributions from custodial
                                              accounts under section 403(b)(7)
                                              of the Internal Revenue Code as
                                              well as from Individual Retirement
                                              Accounts (IRAs) due to death,
                                              disability or attainment of age
                                              70 1/2; and

                                          o   Participation in certain fee-based
                                              programs.

                                        To use any of these waivers, contact
                                        your financial consultant.


                                        NET ASSET VALUE PURCHASES. Class A
                                        shares may be purchased at net asset
                                        value, with only a minimum initial
                                        investment, by:

                                          o   Trustees or other fiduciaries
                                              purchasing shares for certain
                                              retirement plans of organizations
                                              with 50 or more eligible employees
                                              and employer-sponsored benefit
                                              plans in connection with purchases
                                              of Fund shares made as a result of
                                              participant-directed exchanges
                                              between options in such a plan;

                                          o   Investment advisers, financial
                                              planners and certain financial
                                              institutions that place trades for
                                              their own accounts or the accounts
                                              of their clients either
                                              individually or through a master
                                              account and who charge a
                                              management, consulting or other
                                              fee for their services;

                                          o   "Wrap accounts" for the benefit
                                              of clients of broker-dealers,
                                              financial institutions or
                                              financial planners having sales or
                                              service agreements with the
                                              distributor or another
                                              broker-dealer or financial
                                              institution with respect to sales
                                              of Fund shares;

                                          o   Current or retired trustees,
                                              officers and employees of AFBA
                                              5Star Fund, Inc., the distributor,
                                              the transfer agent, the Manager
                                              and its members, certain family
                                              members of the above persons, and
                                              trusts or plans primarily for such
                                              persons or their family members;

                                          o   Current or retired registered
                                              representatives or full-time
                                              employees and their spouses and
                                              minor children and plans of
                                              broker-dealers or other
                                              institutions that have selling
                                              agreements with the distributor;
                                              and

                                          o   Such other persons as are
                                              determined by the Manager or
                                              distributor to have acquired
                                              shares under circumstances where a
                                              Fund has not incurred any sales
                                              expense.

CLASS B SHARES
BACK END SALES LOAD                     If you purchase Class B Shares, you will
                                        not incur a sales charge at the time of
                                        purchase. However, Class B Shares are
                                        subject to ongoing Rule 12b-1 fees of
                                        1.00% of average daily net assets. This
                                        fee is broken down into an ongoing Rule
                                        12b-1 distribution fee of 0.75% of
                                        average daily net assets and an ongoing
                                        shareholder service fee of 0.25% of
                                        average daily net assets. Class B Shares are subject to a CDSC if you redeem them prior to the seventh year after purchase. At the end of the seventh year after purchase, Class B Shares will automatically convert into Class A
                                        Shares of the respective Fund, which are not subject to the Rule 12b-1 distribution fee of 0.75%. Automatic conversion of Class B Shares into Class
                                        A Shares will occur at least once a
                                        month on the basis of the relative net
                                        asset values of the shares of the two
                                        classes on the conversion date, without
                                        the imposition of any sales load, fee or other charge. Conversion of Class B
                                        Shares to Class A Shares will not be
                                        deemed a purchase or sale of shares for
                                        federal income tax purposes. There is no CDSC imposed on Class B Shares purchased through reinvestment of dividends and other distributions and such shares will convert automatically to Class A Shares based on the portion of purchased shares that convert. The minimum initial investment in Class B Shares is $500.

CLASS C SHARES
PAY AS YOU GO                           If you purchase Class C Shares, you do
                                        not incur a sales charge at the time of
                                        purchase. However, Class C Shares are
                                        subject to ongoing Rule 12b-1 fees of
                                        1.00% of average daily net assets. This
                                        fee is broken down into an ongoing Rule
                                        12b-1 distribution fee of 0.75% of
                                        average daily net assets and an ongoing
                                        shareholder service fee of 0.25% of
                                        average daily net assets. Class C Shares also are subject to a 1.00% CDSC if you redeem them within 12 months of purchase. Although Class C Shares are subject to a CDSC for only 12 months (as compared to seven years of Class B), Class C Shares have no conversion feature. Accordingly, if you purchase
                                        Class C Shares, those shares will be
                                        subject to the 0.75% distribution fee
                                        and the 0.25% shareholder service fee
                                        for as long as you own your Class C
                                        Shares. The minimum initial investment
                                        in Class C Shares is $500.

CDSC OR "CONTINGENT
DEFERRED SALES CHARGE"                  You may be subject to a CDSC upon
                                        redemption of your Class B and Class C
                                        Shares according to the following chart.

                                          o   CLASS B SHARES

                                          **************************************
                                          AFBA 5STAR BALANCED FUND
                                          AFBA 5STAR LARGE CAP FUND
                                          AFBA 5STAR MID CAP FUND
                                          AFBA 5STAR SCIENCE & TECHNOLOGY FUND
                                          AFBA 5STAR SMALL CAP FUND
                                          AFBA 5STAR USA GLOBAL FUND
                                          --------------------------------------

                                                            YEARS AFTER             CDSC ON SHARES BEING
                                                              PURCHASE                    REDEEMED
                                                    ---------------------------------------------------------
                                                              1st year                      4.75%
                                                              2nd year                      4.25%
                                                              3rd year                      3.25%
                                                              4th year                      2.25%
                                                              5th year                      2.25%
                                                              6th year                      1.25%
                                                              7th year                      0.50%
                                                         After the 7th year                 None

                                          **************************************
                                          AFBA 5STAR HIGH YIELD FUND

                                                            YEARS AFTER             CDSC ON SHARES BEING
                                                              PURCHASE                    REDEEMED
                                                    ---------------------------------------------------------
                                                              1st year                      4.00%
                                                              2nd year                      3.00%
                                                              3rd year                      3.00%
                                                              4th year                      2.00%
                                                              5th year                      2.00%
                                                              6th year                      2.00%
                                                              7th year                      1.00%
                                                         After the 7th year                 None

                                        Class B Shares will be automatically
                                        converted to Class A Shares at the end
                                        of the seventh year after purchase.

                                          o    CLASS C SHARES

                                          If you redeem Class C Shares within 12
                                          months of purchase, you will be
                                          charged a CDSC of 1.00%. There is no
                                          CDSC imposed on Class C Shares
                                          acquired through reinvestment of
                                          dividends or capital gains.


                                          The CDSC on redemptions of all classes
                                          of shares is computed based on the
                                          original purchase price of the shares
                                          being redeemed, net of reinvested
                                          dividends and capital gains
                                          distributions. CDSC calculations are
                                          based on the specific shares involved,
                                          not the value of the account. To keep
                                          your CDSC as low as possible, each
                                          time you place a request to sell
                                          shares, we will first sell any shares
                                          in your account that are not subject
                                          to a CDSC. If there are not enough of
                                          these shares to meet your request, we
                                          will sell your shares on a first-in,
                                          first-out basis. Your financial
                                          consultant or institution may elect to
                                          waive some or all of the payment,
                                          thereby reducing or eliminating the
                                          otherwise applicable CDSC.




********************************************************************************
HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------



                                          HOW TO BUY SHARES (see chart on page
                                          56 for details)
                                          By phone, mail or wire
                                          Through Automatic Monthly Investments

                                          Minimum Initial Investment                                 CLASS A     CLASS B     CLASS C
                                                                                                     -------     -------     -------
                                          Regular Account                                              $500        $500        $500
                                          Account With Automatic Monthly Investment Plan               $100        $100        $100
                                          IRA and Uniform Transfer (Gift) to Minors Accounts           $250        $250        $250

                                          MINIMUM ADDITIONAL INVESTMENT                              CLASS A     CLASS B     CLASS C
                                                                                                     -------     -------     -------
                                          By Mail                                                      $100        $100        $100
                                          By Telephone (ACH)                                           $100        $100        $100
                                          By Wire                                                      $500        $500        $500
                                          Account With Automatic Monthly Investment Plan               $50         $50         $50

                                          MINIMUM ACCOUNT SIZE
                                          You must maintain a minimum account
                                          value equal to the current minimum
                                          initial investment. If your account
                                          falls below this amount due to
                                          redemptions (not market action), we
                                          may ask you to increase the account to
                                          the minimum. If you do not bring the
                                          account up to the minimum within 60
                                          days after we contact you, we will
                                          close the account and send your money
                                          to you.


********************************************************************************
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


                                          You may withdraw from your account at
                                          any time in the following amounts:

                                          o   any amount for redemptions
                                              requested by mail, phone or
                                              telegraph
                                          o   $1,000 or more for redemptions
                                              wired to your account ($10 fee)
                                          o   $50 or more for redemptions by a
                                              systematic redemption plan (there
                                              may be a fee)
                                          o   $100 or more for redemptions by
                                              automatic monthly exchange to
                                              another Fund
                                          o   $100 or more via ACH; there is no
                                              fee but proceeds may take 4 days
                                              to reach your account

                                          REDEMPTION FEE
                                          The Funds charge a redemption fee of
                                          2% on proceeds from shares redeemed or
                                          exchanged within 60 days following
                                          their acquisition (either by purchase
                                          or exchange). The redemption fee will
                                          be calculated as a percentage of the
                                          net asset value of such shares at the
                                          time of redemption. This redemption
                                          fee is paid directly to the Fund from
                                          which shares are redeemed and
                                          exchanged. The redemption fee is not a
                                          sales charge or a contingent deferred
                                          sales charge. The purpose of the
                                          additional transaction fee is to
                                          allocate costs associated with
                                          redemptions to those investors making
                                          redemptions after holding their shares
                                          for a short period, thus protecting
                                          existing shareholders. For purposes of
                                          applying the redemption fee, shares
                                          held the longest will be treated as
                                          being redeemed first and those shares
                                          held the shortest as being redeemed
                                          last.

                                          The 2% redemption fee will not be
                                          charged on the following transactions:
                                          o   Redemptions of shares resulting
                                              from the death or disability (as
                                              defined in the Internal Revenue
                                              Code) of the shareholder including
                                              a joint owner.

                                          o   Redemptions of shares on an
                                              account that has demonstrated a
                                              severe hardship, such as a medical
                                              emergency, as determined in the
                                              absolute discretion of the
                                              Manager.

                                          o   Redemption of shares acquired
                                              through dividend reinvestment.

                                          o   Redemption of shares acquired
                                              through lump sum or other
                                              distributions from a qualified
                                              corporate or self-employed
                                              retirement plan following the
                                              retirement (or following
                                              attainment of age 59 1/2 in the
                                              case of a "key employee" of a "top
                                              heavy" plan), as described in the
                                              prospectus.

                                          o   Redemption of shares acquired
                                              through distributions from an
                                              individual retirement account
                                              (IRA) or Custodial Account under
                                              Section 403(b)(7) of the tax code,
                                              following attainment of age
                                              59 1/2, as described in the
                                              prospectus.


                                          o   Redemption of shares under the
                                              Funds' systematic withdrawal plan,
                                              as well as shares redeemed as a
                                              result of required minimum
                                              distributions under certain
                                              employer-sponsored retirement
                                              plans or IRAs.


                                          Each Fund also has the discretion to
                                          waive the 2% redemption fee if the
                                          Fund is in jeopardy of failing the 90%
                                          income test or losing its regulated
                                          investment company (RIC) qualification
                                          for tax purposes. Despite the Funds'
                                          implementation of the 2% redemption
                                          fee, there may be certain
                                          intermediaries that are unable to
                                          enforce the Funds' redemption fee (or
                                          process its exceptions) because of
                                          their inability for various reasons to
                                          assess the fee to underlying
                                          shareholders or that may use criteria
                                          and methods for tracking, applying,
                                          and/or calculating the fee that may
                                          differ in some respects from that of
                                          the Funds.

********************************************************************************
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------



                                          The following services are also
                                          available to shareholders. Please call
                                          your financial consultant or the Funds
                                          at (800) 243-9865 for more
                                          information.


                                          o   UNIFORM TRANSFERS (GIFTS) TO
                                              MINORS ACCOUNTS
                                          o   ACCOUNTS FOR CORPORATIONS OR
                                              PARTNERSHIPS
                                          o   SUB-ACCOUNTING SERVICES FOR KEOGH,
                                              TAX QUALIFIED RETIREMENT PLANS,
                                              AND OTHERS
                                          o   PROTOTYPE RETIREMENT PLANS FOR THE
                                              SELF-EMPLOYED, PARTNERSHIPS AND
                                              CORPORATIONS
                                          o   TRADITIONAL IRA ACCOUNTS
                                          o   ROTH IRA ACCOUNTS
                                          o   COVERDELL EDUCATION SAVINGS
                                              ACCOUNTS (FORMERLY EDUCATION IRAS)
                                          o   SIMPLIFIED EMPLOYEE PENSIONS
                                              (SEPS)
                                          o   SAVINGS INCENTIVE MATCH PLAN FOR
                                              EMPLOYEES (SIMPLE PLAN)

********************************************************************************
HOW SHARE PRICE IS DETERMINED
--------------------------------------------------------------------------------



                                        Shares of each Fund are purchased or
                                        redeemed at the net asset value per
                                        share next calculated after your
                                        purchase order and payment or redemption order is received by the Fund. In the case of certain financial institutions that have made satisfactory payment or redemption arrangements with the Funds, orders may be processed at the net asset value per share next effective after receipt by that institution.

                                        The net asset value is calculated by
                                        subtracting from each Fund's total
                                        assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern time) on days when the Funds are open for business (the same days that the New York Stock Exchange is open for trading). In calculating net asset value, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

                                        Equity securities owned by the Funds are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If the last sale price is unavailable, the security is valued at the mean between the last bid and asked prices. Debt securities held by a Fund for which market quotations are readily available are valued at the mean between the last bid and asked prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost.

                                        Under certain circumstances, a security
                                        or other asset may be valued at its fair value as determined in good faith by the Company's Valuation Committee under procedures adopted by the Company's Board of Directors. A Fund may use fair value pricing if trading in a security has been halted or suspended, a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Company calculates net asset value. Significant events most commonly occur with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain common stocks to reflect their fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.

********************************************************************************
DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


                                        So long as each Fund continues to
                                        qualify to be taxed as a regulated
                                        investment company, it generally will
                                        pay no federal income tax on the income
                                        and gains it distributes to you. The
                                        AFBA 5Star Balanced Fund pays
                                        distributions from net investment income quarterly, usually in April, June, September and December. The AFBA 5Star High Yield Fund pays distributions from net investment income monthly. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund pay distributions from net investment income semi-annually, usually in June and December. Distributions from net capital gains realized on the sale of securities will be declared by the AFBA 5Star Balanced Fund annually on or before December 31 and by the AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund semi-annually, usually in June and December. Your distributions will be reinvested automatically in additional shares of a Fund, unless you have elected on your original application, or by written instructions filed with the Funds, to have them paid in cash. We automatically reinvest all dividends under $10.00 in additional shares of a Fund. There are no fees or sales charges on reinvestments.

                                        The amount of any distribution will
                                        vary, and there is no guarantee a Fund
                                        will pay either an income dividend or a
                                        capital gain distribution. If you invest in a Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is known as "buying a dividend."

                                        TAX CONSIDERATIONS - In general, if you
                                        are a taxable investor, Fund
                                        distributions are taxable to you at
                                        either ordinary income or capital gains
                                        tax rates. This is true whether you
                                        reinvest your distributions in
                                        additional Fund shares or receive them
                                        in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

                                        For federal income tax purposes, Fund
                                        distributions of short-term capital
                                        gains are taxable to you as ordinary
                                        income. Fund distributions of long-term
                                        capital gains are taxable to you as
                                        long-term capital gains no matter how
                                        long you have owned your shares. A
                                        portion of income dividends designated
                                        by certain Funds may be qualified
                                        dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

                                        If you do not provide a Fund with your
                                        proper taxpayer identification number
                                        and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the redemption of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.


                                        When you sell, redeem or exchange your
                                        shares in a Fund, you may realize a
                                        capital gain or loss. For tax purposes,
                                        an exchange of your Fund shares for
                                        shares of a different AFBA 5Star Fund is the same as a redemption.

                                        Fund distributions and gains from the
                                        sale, redemption or exchange of your
                                        Fund shares generally are subject to
                                        state and local taxes. Non-U.S.
                                        investors may be subject to U.S.
                                        withholding and estate tax, and are
                                        subject to special U.S. tax
                                        certification requirements. You should
                                        consult your tax advisor about the
                                        federal, state, local or foreign tax
                                        consequences of your investment in a
                                        Fund.



********************************************************************************
ADDITIONAL POLICIES ABOUT TRANSACTIONS
--------------------------------------------------------------------------------


                                        We cannot process transaction requests
                                        that are not completed properly as
                                        described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

                                        CUSTOMER IDENTIFICATION - The Funds seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

                                        PURCHASES - We may reject orders when
                                        not accompanied by payment or when in
                                        the best interest of the Funds and their shareholders.

                                        REDEMPTIONS - We try to send proceeds as soon as practical. In any event, we send proceeds by the third business day after we receive a properly completed request. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Under certain circumstances, we may pay you proceeds in the form of portfolio securities owned by the Fund being redeemed. If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash, and will bear market exposure until such conversion.

                                        If you request a redemption within 15
                                        days of purchase, we will delay sending
                                        your proceeds until we have collected
                                        unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

                                        If you effect a redemption via wire
                                        transfer, you may be required to pay
                                        fees, including a $10 wire fee and other fees, that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds.

                                        TRANSACTIONS THROUGH BROKERS OR AGENTS -
                                        Investors may be charged a fee if they
                                        effect transactions in a Fund through a
                                        broker or agent. The Company has
                                        authorized certain brokers to receive
                                        purchase and redemption orders on its
                                        behalf. Such brokers are authorized to
                                        designate other intermediaries to
                                        receive purchase and redemption orders
                                        on the Company's behalf. A Fund will be
                                        deemed to have received a purchase or
                                        redemption order when an authorized
                                        broker, or, if applicable, a broker's
                                        authorized designee, receives the order.
                                        Customer orders will be priced at a
                                        Fund's net asset value next computed
                                        after they are received by an authorized broker or the broker's authorized designee.

                                        MARKET TIMERS AND FREQUENT TRADING -
                                        While the Funds provide shareholders
                                        with daily liquidity, the Funds are
                                        designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds, including but not limited to market timing. Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders. The Funds do not allow market timing and have policies and procedures to that end.

                                        Frequent purchases and redemptions of a
                                        Fund's shares may present certain risks
                                        for a Fund and its shareholders. These
                                        risks include, among other things,
                                        dilution in the value of Fund shares
                                        held by long-term shareholders,
                                        interference with the efficient
                                        management of a Fund's portfolio,
                                        negatively impairing a Fund's
                                        performance and increased brokerage and
                                        administrative costs for all
                                        shareholders, including long-term
                                        shareholders who do not generate these
                                        costs. A Fund may have difficulty
                                        implementing long-term investment
                                        strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Funds that invest in overseas securities markets or small cap securities are particularly vulnerable to market timers.

                                        The Funds' Board has adopted policies
                                        and procedures to prevent excessive
                                        short-term trading and market timing,
                                        under which the Funds will refuse to
                                        sell shares to market timers, and will
                                        take such other actions necessary to
                                        stop excessive or disruptive trading
                                        activities, including closing an account to new purchases believed to be held by or for a market timer. The Funds may refuse or cancel purchase orders (before the investor is priced into a fund) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers. You will be considered a market timer if you have (i) requested a redemption of Fund shares within 60 days of an earlier purchase (or exchange) request, (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern.

                                        The Funds have implemented trade
                                        activity monitoring procedures to
                                        discourage and prevent market timing or
                                        excessive short-term trading in the
                                        Funds. For purposes of applying these
                                        procedures, the Funds may consider,
                                        among other things, an investor's
                                        trading history in the Funds, and
                                        accounts under common ownership,
                                        influence or control. Under these
                                        procedures, the Funds or their agents
                                        monitor selected trades and flows of
                                        money in and out of the Funds in an
                                        effort to detect excessive short-term
                                        trading activities, and for consistent
                                        enforcement of the policy. If, as a
                                        result of this monitoring, the Funds or
                                        their agents believe that a shareholder
                                        has engaged in excessive short-term
                                        trading, the Fund will refuse to process purchases or exchanges in the shareholder's account.

                                        For direct (networked) accounts where
                                        transaction information can readily be
                                        accessed, the Funds, the Manager or its
                                        agent will seek to use automated systems to monitor transaction activity. Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial Managers ("Intermediaries"), the ability to monitor trades from the underlying shareholders is severely limited. Intermediaries often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some Intermediaries may be unable, or unwilling, to abide by any Fund-imposed trading or exchange restrictions. The Funds, the Manager or their agents will seek to utilize web-based and other tools made available by such intermediaries to provide transparency to screen for excessive short-term trading.

                                        The Funds have implemented fair value
                                        pricing procedures designed to help
                                        ensure that the prices at which Fund
                                        shares are purchased and redeemed are
                                        fair, do not result in the dilution of
                                        shareholder interests or other harm to
                                        shareholders, and help to deter market
                                        timing activity. For more information on fair value pricing by the Funds, please see the section entitled "How Share Price is Determined."

                                        The Funds also charge a redemption fee
                                        of 2% on proceeds from shares redeemed
                                        or exchanged within 60 days following
                                        their acquisition (either by purchase or exchange) to discourage frequent trading. For more information on the Funds' redemption fee, please see the section entitled "How to Redeem Shares."

                                        Although the policy is designed to
                                        discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Manager and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

                                        The policy applies uniformly to all
                                        investors, except as described in the
                                        following circumstances: exemptions to
                                        the Funds' policy defining someone as a
                                        market timer may only be granted by the
                                        Funds' Chief Compliance Officer upon
                                        good reason and exigent circumstances as demonstrated by the individual; exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more; any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or the shareholders; and any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Funds' Board at the next quarterly Board meeting.

                                        ANTI-MONEY LAUNDERING POLICY--In
                                        compliance with the USA PATRIOT Act of
                                        2001, please note that the Funds'
                                        transfer agent may verify certain
                                        information on your account application
                                        as part of the Funds' Anti-Money
                                        Laundering Compliance Program. As
                                        requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Funds do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received. Please contact the Funds' transfer agent at (888) 578-2733 if you need additional assistance when completing your application.


                                        INTERNET ACCOUNT ACCESS - For your
                                        convenience the Funds offer Internet
                                        Account Access so that you may access
                                        your account online, 24 hours a day, 7
                                        days a week. You may review your account balance, purchase or redeem Fund shares (online redemptions are not available for IRA accounts), or make exchanges between different AFBA 5Star Funds. Please note that there is a one-business day delay in the effective date of purchases placed over the Internet.

                                        To register for Internet Account Access, please call the Funds (toll-free) at
                                        (888) 578-2733. Shareholders who have
                                        registered for this service may access
                                        their account by visiting the AFBA 5Star
                                        Funds' website at WWW.AFBA.COM.

                                        SIGNATURE GUARANTEES - The Funds require a medallion signature guarantee on any redemption over $25,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). A notarized signature is not sufficient. Please call
                                        (888) 578-2733 for information on
                                        obtaining a signature guarantee.

                                        CORPORATIONS, TRUSTS AND OTHER ENTITIES
                                        - Additional documentation is normally
                                        required for corporations, fiduciaries
                                        and others who hold shares in a
                                        representative or nominee capacity. We
                                        cannot process your request until we
                                        have all documents in the form required.
                                        Please call us first to avoid delays.

                                        EXCHANGES TO ANOTHER AFBA 5STAR FUND -
                                        You must meet the minimum investment
                                        requirement of the AFBA 5Star Fund into
                                        which you are exchanging. The names and
                                        registrations on the two accounts must
                                        be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the prospectus of the Fund being purchased. Call us for a free copy at (888) 578-2733.


                                        TELEPHONE SERVICES - During periods of
                                        increased market activity, you may have
                                        difficulty reaching us by telephone. If
                                        this happens, contact us by mail. We may refuse a telephone request, including a telephone redemption request. We will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed and we reasonably believe the instructions are genuine, the Funds are not liable for losses due to unauthorized or fraudulent instructions. At our option, we may limit the frequency or the amount of telephone redemption requests. Neither the Funds nor PFPC Inc., the Funds' transfer agent, assumes responsibility for the authenticity of telephone redemption requests.


********************************************************************************
DISTRIBUTION AND SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------

                                        [begin callout] HOW CAN YOUR FINANCIAL
                                        CONSULTANT HELP YOU? [end callout]

                                        The distributor, PFPC Distributors,
                                        Inc., manages the Funds' distribution
                                        efforts and enters into agreements with
                                        financial consultants to sell Fund
                                        shares.

                                        Your financial consultant is familiar
                                        with the Funds and with KCM. He or she
                                        can answer any questions you may have
                                        now, or in the future, about how each
                                        Fund operates, which class of shares is
                                        most appropriate for you and how the KCM investment style works and has performed for other investors. Your financial consultant can be a valuable and knowledgeable resource.

                                        Each Fund has a distribution plan
                                        adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay a fee to the distributor or others for facilitating the sale and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                        [begin callout] RULE 12B-1 FEES: 12b-1
                                        fees, charged by some funds, are
                                        deducted from fund assets to pay for
                                        marketing and advertising expenses or,
                                        more commonly, to compensate sales
                                        professionals for selling fund shares.
                                        [end callout]

                                        Rule 12b-1 permits a fund directly or
                                        indirectly to pay expenses associated
                                        with the distribution of its shares and
                                        the servicing of its shareholders in
                                        accordance with a plan adopted by the
                                        fund's board of directors. Pursuant to
                                        the Rule, the Board has adopted separate distribution plans for the Class B and Class C Shares of each Fund. Under the Distribution Plans, the Funds will pay distribution fees to the distributor at a maximum annual rate of 0.75% of their aggregate average daily net assets attributable to Class B and Class C Shares.

                                        Each Distribution Plan provides that the distributor may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Funds to prospective investors in that class;
                                        (iii) costs involved in preparing,
                                        printing and distributing sales
                                        literature pertaining to the Funds and
                                        that class; and (iv) costs involved in
                                        obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C Shares as accrued.

                                        The distribution fees applicable to the
                                        Class B and Class C Shares are designed
                                        to permit you to purchase Class B and
                                        Class C Shares through broker-dealers
                                        without the assessment of a front-end
                                        sales charge.

                                        [begin callout] SHAREHOLDER SERVICE FEES
                                        [end callout]

                                        The Board has also adopted a shareholder service plan pursuant to Rule 12b-1 authorizing the Funds to pay service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets for Class A, Class B and Class C Shares to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.


                                        [begin callout] ADDITIONAL PAYMENTS:
                                        [end callout]

                                          In addition to the fees described
                                          above, the Manager also may make
                                          additional payments to dealers or
                                          financial intermediaries out of its
                                          own assets without additional cost to
                                          the Funds or their shareholders. These
                                          payments may be made for marketing,
                                          promotional or related expenses. In
                                          some circumstances, these types of
                                          payments may create an incentive for a
                                          dealer or a financial intermediary or
                                          its representatives to recommend or
                                          offer shares of the Funds to its
                                          customers. You should ask your dealer
                                          or financial intermediary for more
                                          details about any such payment it
                                          receives.

********************************************************************************
CONDUCTING BUSINESS WITH AFBA 5STAR FUND
--------------------------------------------------------------------------------

BY PHONE                                       HOW TO OPEN AN ACCOUNT*                        HOW TO ADD TO AN ACCOUNT

------------------------------------------- -------------------------------------------  ----------------------------------------

(888) 578-2733                              If you already have an account with          You may make investments ($100
                                            us and you have authorized                   minimum) by telephone. After we
                                            telephone exchanges, you may call to         have received your telephone call,
                                            open an account in another AFBA              we will deduct from your checking
                                            5Star Fund by exchange ($500                 account the cost of the shares.
                                            minimum). The names and
                                            registrations on the accounts must           Availability of this service is subject
                                            be identical.                                to approval by the Funds
                                                                                         and participating banks.

You must authorize each type of
telephone transaction on your
account application or the
appropriate form, available from us.
All account owners must sign.
When you call, we may request
personal identification and tape
record the call.


BY MAIL
------------------------------------------- -------------------------------------------  ----------------------------------------
INITIAL PURCHASES AND ALL REDEMPTIONS:      Complete and sign the application which      Make your check ($100 minimum) payable to
AFBA 5Star Fund, Inc.                       accompanies this Prospectus. Your initial    AFBA 5Star Fund, Inc. and mail it to us.
c/o PFPC Inc.                               investment must meet the minimum investment  Always identify your account number or
P.O. Box 9779                               requirements. Make your check payable to     include the detachable reminder stub
Providence, RI 02940                        AFBA 5Star Fund, Inc.                        (from your confirmation statement).

OVERNIGHT ADDRESS FOR ALL TRANSACTIONS:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI  02860-1427

SUBSEQUENT PURCHASES:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P.O. Box 9779 Providence, RI 02940


BY WIRE
-------------------------------------- ---------------------------------------------- -------------------------------------------
PNC Bank                               Call us first to get an account number.        Wire share purchases ($500 minimum)
Pittsburgh, PA                         We will require information such as your       should include the names of each account
ABA #031000053                         Social Security or Taxpayer Identification     owner, your account number and the AFBA
Account Number: 8606905871             Number, the amount being wired                 and 5Star Fund in which you are
FFC: "Name of specific AFBA            ($500 minimum), and the name and               purchasing shares. You should
5Star Fund"                            telephone number of the wiring                 notify us by telephone that you
FBO: "Shareholder name and new         bank. Then tell your bank to wire the          have sent a wire purchase order to
account number"                        amount. You must send us a                     PNC Bank.
                                       completed application as soon as
                                       possible or your account registration
                                       will be delayed.

THROUGH AUTOMATIC TRANSACTION PLANS
-------------------------------------- ---------------------------------------------- -------------------------------------------

You must authorize each type of        Not applicable.                                You may authorize automatic monthly
automatic transaction on your                                                         investments in a constant dollar amount
account application or complete an                                                    ($50 minimum) from your checking
authorization form, available from                                                    account. We will deduct the amount you
us upon request. All registered                                                       authorize from your checking account on
owners must sign.                                                                     the same day each month.



* If you purchase shares of a Fund without the assistance of a Financial
  Consultant, your account will be held directly with the Fund at its transfer agent. You will not be opening a brokerage account with, or become a customer of, the distributor.


********************************************************************************

HOW TO SELL SHARES                                                    HOW TO EXCHANGE SHARES
--------------------------------------------------------------------- --------------------------------------------------------------

You may redeem shares by telephone ($100,000 maximum) if, when you    You may exchange shares ($100 minimum or the initial minimum
opened your account, you authorized the telephone redemption          investment requirement) for shares in another AFBA 5Star Fund.
privilege. If you have not authorized telephone redemptions and       The shares being exchanged must have been held in an open
wish to do so, please call (888) 578-2733 for instructions and the    account for 15 days or more.
appropriate form.


--------------------------------------------------------------------- --------------------------------------------------------------
In a letter, include the genuine signature of each registered owner   In a letter, include the genuine signature of each registered
(exactly as registered), the name of each account owner, the          owner, the account number, the number of shares or dollar
account number and the number of shares or the dollar amount to       amount to be exchanged ($100 minimum) and the name of the
be redeemed. Written redemption requests for $25,000 or more          AFBA 5Star Fund into which the amount is being transferred.
require a medallion signature guarantee. We will send redemption proceeds only to the address of record.

--------------------------------------------------------------------- --------------------------------------------------------------
A sale of shares held for less than 60 days may be subject to a       A sale of share held for less than 60 days may be subject to a
redemption fee of 2.00%. For more details, see the "How to Redeem     redemption fee of 2.00%. For more details, see the "How to
Redeem Shares" section of this prospectus.                            Shares" section of this prospectus.

--------------------------------------------------------------------- --------------------------------------------------------------
Redemption proceeds ($1,000 minimum) may be wired to your             Not applicable.
pre-designated bank account. A $10 fee will be deducted. If we receive your written request before 4:00 P.M. (Eastern time) we will normally wire funds the following business day. If we receive your written request after 4:00 P.M. (Eastern time), we will normally wire funds on the second business day. Contact your bank about the time of receipt and availability. If you request
redemption checks to be sent via overnight mail, you may be
required to pay a $10 fee that will be deducted directly from your redemption proceeds.

--------------------------------------------------------------------- --------------------------------------------------------------
SYSTEMATIC REDEMPTION PLAN:                                           MONTHLY EXCHANGES:
You may specify a dollar amount ($50 minimum) to be withdrawn         You may authorize monthly exchanges from your account ($100
monthly or quarterly or have your shares redeemed at a rate           minimum) to another AFBA 5Star Fund. Exchanges will be
calculated to exhaust the account at the end of a specified           continued until all shares have been exchanged or until you
period. A fee of $1.50 or less may be charged for each                terminate the service.
withdrawal. You must own shares in an open account valued at
$10,000 when you first authorize the systematic redemption plan.
You may cancel or change your plan or redeem all your shares at any time. We will continue withdrawals until all your shares are redeemed or until you or the Fund cancels the plan.

                                 PRIVACY POLICY
                                       of
         5Star Financial LLC, 5Star Bank; 5Star Life Insurance Company;
          AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc.;
                        AFBA Five Star Securities Company

We value you as a customer and take your personal privacy seriously. We believe that it is important to protect the confidentiality of your personal information (referred to in this policy as "information"). That's why we take every reasonable precaution to safeguard your information. Details of our approach to privacy and how we safeguard your information are set forth in the Privacy Policy that follows.

WHY WE COLLECT AND HOW WE USE INFORMATION

We collect information about you to help us service your financial needs, to provide you with quality products and services and to fulfill legal and regulatory requirements. We use this information for business purposes with respect to our insurance, banking and mutual fund business relationships involving you. These business purposes include evaluating a request for our products or services, processing benefits claims, administering our products or services, and processing transactions requested by you. It is also used to assure compliance with laws and regulations pertaining to our business. We may also use information to offer you other products or services we provide.

HOW WE COLLECT INFORMATION
We obtain most information directly from you. The information you give us when applying for our products or services generally provides the information we need and will vary depending on the product or service you have requested. However, if we need to verify information or need additional information, we may obtain it, as applicable from third parties such as consumer reporting agencies, physicians, hospitals and other medical personnel.

INFORMATION SHARING


Third-parties that help us conduct our business or perform services on our behalf as well as financial institutions with which we have joint marketing agreements may have access to your information. We may disclose information such as your name, address, social security number and account balances, if any to these associates. These associates are permitted to use this information only for the business purposes for which they were retained, or as required by law. We may also use your information within our affiliated companies to inform you about our innovative financial products and services. Other than this, we do not disclose any information about you, including phone numbers and email address to anyone except as permitted or required by law. If you prefer we not share your name with our affiliated companies, simply notify us in writing or call toll free at (800) 776-2322 and we will honor that request. If you have notified us before, you do not need to notify us again.


HOW WE PROTECT INFORMATION

We restrict access to your information to those associates who have a business need to know that information in order to provide products or services to you or to maintain your accounts. These associates are governed by a strict code of conduct and are required to maintain the confidentiality of customer information. We also maintain physical, electronic and procedural safeguards to protect your information.

REVIEWING YOUR INFORMATION


Keeping your information accurate and up-to-date is very important to us. You may obtain information we have about you (other than information relating to a claim or a criminal or legal proceeding) by writing to us and describing the information you would like. If you believe any of the information is incorrect you may advise us of any corrections you believe should be made. To obtain a report or if you have any questions about our Privacy Policy, please write to us at 5Star Enterprises, 909 North Washington Street, Alexandria, VA 22314 -Attention Compliance Department; or call us at (800) 776-2322; or visit our website at WWW.AFBA.COM



CHANGES TO OUR PRIVACY POLICY

Notice of our Privacy Policy will be provided to you annually, as long as you maintain an ongoing relationship with us. This policy may change from time to time, but you can always view our current policy on our website at WWW.AFBA.COM. Our policy applies to both current and former customers.

AFFILIATED COMPANIES

This notice describes the Privacy Policy of 5Star Financial LLC; 5Star Bank; 5Star Life Insurance Company; AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc. and AFBA Five Star Securities Company.

                       THIS IS NOT PART OF THE PROSPECTUS.

                             AFBA 5STAR FUND, INC.SM

                            AFBA 5STAR BALANCED FUND

                           AFBA 5STAR HIGH YIELD FUND

                            AFBA 5STAR LARGE CAP FUND

                             AFBA 5STAR MID CAP FUND

                      AFBA 5STAR SCIENCE & TECHNOLOGY FUND

                            AFBA 5STAR SMALL CAP FUND

                           AFBA 5STAR USA GLOBAL FUND



ADDITIONAL INFORMATION


A Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this prospectus. This prospectus is also on the Funds' website, www.afba.com. The Funds' annual and semi-annual reports to shareholders contain additional information about each Fund's investments. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You can obtain free copies of annual and semi-annual reports and SAIs on the Funds' website at www.afba.com.

You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown below. You also may call the toll free number given below to request other information about the Funds and to make shareholder inquiries.


You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. You can obtain information about the Public Reference Room by calling the Commission at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV, or by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102.


AFBA
5STAR
FUND, INC.SM

AFBA 5STAR INVESTMENT MANAGEMENT COMPANY

909 N. Washington Street
Alexandria, Virginia 22314

(800) 243-9865

WWW.AFBA.COM


Shareholder Inquiries (888) 578-2733                      INVESTMENT COMPANY ACT



                                                                     file number
AFBA-PROS-ABC-05                                                        811-8035

                         Prospectus dated July 31, 2006


                             AFBA 5STAR FUND, INC.SM

                              Institutional Series

                                 Class I Shares


SHARES OF THE FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

***********************************************************************

PROSPECTUS DATED JULY 31, 2006


AFBA 5STAR FUND, INC.

                           MANAGER:
                           AFBA 5STAR INVESTMENT MANAGEMENT COMPANY

                           SUB-ADVISER:
                           KORNITZER CAPITAL MANAGEMENT, INC.

                           DISTRIBUTOR:
                           PFPC DISTRIBUTORS, INC.

********************************************************************************
Table of Contents

                                                                           Page


INFORMATION ABOUT THE FUNDS

Investment Objectives and Principal Investment Strategies.....................2

Principal Risk Factors........................................................6

Past Performance.............................................................10

Fees and Expenses............................................................17

Portfolio Holdings...........................................................18

Manager and Sub-Adviser......................................................18

Financial Highlights.........................................................22

INFORMATION ABOUT INVESTING

How to Purchase Shares.......................................................29

How to Redeem Shares.........................................................30

Shareholder Services.........................................................31

How Share Price is Determined................................................31

Distributions and Taxes......................................................32

Additional Policies About Transactions.......................................34

Conducting Business with AFBA 5Star Fund.....................................39

********************************************************************************
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                                        The investment objectives and the manner in which the funds within AFBA 5Star Fund, Inc. (the "Company") will pursue their objectives are as follows:

                                        o AFBA 5STAR BALANCED FUND - seeks both
                                        long-term capital growth and high
                                        current income. To pursue its investment objectives, the Fund invests primarily in domestic common stocks and high-yielding, higher-risk debt securities, preferred stocks and convertible preferred stocks.

                                        o AFBA 5STAR HIGH YIELD FUND - seeks
                                        high current income with capital growth
                                        as a secondary objective. To pursue its
                                        investment objective, the Fund, under
                                        normal circumstances, invests at least
                                        80% of its net assets in high-yielding,
                                        higher-risk debt securities.

                                        o AFBA 5STAR LARGE CAP FUND - seeks
                                        long-term capital growth. To pursue its
                                        investment objective, the Fund, under
                                        normal circumstances, invests at least
                                        80% of its net assets in domestic common stocks of large capitalization or "large cap" companies. The Fund considers a company to be a large cap company if it has a market capitalization of $10 billion or greater at the time of purchase.

                                        o AFBA 5STAR MID CAP FUND - seeks
                                        long-term capital growth. To pursue its
                                        investment objective, the Fund, under
                                        normal circumstances, invests at least
                                        80% of its net assets in domestic equity securities (common stocks, convertibles and warrants) issued by medium-sized or "mid cap" companies. The Fund considers a company to be a mid cap company if it has a market capitalization between $1.5 billion and $10 billion at the time of purchase.

                                        o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks and other domestic equity securities (including convertibles and warrants) of companies expected to benefit from the development, advancement, and use of science and technology.

                                        [Begin Callout] MARKET CAPITALIZATION:
                                        How much a company is considered to be
                                        worth. It equals the number of
                                        outstanding shares times the share
                                        price. [End Call out]

                                        o AFBA 5STAR SMALL CAP FUND - seeks
                                        long-term capital growth. To pursue its
                                        investment objective, the Fund, under
                                        normal circumstances, invests at least
                                        80% of its net assets in domestic equity securities issued by small capitalization or "small cap" companies. The Fund considers a company to be a small cap company if it has a market capitalization of less than $2 billion at the time of purchase or if the company's market capitalization would place it in the lowest 20% of total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system.

                                        o AFBA 5STAR USA GLOBAL FUND - seeks
                                        capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from global sales and operations. The international operations of these U.S.- based companies will provide investors with exposure to at least three foreign countries.

                                        Each Fund's principal investment
                                        strategies are described below:

                                        o AFBA 5STAR BALANCED FUND - invests in
                                        a combination of domestic common stocks, high-yielding, higher-risk corporate bonds and high-yielding, higher-risk convertible debt securities. The Fund may also invest in government bonds, mortgage-backed securities and asset-backed securities. The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the sub-adviser's view of economic conditions and underlying security values. Under normal circumstances, the sub-adviser will invest at least 25% of the Fund's assets in equity securities and at least 25% in debt securities. Many of the Fund's common stock investments are expected to pay dividends.

                                        o AFBA 5STAR HIGH YIELD FUND - uses
                                        extensive fundamental research to
                                        identify debt investment opportunities
                                        among high-risk, high-yielding
                                        securities. Emphasis is placed on
                                        relative value and good corporate
                                        management. Specifically, the
                                        sub-adviser may look at a number of
                                        past, present and estimated factors such as: 1) financial strength of the issuer;
                                        2) cash flow; 3) management; 4)
                                        borrowing requirements; and 5)
                                        responsiveness to changes in interest
                                        rates and business conditions.

                                        o AFBA 5STAR LARGE CAP FUND - invests in large cap companies are expected to benefit from long-term industry and technological trends that are likely to positively impact company performance. Long-term trends are identified with the purpose of investing in companies that should have favorable operating environments over the next three to five years. The final stock selection process includes: 1) ongoing fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets invested in the technology sector. Realization of dividend income is a secondary consideration.

                                        o AFBA 5STAR MID CAP FUND - identifies
                                        long-term trends with the aim of
                                        investing in mid cap companies that the
                                        sub-adviser believes should have
                                        favorable operating environments during
                                        the three to five years after purchase.
                                        The sub-adviser then selects securities
                                        based on: 1) fundamental analysis of
                                        industries and the economic cycle; 2)
                                        company-specific analysis such as
                                        product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets in the technology sector.

                                        o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - selects stocks that the sub-adviser believes have prospects for above-average earnings growth based on intensive fundamental research.
                                        Portfolio holdings can range from small
                                        companies that are developing new
                                        technologies to blue chip firms with
                                        established track records of developing, producing or distributing products and services in the science and technology industries. The Fund may also invest in companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development. The Fund focuses on technology and healthcare-related companies which, in the sub-adviser's opinion, have sustainable long-term business models, as well as companies that are likely to benefit from long-term trends identified by the sub-adviser. Some of the industries likely to be represented in the Fund's portfolio are:

                                        o Electronics, including hardware,
                                          software and components;
                                        o Communications;
                                        o E-commerce;
                                        o Information;
                                        o Media;
                                        o Life sciences and healthcare;
                                        o Environmental services;
                                        o Chemicals and synthetic materials; and
                                        o Defense and aerospace.

                                        o AFBA 5STAR SMALL CAP FUND - targets a
                                        mix of "growth" small cap companies. The sub-adviser identifies smaller companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis.

                                        o AFBA 5STAR USA GLOBAL FUND -
                                        identifies U.S.- based multinational
                                        companies that are expected to benefit
                                        from the growth of sales outside the
                                        United States. The sub-adviser then
                                        selects securities based on: 1)
                                        fundamental analysis of industries and
                                        the economic cycle; 2) analysis of
                                        company-specific factors such as product cycles, management, etc.; 3) rigorous valuation analysis; and 4) the issuer must have substantial international operations. The Fund may have a significant amount of assets invested in the technology sector.

                                        INVESTMENT STYLE AND TURNOVER - The
                                        sub-adviser normally does not engage in
                                        active or frequent trading of the Funds' investments. Instead, to reduce turnover of the Funds' holdings, the sub-adviser's general strategy is to purchase securities for the Funds based upon what the sub-adviser believes are long-term trends. This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains. The sub-adviser may sell a Fund's investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

                                        TEMPORARY INVESTMENTS - The Funds
                                        generally hold some cash, short-term
                                        debt obligations, government securities
                                        or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in such investments for temporary defensive purposes. During those times, a Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets. Also, keep in mind that a temporary defensive strategy still has the potential to lose money.

                                        INVESTMENT OBJECTIVE AND POLICY CHANGES
                                        - The investment objectives and policies described above indicate how the Funds are managed. Each Fund's investment objective is fundamental, which means it may only be changed if both the Board of Directors and shareholders approve the change. The policies of the AFBA 5Star Balanced, AFBA 5Star High Yield, AFBA 5Star Large Cap and AFBA 5Star USA Global Funds are also fundamental. With respect to the AFBA 5Star Small Cap, AFBA 5Star Mid Cap and AFBA 5Star Science & Technology Funds' policy of investing, under normal circumstances, at least 80% of its net assets in the types of securities suggested by the Fund's name, shareholders of such Funds must receive at least 60 days' notice before any change.

********************************************************************************

                                        [Begin Callout] DIVERSIFICATION: A
                                        technique to reduce the risks inherent
                                        in any investment by investing in a
                                        broad range of securities from different industries, locations or asset classes. [end Callout]

PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

                                        MARKET RISKS - Equity securities are
                                        subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Funds (except the AFBA 5Star High Yield Fund) are normally invested in equity securities, the value of these Funds will likely go up and down. As with an investment in any mutual fund, there is a risk that you could lose money by investing in the Funds.

                                        A Fund's success depends largely on the
                                        sub-adviser's ability to select
                                        favorable investments. Also, different
                                        types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds, and small cap or mid cap company stocks will be more or less favorable than large cap company stocks. Because of this, the Funds may perform better or worse than other types of funds depending on what is in "favor."

                                        DEBT RISKS - The yields and principal
                                        values of debt securities will also
                                        fluctuate. Generally, values of debt
                                        securities change inversely with
                                        interest rates. That is, as interest
                                        rates go up, the values of debt
                                        securities tend to go down and vice
                                        versa. Furthermore, these fluctuations
                                        tend to increase as a bond's maturity
                                        increases such that a longer term bond
                                        will increase or decrease more for a
                                        given change in interest rates than a
                                        shorter term bond.

                                        HIGH YIELD RISKS - The AFBA 5Star
                                        Balanced and AFBA 5Star High Yield Funds invest in lower-rated, high-yielding bonds (commonly known as "junk bonds"). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds. Lower-rated securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. Lower-rated securities also tend to have less liquid markets than higher-rated securities. In addition, market prices of lower-rated bonds tend to react more negatively to adverse economic or political changes, investor perceptions or individual corporate developments than the market prices of higher-rated bonds.

                                        INTERNATIONAL RISKS - International
                                        investing poses additional risks such as currency fluctuation, political instability, less government regulation, less publicly available information, limited trading markets and greater volatility. The AFBA 5Star USA Global Fund invests only in U.S. companies traded in the United States and denominated in U.S. dollars. Although this type of investment is not considered direct foreign investment, the U.S. companies with substantial foreign operations in which this Fund normally invests will be exposed to risks inherent in foreign investments. As a shareholder in these companies, the Fund, and in turn, the Fund's shareholders, will be indirectly exposed to, and perhaps adversely affected by, these inherent foreign risks. The AFBA 5Star Mid Cap, AFBA 5Star Science & Technology and AFBA 5Star Small Cap Funds may also invest in U.S. companies with substantial international operations to a more limited degree and, to the extent they do so, will be subject to the same foreign risks.

                                        All of the Funds (except the AFBA 5Star
                                        USA Global Fund) may gain international
                                        exposure by investing in American
                                        Depositary Receipts ("ADRs") and
                                        securities of foreign companies that are traded on U.S. stock exchanges. The Funds do not intend to buy securities of foreign companies directly through foreign stock exchanges. ADRs are typically certificates that are publicly traded in the United States and represent ownership in underlying foreign securities. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent foreign risks, as described above. These risks can increase the potential for losses in the Fund.

                                        LARGE CAP COMPANY RISKS - The AFBA 5Star
                                        Large Cap Fund invests primarily in
                                        large cap companies. Larger, more
                                        established companies may be unable to
                                        respond quickly to new competitive
                                        challenges such as changes in consumer
                                        tastes or innovative smaller
                                        competitors. Large cap companies are
                                        also sometimes unable to attain the high growth rates of successful, small cap companies, especially during extended periods of economic expansion.

                                        MID CAP COMPANY RISKS - The AFBA 5Star
                                        Mid Cap Fund invests primarily in mid
                                        cap companies. Generally, mid cap
                                        companies may have more potential for
                                        growth than large cap companies.
                                        Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. An investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser attempts to minimize this risk by investing in stocks that are readily bought and sold.

                                        SMALL CAP COMPANY RISKS - The AFBA 5Star
                                        Small Cap Fund invests primarily in
                                        small cap companies. Investments in
                                        small cap companies often involve
                                        greater risks than investing in large
                                        cap companies. These companies may not
                                        have the management experience,
                                        financial resources, product
                                        diversification or competitive strengths of large cap companies. As a result, the securities of small cap companies may be more volatile than the securities of larger, more established companies. Thus, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The Fund tries to minimize volatility by diversifying in terms of companies and industries. Small cap company stocks tend to be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a small cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser tries to minimize this risk by investing in stocks that are readily bought and sold.

                                        SECTOR RISKS - Since the AFBA 5Star
                                        Science & Technology Fund is focused on
                                        science and technology related
                                        industries, it is more concentrated than stock funds invested in a broader range of industries. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star USA Global Fund may also at times invest significantly in technology related industries. Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to such companies. For example, products or services that first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. In addition, technology industries can be affected by competition from new market entrants as well as developing government regulations and policies. The level of risk will rise to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Therefore, the AFBA 5Star Science & Technology Fund is likely to be more volatile, and the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star USA Global Fund may, to the extent they focus on technology related industries, be more volatile than a fund that does not invest significantly in technology related industries.

                                        MORTGAGE-BACKED AND ASSET-BACKED
                                        SECURITIES RISKS - The AFBA 5Star
                                        Balanced Fund and AFBA 5Star High Yield
                                        Fund invest in mortgage- backed and
                                        asset-backed securities, which are
                                        subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, a Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund's share price and its income distribution.

                                        MORE INFORMATION ABOUT THE FUNDS'
                                        INVESTMENTS - The Funds' Statement of
                                        Additional Information contains more
                                        information about the particular types
                                        of securities in which the Funds invest.
                                        A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

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PAST PERFORMANCE
--------------------------------------------------------------------------------

The performance information shown on the following pages provides an indication of the risks of investing in the Funds. The bar charts show the total returns for Class I Shares of each Fund for each full calendar year since commencement of operations. The tables show each Fund's average annual returns for certain periods compared with those of a relevant, widely recognized benchmark. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the return after taxes on distributions and sale of Fund shares may be higher than the return before taxes and the return after taxes on distributions. The calculation of return after taxes on distributions and sale of Fund shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund shares and that the shareholder may therefore deduct the entire capital loss. A FUND'S PAST PERFORMANCE (BOTH BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL PERFORM IN THE FUTURE.


********************************************************************************
AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

        1998                  (0.38%)
        1999                   6.67%
        2000                  11.18%
        2001                   2.50%
        2002                 (14.83%)
        2003                  26.48%
        2004                  13.99%
        2005                   5.58%

Year-to-Date Return as of June 30, 2006 = 6.99%
Best Quarter: Quarter Ended June 30, 2003=  13.50%
Worst Quarter: Quarter Ended September 31, 2001= (13.52%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------

                                                                                                                   ANNUALIZED TOTAL
                                                                                                                     RETURN SINCE
                                                                                 1 YEAR            5 YEARS           INCEPTION(1)
-------------------------------------------------------------------------- -----------------  ------------------  -----------------
AFBA 5Star Balanced Fund

Return before taxes....................................................           5.58%             5.85%                6.52%

Return after taxes on distributions....................................           4.42%             4.58%                5.09%

Return after taxes on distributions and sale of shares.................           3.61%             4.24%                4.74%

S&P 500 Index (reflects no deductions for fees, expenses or taxes)(2)..           4.83%             0.49%                6.22%

Lipper Balanced Fund Index (reflects no deduction for fees, expenses or
taxes)(3)..............................................................           5.20%             3.51%                6.41%

-------------------------------------------------------------------------- -------------------------------------- -----------------


(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER BALANCED FUND INDEX IS AN UNMANAGED INDEX AND INCLUDES THE 30 LARGEST MUTUAL FUNDS WHOSE PRIMARY OBJECTIVE IS TO CONSERVE PRINCIPAL BY MAINTAINING AT ALL TIMES A BALANCED PORTFOLIO OF BOTH STOCKS AND BONDS. TYPICALLY THE STOCK/BOND RATIO OF FUNDS IN THE INDEX RANGES AROUND 60%/40%. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

        1998                       (5.98%)
        1999                        2.32%
        2000                        7.71%
        2001                        9.95%
        2002                        2.48%
        2003                       20.23%
        2004                        8.39%
        2005                       (1.12%)

Year-to-Date Return as of June 30, 2006 = 3.42%

Best Quarter: Quarter Ended June 30, 2003 = 8.51%
Worst Quarter: Quarter Ended September 30, 1998 = (6.27%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------


                                                                                                                   ANNUALIZED TOTAL
                                                                                                                     RETURN SINCE
                                                                                 1 YEAR            5 YEARS           INCEPTION(1)
-------------------------------------------------------------------------- ------------------------------------   -----------------
AFBA 5Star High Yield Fund


Return before taxes....................................................          (1.12%)             7.74%               5.67%

Return after taxes on distributions....................................          (2.94%)             5.26%               3.02%

Return after taxes on distributions and sale of shares.................          (0.65%)             5.12%               3.16%

Merrill Lynch High Yield Bond Index (reflects no deduction for fees,
expenses or taxes)(2)..................................................           2.82%              8.76%               6.14%

Lipper High Yield Fund Index (reflects no deduction for fees, expenses
or taxes)(3)...........................................................           3.00%              6.76%               4.23%
-------------------------------------------------------------------------- -------------------- -----------------   ----------------

(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) THE MERRILL LYNCH HIGH YIELD BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 1,200 HIGH YIELD BONDS REPRESENTATIVE OF THE HIGH YIELD BOND MARKET AS A WHOLE. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER HIGH YIELD FUND INDEX IS A WIDELY RECOGNIZED INDEX OF MUTUAL FUNDS THAT INVEST PRIMARILY IN HIGH YIELD BONDS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


********************************************************************************
AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

        1998                        6.37%
        1999                       13.23%
        2000                       20.18%
        2001                      (15.08%)
        2002                      (25.61%)
        2003                       30.09%
        2004                        7.82%
        2005                        1.79%

Year-to-Date Return as of June 30, 2006 = (0.22%)

Best Quarter: Quarter Ended June 30, 2003 = 20.10%
Worst Quarter: Quarter Ended September 30, 2001 = (20.03%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
----------------------------------------------------


                                                                                                                  ANNUALIZED TOTAL
                                                                                                                     RETURN SINCE
                                                                                 1 YEAR            5 YEARS           INCEPTION(1)
-------------------------------------------------------------------------- ----------------  ------------------   -----------------
AFBA 5Star Large Cap Fund

Return before taxes....................................................           1.79%              (2.04%)             4.28%

Return after taxes on distributions....................................           1.77%              (2.06%)             4.09%

Return after taxes on distributions and sale of shares.................           1.17%              (1.74%)             3.60%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)...           4.83%               0.49%              6.22%

-------------------------------------------------------------------------- ----------------  ------------------   -----------------

(1)   INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.



********************************************************************************

AFBA 5STAR MID CAP FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

        2003                       43.92%
        2004                       15.94%
        2005                       13.23%
        ----                       -----

Year-to-Date Return as of June 30, 2006 = (2.07%)

Best Quarter: Quarter Ended June 30, 2003 = 22.91%
Worst Quarter: Quarter Ended September 30, 2002 = (18.69%)


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------

                                                                                                 ANNUALIZED TOTAL
                                                                                                   RETURN SINCE
                                                                                 1 YEAR            INCEPTION(1)
-------------------------------------------------------------------------- ----------------     -----------------
AFBA 5Star Mid Cap Fund

Return before taxes....................................................           13.23%             12.15%

Return after taxes on distributions....................................           13.18%             12.06%

Return after taxes on distributions and sale of shares.................            8.63%             10.50%

S&P 400 Mid Cap Index (reflects no deduction for fees, expenses or
taxes)(2)..............................................................           12.47%             10.24%

Lipper Mid Cap Fund Index (reflects no deduction for fees, expenses
or taxes)(3)...........................................................            9.48%              8.01%
------------------------------------------------------------------------- ----------------------- -----------------------


(1)  INCEPTION DATE OF THE FUND = MAY 1, 2002.

(2) THE S&P 400 MID CAP INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX OF 400 MEDIUM-CAPITALIZATION STOCKS DESIGNED TO MEASURE THE MID-SIZE COMPANY SEGMENT OF THE U.S. MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER MID CAP FUND INDEX IS COMPRISED OF MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATION (ON A THREE-YEAR WEIGHTED BASIS) OF LESS THAN 300% OF THE DOLLAR-WEIGHTED MEDIAN MARKET CAPITALIZATION OF THE S&P MID CAP 400 INDEX. THESE FUNDS HAVE LATITUDE WITH RESPECT TO THE VALUATIONS (PRICE-TO-EARNINGS, PRICE-TO-BOOK, AND THREE-YEAR EARNINGS GROWTH) OF THE SECURITIES IN THEIR PORTFOLIO AND MAY ALTER THEIR PORTFOLIO STYLE OVER TIME. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************

AFBA 5STAR SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------
        2002                      (38.79%)
        2003                       63.38%
        2004                       11.65%
        2005                        6.61%

Year-to-Date Return as of June 30, 2006 = 1.68%

Best Quarter: Quarter Ended June 30, 2003 = 29.29%

Worst Quarter: Quarter Ended June 30, 2002= (30.93%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------

                                                                                                     ANNUALIZED TOTAL
                                                                                                          RETURN
                                                                                  1 YEAR            SINCE INCEPTION(1)
------------------------------------------------------------------------- ----------------------- -----------------------
AFBA 5Star Science & Technology Fund

Return before taxes....................................................            6.61%                   7.55%

Return after taxes on distributions....................................            5.53%                   7.28%

Return after taxes on distributions and sale of shares.................            4.72%                   6.41%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)...            4.83%                   5.03%

Lipper Science & Technology Fund Index (reflects no deduction for fees,
expenses or taxes)(3)..................................................            5.37%                   2.23%

------------------------------------------------------------------------ ----------------------- -----------------------

(1)  INCEPTION DATE OF THE FUND = OCTOBER 12, 2001.

(2) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER SCIENCE & TECHNOLOGY FUND INDEX IS AN UNMANAGED, EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING MUTUAL FUNDS (BASED ON NET ASSETS) IN THE LIPPER SCIENCE AND TECHNOLOGY CLASSIFICATION. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------

        2002                     (26.35%)
        2003                       51.41%
        2004                       23.71%
        2005                        1.01%

Year-to-Date Return as of June 30, 2006 = 2.25%
Best Quarter: Quarter Ended June 30, 2003= 30.88%

Worst Quarter: Quarter Ended September 30, 2002 = (22.78%)


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------

                                                                                                     ANNUALIZED TOTAL
                                                                                                          RETURN
                                                                                  1 YEAR            SINCE INCEPTION(1)
------------------------------------------------------------------------- ----------------------- -----------------------
AFBA 5Star Small Cap Fund

Return before taxes....................................................            1.01%                   13.14%

Return after taxes on distributions....................................            0.89%                   13.09%

Return after taxes on distributions and sale of shares.................            0.74%                   11.46%

S&P 600 Small Cap Index (reflects no deduction for fees, expenses or
taxes)(2)..............................................................            7.65%                   15.08%

Lipper Small Cap Fund Index (reflects no deduction for fees, expenses
or taxes)(3)...........................................................            7.63%                   11.16%

---------------------------------------------------------------------------------------- -----------------------

(1)   INCEPTION DATE OF THE FUND = OCTOBER 15, 2001.

(2) THE S&P 600 SMALL CAP INDEX IS A MARKET VALUE-WEIGHTED INDEX CONSISTING OF 600 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE S&P 600 SMALL CAP INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER SMALL CAP FUND INDEX IS COMPRISED OF THE TOP 25-30 MANAGED MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATIONS (ON A THREE-YEAR WEIGHTED BASIS) LESS THAN 250% OF THE DOLLAR-WEIGHTED MEDIAN OF THE SMALLEST 500 OF THE MIDDLE 1,000 SECURITIES OF THE S&P SUPERCOMPOSITE 1500 INDEX. THE INDEX REFLECTS THE REINVESTMENT IF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------
        1998                        8.10%
        1999                       32.15%
        2000                        8.73%
        2001                      (10.53%)
        2002                      (27.01%)
        2003                       37.50%
        2004                        6.62%
        2005                        4.11%

Year-to-Date Return as of June 30, 2006 = 0.60%

Best Quarter: Quarter Ended December 31, 1999 = 19.48%
Worst Quarter: Quarter Ended September 30, 2002 = (21.91%)


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
---------------------------------------------------

                                                                                                                ANNUALIZED TOTAL
                                                                                                                  RETURN SINCE
                                                                                 1 YEAR           5 YEARS         INCEPTION(1)
-------------------------------------------------------------------------- ----------------  ----------------- --------------------
AFBA 5Star USA Global Fund

Return before taxes....................................................           4.11%           (0.06%)             5.59%

Return after taxes on distributions....................................           4.10%           (0.09%)             5.41%

Return after taxes on distributions and sale of shares.................           2.67%           (0.07%)             4.79%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)...           4.83%            0.49%              6.22%
-------------------------------------------------------------------------- ----------------  ----------------- --------------------


(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.


(2) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
FEES AND EXPENSES
--------------------------------------------------------------------------------



The following table describes the fees and expenses that you may pay if you buy and hold shares of each AFBA 5Star Fund.


                                                                                               AFBA
                                          AFBA          AFBA          AFBA        AFBA         5STAR          AFBA           AFBA
                                         5STAR         5STAR         5STAR       5STAR        SCIENCE &      5STAR          5STAR
                                        BALANCED     HIGH YIELD    LARGE CAP     MID CAP     TECHNOLOGY     SMALL CAP     USA GLOBAL
                                          FUND          FUND          FUND        FUND         FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees

(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price)....    None          None          None          None          None          None          None
   Maximum Deferred Sales Charge
     (Load)...........................    None          None          None          None          None          None          None
   Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends..    None          None          None          None          None          None          None
Redemption Fee (as a percentage of
amount redeemed for shares held
less than 60 days payable to the
Fund)(1)..............................   2.00%          2.00%         2.00%         2.00%         2.00%         2.00%          2.00%
Exchange Fee..........................    None          None          None          None          None          None          None


ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

   Management Fees.................      0.80%         0.80%         0.80%         0.80%         0.80%         0.80%          0.80%
   Distribution (12b-1) Fees.......       None          None          None          None          None          None          None
   Other Expenses..................      0.65%         0.99%         1.44%         1.98%         4.11%         0.52%          0.87%
   Annual Fund Operating Expenses..      1.45%         1.79%         2.24%         2.78%         4.91%         1.32%          1.67%
   Less Fee Reduction/Expense
     Payments2 ....................     (0.37%)       (0.71%)       (0.96%)       (1.50%)       (3.63%)       (0.04%)        (0.39%)
   Net Total Annual Fund Operating
     Expenses......................      1.08%         1.08%         1.28%         1.28%         1.28%         1.28%          1.28%



(1) The redemption fee is calculated as a percentage of the amount redeemed and may be charged when shares are sold or exchanged within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see the "How to Redeem Shares" section of this prospectus. If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds.

(2) The manager has entered into a contractual agreement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses to 1.08% through July 31, 2007 with respect to the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund. In addition, the manager has contractually agreed to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses through July 31, 2007 to 1.28% for the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Thereafter, the manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the manager may seek to recoup amounts it previously reduced or expenses that it paid. The manager will only seek to recoup such amounts if total annual fund operating expenses plus the amounts recouped do not exceed the expense limitation target. The manager shall be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

********************************************************************************
FEE EXAMPLES

--------------------------------------------------------------------------------

The following examples are intended to help you compare the cost of investing in each AFBA 5Star Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                        1 YEAR              3 YEARS               5 YEARS              10 YEARS
                                                   -------------------  ------------------  --------------------  ----------------
AFBA 5Star Balanced Fund(1)                               $110                $422                  $757                $1,703
AFBA 5Star High Yield Fund(1)                             $110                $494                  $903                $2,047
AFBA 5Star Large Cap Fund(1)                              $130                $608                $1,112                $2,500
AFBA 5Star Mid Cap Fund(1)                                $130                $720                $1,336                $3,000
AFBA 5Star Science & Technology Fund(1)                   $130              $1,150                $2,171                $4,732
AFBA 5Star Small Cap Fund(1)                              $130                $414                  $720                $1,587
AFBA 5Star USA Global Fund(1)                             $130                $488                  $871                $1,944

(1) PLEASE NOTE THAT THE MANAGER'S CONTRACTUAL FEE REDUCTION THROUGH JULY 31, 2007 IS REFLECTED IN THE CALCULATION OF THE EXPENSES IN THE 1- YEAR EXAMPLE AND THE FIRST YEAR OF THE 3, 5 AND 10- YEAR EXAMPLES.

THE ABOVE EXAMPLES ARE FOR COMPARISON PURPOSES ONLY AND ARE NOT A REPRESENTATION OF THE FUNDS' ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

********************************************************************************
PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the Funds' policies and procedures regarding disclosure of portfolio holdings can be found in the Funds' Statement of Additional Information, which can be obtained free of charge by contacting the Funds' transfer agent at (888) 578-2733, and on the Funds' website at www.afba.com.

********************************************************************************
MANAGER AND SUB-ADVISER
--------------------------------------------------------------------------------

                                        AFBA 5Star Investment Management Company
                                        (the "Manager"), a corporation organized under the laws of the Commonwealth of Virginia, acts as the Funds' investment and business manager and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to the current Management Agreement for each of the Funds, the Manager is responsible for providing or obtaining investment management and related administrative services for the Funds. The sole business of the Manager is the management of the Funds, which as of June 30, 2006 had approximately $411 million in total assets . The Manager is a wholly owned subsidiary of 5Star Financial LLC and, ultimately, a wholly owned subsidiary of Armed Forces Benefit Association ("AFBA"), which was organized in 1947 to provide low-cost life insurance for military families. As AFBA's eligibility criteria have expanded over the years, so have its services, which now include banking products, mutual funds, health insurance and financial services. General Ralph E. Eberhart, USAF (Ret.), serves as the Chairman of the Manager's Board of Directors, as well as Chairman of the Board of Directors of the Company.

                                        The Manager employs at its own expense
                                        Kornitzer Capital Management, Inc.
                                        ("KCM") as sub-adviser to manage the
                                        assets of the Funds on a day-to-day
                                        basis. KCM is an independent investment
                                        advisory firm founded in 1989 that
                                        serves a broad variety of individual,
                                        corporate and other institutional
                                        clients.

                                        A discussion regarding the basis for the Board's approval of the Funds' advisory agreement and sub-advisory agreement is available in the Funds' annual report to shareholders for the year ended March 31, 2006.

                                        The AFBA 5Star Funds are managed by a
                                        team of eight portfolio managers
                                        supported by an experienced investment
                                        analysis and research staff. The
                                        portfolio managers are responsible for
                                        the day-to-day management of their
                                        respective Funds as indicated below.

                                        JOHN KORNITZER. Mr. Kornitzer is the
                                        president and chief investment officer
                                        of KCM, and has over 36 years of
                                        investment experience. He served as
                                        investment manager at several Fortune
                                        500 companies prior to founding KCM in
                                        1989. Mr. Kornitzer received his degree
                                        in Business Administration from St.
                                        Francis College in Pennsylvania. Mr.
                                        Kornitzer is the lead portfolio manager
                                        of the AFBA 5Star Balanced Fund.

                                        KENT GASAWAY. Mr. Gasaway joined KCM in
                                        1991 and is a Chartered Financial
                                        Analyst with more than 23 years of
                                        research and management experience.
                                        Previously, Mr. Gasaway spent 10 years
                                        with Waddell & Reed Mutual Funds Group.
                                        He holds a B.S. degree in Business
                                        Administration from Kansas State
                                        University. Mr. Gasaway serves as lead
                                        portfolio manager of the AFBA 5Star High
                                        Yield Fund. He also serves as co-lead
                                        portfolio manager of the AFBA 5Star
                                        Large Cap, AFBA 5Star Mid Cap, AFBA
                                        5Star Science & Technology, AFBA 5Star
                                        Small Cap, and AFBA 5Star USA Global
                                        Funds.

                                        BOB MALE. Mr. Male is a Chartered
                                        Financial Analyst and has more than 18
                                        years of investment research experience.
                                        Prior to joining KCM in 1997, he was a
                                        senior equity securities analyst with
                                        the USAA Investment Management Company
                                        mutual fund group in San Antonio, Texas.
                                        He holds a B.S. in Business
                                        Administration from the University of
                                        Kansas and an MBA from Southern
                                        Methodist University. Mr. Male serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Small Cap, AFBA 5Star Science & Technology and AFBA 5Star USA Global Funds.

                                        GRANT P. SARRIS. Mr. Sarris joined KCM
                                        in 2003 and has more than 14 years of
                                        investment research experience. He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota. Prior to joining KCM, he was with Waddell & Reed in Overland Park, Kansas for 12 years. He served as both a Senior Vice President and as a portfolio manager from 2002 to 2003 and portfolio manager from 1997 to 2002. Mr. Sarris serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Small Cap, AFBA 5Star Science & Technology and AFBA 5Star USA Global Funds.

                                        WILLIAM KORNITZER. Mr. Kornitzer worked
                                        for KCM as a research analyst from 1997
                                        to 2000 and recently rejoined the firm
                                        in 2004 as a senior vice president and
                                        co-portfolio manager of the AFBA 5Star
                                        Large Cap and AFBA 5Star USA Global
                                        Funds. He was previously an executive
                                        director and portfolio manager at USAA
                                        Investment Management Company from 2000
                                        to 2004. Mr. Kornitzer received his B.S.
                                        degree in Finance from Virginia Tech and his MBA degree from Drexel University. Additionally, Mr. Kornitzer is a Chartered Financial Analyst and has over 14 years of investment experience.

                                        ELIZABETH JONES. Ms. Jones joined KCM in
                                        2003. She was previously a research
                                        analyst with Bank of America Capital
                                        Management from 2002 to 2003. Ms. Jones
                                        received her B.S. degree from Georgetown
                                        University, an M.D. from Vanderbilt
                                        University, and an MBA degree from
                                        Arizona State University. She was a
                                        practicing M.D. for over eight years.
                                        Ms. Jones serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. She has 3 years of investment experience and 11 years of healthcare industry experience.

                                        DAVE CARLSEN. Mr. Carlsen joined KCM in
                                        2004 and is a Chartered Financial
                                        Analyst. Mr. Carlsen was formerly a
                                        senior equity research analyst for
                                        technology at Strong Capital Management,
                                        Inc. from 2000 to 2004 and also worked
                                        for Northern Capital Management Inc.
                                        from 1992 to 2000. He received a B.S.
                                        degree in finance and investments from
                                        the University of Wisconsin. Mr. Carlsen serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. Mr. Carlsen has over 14 years of investment experience.

                                        CLAY BRETHOUR. Mr. Brethour joined KCM
                                        in 2000. He previously was an equity
                                        research analyst with Security
                                        Management Group and Dain Rauscher
                                        Wessels. Mr. Brethour holds a B.S.
                                        degree in Business-Finance from Kansas
                                        State University. Mr. Brethour serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. He has over 14 years of investment experience.

                                        Messrs. Gasaway, Male and Sarris each
                                        have an equal role in managing the Funds for which they serve as co-lead portfolio managers. Messrs. William Kornitzer, Carlsen, Brethour and Ms. Jones each have an equal role as co-portfolio managers and research analysts for the Funds they manage.

                                        For its services, each Fund pays the
                                        Manager a fee at the annual rate of
                                        0.80% of the Fund's average daily net
                                        assets. The Manager has entered into
                                        contractual arrangements to limit fees
                                        and/or pay expenses to the extent
                                        necessary to limit Total Annual Fund
                                        Operating Expenses of Class I Shares to
                                        1.08% of average annual net assets
                                        through July 31, 2007, with respect to
                                        the AFBA 5Star Balanced Fund and AFBA
                                        5Star High Yield Fund. In addition, the
                                        Manager has contractually agreed to
                                        limit fees and/or pay expenses necessary to limit Total Annual Fund Operating Expenses of Class I Shares to 1.28% of average annual net assets, through July 31, 2007, with respect to the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Thereafter, the Manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if Total Annual Fund Operating Expenses plus the amounts recouped do not exceed the expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was reduced or paid.

                                        The Funds' Statement of Additional
                                        Information provides additional
                                        information about the portfolio
                                        managers' compensation, other accounts
                                        they manage and their ownership of
                                        shares of the Funds.

                                        AFBA 5Star Investment Management Company is located at 909 N. Washington Street, Alexandria, VA 22314. KCM is located at 5420 W. 61st Place, Shawnee Mission, KS 66205.

********************************************************************************
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or, if shorter, since inception. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP and are included in the annual report, which is available, without charge, upon request.


********************************************************************************
AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------

                                                                                        YEARS ENDED MARCH 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                          -----------------------------------------------------
OUTSTANDING THROUGHOUT THE PERIOD                                     2006 (A)     2005       2004      2003       2002
------------------------------------------------------------------   ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of year ...............................   $   12.19  $   11.37  $    9.14  $   11.34  $   10.91
                                                                     ---------  ---------  ---------  ---------  ---------
   INCOME FROM INVESTMENT OPERATIONS:
   ----------------------------------
     Net investment income .......................................        0.39       0.41       0.45       0.29       0.35
     Net gain (loss) on securities (both realized and unrealized)         0.86       0.82       2.23      (2.18)      0.43
                                                                     ---------  ---------  ---------  ---------  ---------
   Total from investment operations ..............................        1.25       1.23       2.68      (1.89)      0.78
                                                                     ---------  ---------  ---------  ---------  ---------
   Less distributions:
     Dividends from net investment income ........................       (0.40)     (0.41)     (0.45)     (0.31)     (0.35)

   Total distributions ...........................................       (0.40)     (0.41)     (0.45)     (0.31)     (0.35)
                                                                     ---------  ---------  ---------  ---------  ---------
Net asset value, end of year .....................................   $   13.04  $   12.19  $   11.37  $    9.14  $   11.34
                                                                     =========  =========  =========  =========  =========

Total return .....................................................       10.42%     10.97%     29.61%    (16.71%)     7.28%
                                                                     =========  =========  =========  =========  =========

RATIOS/SUPPLEMENTAL DATA
------------------------

Net assets, end of year (in millions) ............................   $      52  $      47  $      42  $      32  $      38
Ratio of expenses to average net assets ..........................        1.08%      1.08%      1.08%      1.08%      1.08%
Ratio of net investment income to average net assets .............        3.06%      3.49%      4.18%      3.06%      3.06%
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers .....................................        1.45%      1.87%      2.22%      2.42%      1.74%
Ratio of net investment income to average net assets before
   contractual expense reimbursement and waivers .................        2.69%      2.70%      3.04%      1.72%      2.40%
Portfolio turnover rate ..........................................          18%        27%        43%        33%        17%



(A) PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND


                                                                                        YEARS ENDED MARCH 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                          -----------------------------------------------------
OUTSTANDING THROUGHOUT THE PERIOD                                     2006 (A)     2005       2004      2003       2002
------------------------------------------------------------------   ---------  ---------  ---------  ---------  ---------

Net asset value, beginning of year ...............................   $    9.13  $    9.23  $    8.04  $    8.26  $    8.81
                                                                     ---------  ---------  ---------  ---------  ---------
   INCOME FROM INVESTMENT OPERATIONS:
   ----------------------------------
     Net investment income .......................................        0.45       0.29       0.37       0.54       0.76
     Net gain (loss) on securities (both realized and unrealized)         0.12      (0.06)      1.20      (0.23)     (0.41)
                                                                     ---------  ---------  ---------  ---------  ---------
   Total from investment operations ..............................        0.57       0.23       1.57       0.31       0.35
                                                                     ---------  ---------  ---------  ---------  ---------
   Less distributions:
     Dividends from net investment income ........................       (0.45)     (0.29)     (0.38)     (0.53)     (0.79)
     Distributions from capital gains ............................       (0.10)     (0.04)        --         --      (0.02)
     Return of capital ...........................................          --         --         --         --      (0.09)
                                                                     ---------  ---------  ---------  ---------  ---------
   Total distributions ...........................................       (0.55)     (0.33)     (0.38)     (0.53)     (0.90)
                                                                     ---------  ---------  ---------  ---------  ---------

Net asset value, end of year .....................................   $    9.15  $    9.13  $    9.23  $    8.04  $    8.26
                                                                     =========  =========  =========  =========  =========

Total return .....................................................        6.47%      2.54%     19.80%      4.11%      4.18%
                                                                     =========  =========  =========  =========  =========

RATIOS/SUPPLEMENTAL DATA
------------------------

Net assets, end of year (in millions) ............................   $      13  $      12  $      12  $      10  $       9
Ratio of expenses to average net assets ..........................        1.08%      1.08%      1.08%      1.08%      1.08%
Ratio of net investment income to average net assets .............        4.95%      3.18%      4.20%      6.72%      8.82%
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers .....................................        1.79%      2.09%      2.82%      4.57%      3.68%
Ratio of net investment income to average net assets before
   contractual expense reimbursement and waivers .................        4.24%      2.17%      2.46%      3.23%      6.22%
Portfolio turnover rate ..........................................          28%        47%        44%        36%        34%



(A) PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR LARGE CAP FUND


                                                                                        YEARS ENDED MARCH 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                          -----------------------------------------------------
OUTSTANDING THROUGHOUT THE PERIOD                                     2006 (A)     2005       2004      2003       2002
------------------------------------------------------------------   ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of year ..............................    $   12.72  $   12.55  $    8.94  $   13.00  $   12.76
                                                                     ---------  ---------  ---------  ---------  ---------
   INCOME FROM INVESTMENT OPERATIONS:
   ----------------------------------
     Net investment income (loss) ...............................        (0.01)      0.02      (0.03)      0.02      (0.03)
     Net gain (loss) on securities (both realized and unrealized)         1.22       0.16       3.66      (4.08)      0.27
                                                                     ---------  ---------  ---------  ---------  ---------
   Total from investment operations .............................         1.21       0.18       3.63      (4.06)      0.24
                                                                     ---------  ---------  ---------  ---------  ---------
   Less distributions:
     Dividends from net investment income .......................        (0.01)     (0.01)     (0.02)        --         --

   Total distributions ..........................................        (0.01)     (0.01)     (0.02)        --         --
                                                                     ---------  ---------  ---------  ---------  ---------
Net asset value, end of year ....................................    $   13.92  $   12.72  $   12.55  $    8.94  $   13.00
                                                                     =========  =========  =========  =========  =========
Total return ....................................................         9.50%      1.45%     40.60%    (31.23%)     1.88%
                                                                     =========  =========  =========  =========  =========

RATIOS/SUPPLEMENTAL DATA
------------------------

Net assets, end of year (in millions) ...........................    $      22  $      20  $      22  $      15     $   22
Ratio of expenses to average net assets .........................         1.28%      1.28%      1.08%      1.08%      1.08%
Ratio of net investment income (loss) to average net assets .....       (0.07%)      0.16%     (0.08%)     0.18%     (0.21%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers ............................        2.24%       3.22%      3.29%      3.63%      2.25%
Ratio of net investment income (loss) to average net assets
   before contractual expense reimbursement and waivers .........       (1.03%)     (1.78%)    (2.29%)    (2.37%)    (1.38%)
Portfolio turnover rate .........................................           40%        24%        45%        13%        11%



(A) PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR MID CAP FUND


                                                                                                      FOR THE
                                                                                                      PERIOD
                                                                                                       ENDED
                                                                            YEARS ENDED MARCH 31,     MARCH 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                          ------------------------------------------
OUTSTANDING THROUGHOUT THE PERIOD                                     2006 (A)     2005      2004      2003***
------------------------------------------------------------------   ---------  ---------  ---------  ---------
Net asset value, beginning of period..............................   $   12.96  $   12.80  $    7.77  $   10.00
                                                                     ---------  ---------  ---------  ---------
   INCOME FROM INVESTMENT OPERATIONS:
   ----------------------------------
     Net investment loss..........................................       (0.07)     (0.09)     (0.07)     (0.04)
     Net loss on securities (both realized and unrealized)........        3.21       0.39       5.10      (2.19)
                                                                     ---------  ---------  ---------  ---------
   Total from investment operations...............................        3.14       0.30       5.03      (2.23)
                                                                     ---------  ---------  ---------  ---------
   Less distributions:
     Distributions from capital gains.............................       (0.03)     (0.14)        --         --
                                                                     ---------  ---------  ---------  ---------
   Total distributions............................................       (0.03)     (0.14)        --         --
                                                                     ---------  ---------  ---------  ---------
Net asset value, end of period....................................   $   16.07  $   12.96  $   12.80  $    7.77
                                                                     =========  =========  =========  =========

Total return*.....................................................       24.26%     2.31%      64.74%    (22.30%)
                                                                     =========  =========  =========  =========

RATIOS/SUPPLEMENTAL DATA
------------------------

Net assets, end of period (in millions)...........................   $       4  $       3  $       3  $       1
Ratio of expenses to average net assets**.........................        1.28%      1.28%      1.23%      1.08%
Ratio of net investment loss to average net assets**..............       (0.46%)    (0.66%)    (0.74%)    (0.56%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers**............................        2.78%      6.66%     17.78%     27.90%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers**................       (1.96%)    (6.04%)   (17.29%)   (27.38%)
Portfolio turnover rate...........................................          19%        18%        22%        11%




*    TOTAL RETURN ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***  SALES OF CLASS I SHARES BEGAN MAY 1, 2002.
(A)  PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR SCIENCE & TECHNOLOGY FUND


                                                                                                                  FOR THE
                                                                                  YEARS ENDED MARCH 31,         PERIOD ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                          ------------------------------------------   MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                     2006 (A)     2005      2004       2003      2002***
------------------------------------------------------------------   ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period..............................   $   11.73  $   12.49  $    6.76  $   11.38  $   10.00
                                                                     ---------  ---------  ---------  ---------  ---------
   INCOME FROM INVESTMENT OPERATIONS:
   ----------------------------------
     Net investment loss..........................................       (0.09)     (0.09)     (0.08)     (0.04)     (0.03)
     Net gain (loss) on securities (both realized and
       unrealized)................................................        3.23      (0.65)      5.81      (4.58)      1.41
                                                                     ---------  ---------  ---------  ---------  ---------
   Total from investment operations...............................        3.14      (0.74)      5.73      (4.62)      1.38
                                                                     ---------  ---------  ---------  ---------  ---------
   Less distributions:
     Distributions from capital gains.............................       (0.53)     (0.02)        --         --         --
                                                                     ---------  ---------  ---------  ---------  ---------
   Total distributions............................................       (0.53)     (0.02)        --         --         --
                                                                     ---------  ---------  ---------  ---------  ---------

Net asset value, end of period....................................   $   14.34  $   11.73  $   12.49  $    6.76  $   11.38
                                                                     =========  =========  =========  =========  =========

Total return*.....................................................       27.52%     (5.93%)    84.76%    (40.60%)    13.80%
                                                                     =========  =========  =========  =========  =========

RATIOS/SUPPLEMENTAL DATA
------------------------

Net assets, end of period (in millions)...........................   $       5  $       4  $       5  $       2  $       4
Ratio of expenses to average net assets**.........................        1.28%      1.28%      1.23%      1.08%      1.08%
Ratio of net investment loss to average net assets**..............       (0.66%)    (0.65%)    (0.78%)    (0.60%)    (0.70%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers** ...........................        4.91%      8.38%     10.53%     14.87%      6.37%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers**................       (4.29%)    (7.75%)   (10.08%)   (14.39%)    (5.99%)
Portfolio turnover rate...........................................          44%        48%        44%        19%         5%




*    TOTAL RETURN ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***  SALES OF CLASS I SHARES BEGAN OCTOBER 12, 2001.
(A)  PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR SMALL CAP FUND


                                                                                  FOR THE  YEARS ENDED MARCH 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                          -----------------------------------------------------
OUTSTANDING THROUGHOUT THE PERIOD                                     2006 (A)     2005       2004      2003       2002***
------------------------------------------------------------------   ---------  ---------  ---------  ---------  ---------

Net asset value, beginning of period..............................   $   15.68  $   15.18  $    8.29  $   12.62  $   10.00
                                                                     ---------  ---------  ---------  ---------  ---------
   INCOME FROM INVESTMENT OPERATIONS:
   ----------------------------------
     Net investment loss..........................................       (0.10)     (0.09)     (0.09)     (0.02)     (0.03)
     Net gain (loss) on securities (both realized and
       unrealized)................................................        3.22       0.60       7.03      (4.31)      2.65
                                                                     ---------  ---------  ---------  ---------  ---------
   Total from investment operations...............................        3.12       0.51       6.94      (4.33)      2.62
                                                                     ---------  ---------  ---------  ---------  ---------
   Less distributions:
     Dividends from capital gains.................................       (0.10)     (0.01)     (0.05)        --         --
                                                                     ---------  ---------  ---------  ---------  ---------
Total Distributions...............................................       (0.10)     (0.01)     (0.05)        --         --
                                                                     ---------  ---------  ---------  ---------  ---------
Net asset value, end of period....................................   $   18.70  $   15.68  $   15.18  $    8.29  $   12.62
                                                                     ---------  ---------  ---------  ---------  ---------
Total return*.....................................................       19.96%      3.36%     83.80%    (34.31%)    26.20%
                                                                     =========  =========  =========  =========  =========

RATIOS/SUPPLEMENTAL DATA
------------------------

Net assets, end of period (in millions)...........................   $       9  $       7  $       7  $       3  $       4
Ratio of expenses to average net assets**.........................        1.28%      1.28%      1.23%      1.08%      1.08%
Ratio of net investment loss to average net assets**..............      (0.62%)     (0.55%)    (0.80%)    (0.59%)    (0.60%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers**............................        1.32%      1.61%      4.31%      7.28%      6.06%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers**................      (0.66%)     (0.88%)    (3.88%)    (6.79%)    (5.58%)
Portfolio turnover rate...........................................          24%        26%        23%        26%         0%




*    TOTAL RETURN ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***  SALES OF CLASS I SHARES BEGAN OCTOBER 15, 2001.
(A)  PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND


                                                                                  FOR THE  YEARS ENDED MARCH 31,
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                          -----------------------------------------------------
OUTSTANDING THROUGHOUT THE PERIOD                                     2006 (A)     2005       2004      2003        2002
------------------------------------------------------------------   ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of year................................   $   13.90  $   14.17  $    9.54  $   14.23  $   13.08
                                                                     ---------  ---------  ---------  ---------  ---------
   INCOME FROM INVESTMENT OPERATIONS:
   ----------------------------------
     Net investment income (loss).................................        0.01       0.05         --      (0.02)     (0.06)
     Net gain (loss) on securities (both realized and
       unrealized)................................................        1.84      (0.27)      4.63      (4.67)      1.21
                                                                     ---------  ---------  ---------  ---------  ---------
   Total from investment operations...............................        1.85      (0.22)      4.63      (4.69)      1.15
                                                                     ---------  ---------  ---------  ---------  ---------
   Less distributions:
     Dividends from net investment income.........................       (0.01)     (0.05)        --         --         --

   Total distributions............................................       (0.01)     (0.05)        --         --         --
                                                                     ---------  ---------  ---------  ---------  ---------
Net asset value, end of year......................................   $   15.74  $   13.90  $   14.17  $    9.54  $   14.23
                                                                     =========  =========  =========  =========  =========
Total return......................................................       13.28%     (1.55%)    48.53%    (32.96%)     8.79%
                                                                     =========  =========  =========  =========  =========

RATIOS/SUPPLEMENTAL DATA
------------------------

Net assets, end of year (in millions).............................   $      43  $      40  $      42  $      28  $      42
Ratio of expenses to average net assets...........................        1.28%      1.28%      1.08%      1.08%      1.08%
Ratio of net investment income (loss) to average net assets.......        0.04%      0.37%      0.04%     (0.19%)    (0.44%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers..............................        1.67%      2.12%      2.32%      2.49%      1.73%
Ratio of net investment income (loss) to average net assets
   before contractual expense reimbursement and waivers...........       (0.35%)    (0.47%)    (1.20%)    (1.60%)    (1.09%)
Portfolio turnover rate...........................................          16%        37%        23%        11%        13%



(A)  PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
HOW TO PURCHASE SHARES

--------------------------------------------------------------------------------

                                        CLASS I SHARES OF EACH FUND ARE OFFERED
                                        PRIMARILY FOR INVESTORS IN DEFINED
                                        BENEFIT PLANS, EMPLOYEE BENEFIT TRUSTS,
                                        ENDOWMENTS, FOUNDATIONS, CORPORATIONS
                                        AND INSTITUTIONS AS WELL AS TO MEMBERS,
                                        ELIGIBLE MEMBERS, AND EMPLOYEES OF AFBA,
                                        THE 5STAR ASSOCIATION AND ITS AFFILIATED
                                        COMPANIES ON A DIRECT BASIS. ALL
                                        SHAREHOLDERS HOLDING CLASS I SHARES OF A
                                        FUND IN AN EXISTING ACCOUNT MAY CONTINUE
                                        TO PURCHASE ADDITIONAL CLASS I SHARES OF
                                        THE FUND IN EITHER AN EXISTING ACCOUNT
                                        OR THROUGH THE DIRECT ESTABLISHMENT OF A
                                        NEW ACCOUNT.

                                        NO LOAD FUNDS
                                        There are no sales commissions or Rule
                                        12b-1 distribution fees.

                                        HOW TO BUY SHARES (see chart on page 39
                                        for details) By phone, mail or wire
                                        Through Automatic Monthly Investments

                                        MINIMUM INITIAL INVESTMENT
                                        $1.5 million. The minimum initial
                                        investment is reduced to $500 ($250 for
                                        IRAs and Uniform Transfers (Gifts) to
                                        Minors accounts) for members, eligible
                                        members and employees of AFBA, the 5Star
                                        Association and its affiliated
                                        companies.

                                        MINIMUM ADDITIONAL INVESTMENT
                                        $100 by mail
                                        $100 by telephone (ACH)
                                        $500 by wire
                                        $50 for Automatic Monthly Investment
                                        Plan

                                        MINIMUM INITIAL INVESTMENT AMOUNT
                                        WAIVERS
                                        The minimum initial investment may be
                                        waived for defined benefit plans,
                                        employee benefit trusts, endowments,
                                        foundations, corporations and
                                        institutions if the entity's total
                                        assets available for investment exceed
                                        $5 million. The minimum investment
                                        amount may be waived for any individual
                                        or entity at the discretion of the
                                        officers of the Company.

                                        MINIMUM ACCOUNT SIZE
                                        You must maintain a minimum account
                                        value equal to the current minimum
                                        initial investment. If your account
                                        falls below this amount due to
                                        redemptions (not market action) we may
                                        ask you to increase the account to the
                                        minimum. If you do not bring the account up to the minimum within 60 days after we contact you, we will close the account and send your money to you.

********************************************************************************
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

                                        You may withdraw from your account at
                                        any time in the following amounts:

                                        o  any amount for redemptions requested
                                           by mail, phone or telegraph
                                        o  $1,000 or more for redemptions wired
                                           to your account ($10 fee)
                                        o  $50 or more for redemptions by a
                                           systematic redemption plan (there may
                                           be a fee)
                                        o  $50 or more for redemptions by
                                           automatic monthly exchange to another
                                           Fund
                                        o  $100 or more via ACH; there is no fee
                                           but proceeds may take 4 days to reach
                                           your account

                                        REDEMPTION FEE
                                        The Funds charge a redemption fee of 2%
                                        on proceeds from shares redeemed or
                                        exchanged within 60 days following their acquisition (either by purchase or exchange). The redemption fee will be calculated as a percentage of the net asset value of such shares at the time of redemption. This redemption fee is paid directly to the Fund from which shares are redeemed and exchanged. The redemption fee is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to allocate costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

                                        The 2% redemption fee will not be
                                        charged on the following transactions:
                                        o  Redemptions of shares resulting from
                                           the death or disability (as defined
                                           in the Internal Revenue Code) of the
                                           shareholder including a joint owner.
                                        o  Redemptions of shares on an account
                                           which has demonstrated a severe
                                           hardship, such as a medical
                                           emergency, as determined in the
                                           absolute discretion of the Manager.
                                        o  Redemption of shares acquired through
                                           dividend reinvestment.
                                        o  Redemption of shares acquired through
                                           lump sum or other distributions from
                                           a qualified corporate or self-
                                           employed retirement plan following
                                           the retirement (or following
                                           attainment of age 59 1/2 in the case
                                           of a "key employee" of a "top heavy"
                                           plan), as described in the
                                           prospectus.

                                        o  Redemption of shares acquired through
                                           distributions from an individual
                                           retirement account (IRA) or Custodial
                                           Account under Section 403(b)(7) of
                                           the tax code, following attainment of
                                           age 591/2, as described in the
                                           prospectus.

                                        o  Redemption of shares under the Funds'
                                           systematic withdrawal plan, as well
                                           as shares redeemed as a result of
                                           required minimum distributions under
                                           certain employer-sponsored retirement
                                           plans or IRAs.


                                        Each Fund also has the discretion to
                                        waive the 2% redemption fee, if the Fund is in jeopardy of failing the 90% income test or losing its regulated investment company (RIC) qualification for tax purposes. Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds' redemption fee (or process its exceptions) because of their inability for various reasons to assess the fee to underlying shareholders or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.

********************************************************************************
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

                                        The following services are also
                                        available to shareholders. Please call
                                        (800) 243-9865 for more information.

                                        o  UNIFORM TRANSFERS (GIFTS) TO MINORS
                                           ACCOUNTS
                                        o  ACCOUNTS FOR CORPORATIONS OR
                                           PARTNERSHIPS
                                        o  SUB-ACCOUNTING SERVICES FOR KEOGH,
                                           TAX QUALIFIED RETIREMENT PLANS, AND
                                           OTHERS
                                        o  PROTOTYPE RETIREMENT PLANS FOR THE
                                           SELF-EMPLOYED, PARTNERSHIPS AND
                                           CORPORATIONS
                                        o  TRADITIONAL IRA ACCOUNTS
                                        o  ROTH IRA ACCOUNTS
                                        o  COVERDELL EDUCATION SAVINGS ACCOUNTS
                                           (FORMERLY EDUCATION IRAS)
                                        o  SIMPLIFIED EMPLOYEE PENSIONS (SEPS)
                                        o  SAVINGS INCENTIVE MATCH PLAN FOR
                                           EMPLOYEES (SIMPLE PLAN)

********************************************************************************
HOW SHARE PRICE IS DETERMINED
--------------------------------------------------------------------------------

                                        Shares of each Fund are purchased or
                                        redeemed at the net asset value per
                                        share next calculated after your
                                        purchase order and payment or redemption order is received by the Fund. In the case of certain financial institutions that have made satisfactory payment or redemption arrangements with the Funds, orders may be processed at the net asset value per share next effective after receipt by that institution.

                                        The net asset value is calculated by
                                        subtracting from each Fund's total
                                        assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern time) on days when the Funds are open for business (the same days that the New York Stock Exchange is open for trading). In calculating net asset value, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

                                        Equity securities owned by the Funds are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If the last sale price is unavailable, the security is valued at the mean between the last bid and asked prices. Debt securities held by a Fund for which market quotations are readily available are valued at the mean between the last bid and asked prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost.

                                        Under certain circumstances, a security
                                        or other asset may be valued at its fair value as determined in good faith by the Company's Valuation Committee under procedures adopted by the Company's Board of Directors. A Fund may use fair value pricing if trading in a security has been halted or suspended, a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Company calculates net asset value. Significant events most commonly occur with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain common stocks to reflect their fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.

********************************************************************************
DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

                                        So long as each Fund continues to
                                        qualify to be taxed as a regulated
                                        investment company, it generally will
                                        pay no federal income tax on the income
                                        and gains it distributes to you. The
                                        AFBA 5Star Balanced Fund pays
                                        distributions from net investment income quarterly, usually in April, June, September and December. The AFBA 5Star High Yield Fund pays distributions from net investment income monthly. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund pay distributions from net investment income semi-annually, usually in June and December. Distributions from net capital gains realized on the sale of securities will be declared by the AFBA 5Star Balanced Fund annually on or before December 31 and by the AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund semi-annually, usually in June and December. All Dividends and capital gain distributions paid to retirement plan shareholders will automatically be reinvested. Your distributions will be reinvested automatically in additional shares of a Fund, unless you have elected on your original application, or by written instructions filed with the Funds, to have them paid in cash. We automatically reinvest all dividends under $10.00 in additional shares of a Fund. There are no fees or sales charges on reinvestments.

                                        The amount of any distribution will
                                        vary, and there is no guarantee a Fund
                                        will pay either an income dividend or a
                                        capital gain distribution. If you invest in a Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is known as "buying a dividend."

                                        TAX CONSIDERATIONS - In general, if you
                                        are a taxable investor, Fund
                                        distributions are taxable to you at
                                        either ordinary income or capital gains
                                        tax rates. This is true whether you
                                        reinvest your distributions in
                                        additional shares or receive them in
                                        cash. Every January, you will receive a
                                        statement that shows the tax status of
                                        distributions you received for the
                                        previous year. Distributions declared in
                                        December but paid in January are taxable as if they were paid in December.

                                        For federal income tax purposes, Fund
                                        distributions of short-term capital
                                        gains are taxable to you as ordinary
                                        income. Fund distributions of long-term
                                        capital gains are taxable to you as
                                        long-term capital gains no matter how
                                        long you have owned your shares. A
                                        portion of income dividends designated
                                        by certain Funds may be qualified
                                        dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

                                        If you do not provide a Fund with your
                                        proper taxpayer identification number
                                        and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the redemption of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

                                        When you sell, redeem or exchange your
                                        shares in a Fund, you may realize a
                                        capital gain or loss. For tax purposes,
                                        an exchange of your Fund shares for
                                        shares of a different AFBA 5Star Fund is the same as a redemption.

                                        Fund distributions and gains from the
                                        sale, redemption or exchange of your
                                        Fund shares generally are subject to
                                        state and local taxes. Non-U.S.
                                        investors may be subject to U.S.
                                        withholding and estate tax, and are
                                        subject to special U.S. tax
                                        certification requirements. You should
                                        consult your tax advisor about the
                                        federal, state, local or foreign tax
                                        consequences of your investment in a
                                        Fund.


********************************************************************************
ADDITIONAL POLICIES ABOUT TRANSACTIONS
--------------------------------------------------------------------------------


                                        We cannot process transaction requests
                                        that are not completed properly as
                                        described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

                                        CUSTOMER IDENTIFICATION - The Funds seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

                                        PURCHASES - We may reject orders when
                                        not accompanied by payment or when in
                                        the best interest of the Funds and their shareholders.

                                        REDEMPTIONS - We try to send proceeds as soon as practical. In any event, we send proceeds by the third business day after we receive a properly completed request. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Under certain circumstances, we may pay you proceeds in the form of portfolio securities owned by the Fund being redeemed. If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash, and will bear market exposure until such conversion.

                                        If you request a redemption within 15
                                        days of purchase, we will delay sending
                                        your proceeds until we have collected
                                        unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

                                        If you effect a redemption via wire
                                        transfer, you may be required to pay
                                        fees, including a $10 wire fee and other fees, that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds.

                                        MARKET TIMERS AND FREQUENT TRADING -
                                        While the Funds provide shareholders
                                        with daily liquidity, the Funds are
                                        designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds, including but not limited to market timing. Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders. The Funds do not allow market timing and have policies and procedures to that end.

                                        Frequent purchases and redemptions of a
                                        Fund's shares may present certain risks
                                        for a Fund and its shareholders. These
                                        risks include, among other things,
                                        dilution in the value of Fund shares
                                        held by long-term shareholders,
                                        interference with the efficient
                                        management of a Fund's portfolio,
                                        negatively impairing a Fund's
                                        performance and increased brokerage and
                                        administrative costs for all
                                        shareholders, including long-term
                                        shareholders who do not generate these
                                        costs. A Fund may have difficulty
                                        implementing long-term investment
                                        strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Funds that invest in overseas securities markets or small cap securities are particularly vulnerable to market timers.

                                        The Funds' Board has adopted policies
                                        and procedures to prevent excessive
                                        short-term trading and market timing,
                                        under which the Funds will refuse to
                                        sell shares to market timers, and will
                                        take such other actions necessary to
                                        stop excessive or disruptive trading
                                        activities, including closing an account to new purchases believed to be held by or for a market timer. The Funds may refuse or cancel purchase orders (before the investor is priced into a Fund) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers. You will be considered a market timer if you have (i) requested a redemption of Fund shares within 60 days of an earlier purchase (or exchange) request, (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern.

                                        The Funds have implemented trade
                                        activity monitoring procedures to
                                        discourage and prevent market timing or
                                        excessive short-term trading in the
                                        Funds. For purposes of applying these
                                        procedures, the Funds may consider,
                                        among other things, an investor's
                                        trading history in the Funds, and
                                        accounts under common ownership,
                                        influence or control. Under these
                                        procedures, the Funds or their agents
                                        monitor selected trades and flows of
                                        money in and out of the Funds in an
                                        effort to detect excessive short-term
                                        trading activities, and for consistent
                                        enforcement of the policy. If, as a
                                        result of this monitoring, the Funds or
                                        their agents believe that a shareholder
                                        has engaged in excessive short-term
                                        trading, the Fund will refuse to process purchases or exchanges in the shareholder's account.

                                        For direct (networked) accounts where
                                        transaction information can readily be
                                        accessed, the Funds, the Manager or its
                                        agent will seek to use automated systems to monitor transaction activity. Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial Managers ("Intermediaries"), the ability to monitor trades from the underlying shareholders is severely limited. Intermediaries often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some Intermediaries may be unable, or unwilling, to abide by any Fund-imposed trading or exchange restrictions. The Funds, the Manager or their agents will seek to utilize web-based and other tools made available by such intermediaries to provide transparency to screen for excessive short-term trading.

                                        The Funds have implemented fair value
                                        pricing procedures designed to help
                                        ensure that the prices at which Fund
                                        shares are purchased and redeemed are
                                        fair, do not result in the dilution of
                                        shareholder interests or other harm to
                                        shareholders, and help to deter market
                                        timing activity. For more information on fair value pricing by the Funds, please see the section entitled "How Share Price is Determined."

                                        The Funds also charge a redemption fee
                                        of 2% on proceeds from shares redeemed
                                        or exchanged within 60 days following
                                        their acquisition (either by purchase or exchange) to discourage frequent trading. For more information on the Funds' redemption fee, please see the section entitled "How to Redeem Shares."

                                        Although the policy is designed to
                                        discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Manager and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

                                        The policy applies uniformly to all
                                        investors, except as described in the
                                        following circumstances: exemptions to
                                        the Funds' policy defining someone as a
                                        market timer may only be granted by the
                                        Funds' Chief Compliance Officer upon
                                        good reason and exigent circumstances as demonstrated by the individual; exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more; any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or the shareholders. Any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Funds' Board at the next quarterly Board meeting.

                                        ANTI-MONEY LAUNDERING POLICY - In
                                        compliance with the USA PATRIOT Act of
                                        2001, please note that the Funds'
                                        transfer agent may verify certain
                                        information on your account application
                                        as part of the Funds' Anti-Money
                                        Laundering Compliance Program. As
                                        requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Funds do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received. Please contact the Funds' transfer agent at (888) 578-2733 if you need additional assistance when completing your application.

                                        INTERNET ACCOUNT ACCESS - For your
                                        convenience the Funds offer Internet
                                        Account Access so that you may access
                                        your account online, 24 hours a day, 7
                                        days a week. You may review your account balance, purchase or redeem Fund shares (online redemptions are not available for IRA accounts), or make exchanges between different AFBA 5Star Funds. Please note that there is a one-business day delay in the effective date of purchases placed over the Internet.

                                        To register for Internet Account Access, please call the Funds (toll-free) at
                                        (888) 578-2733. Shareholders who have
                                        registered for this service may access
                                        their account by visiting the AFBA 5Star
                                        Funds' website at www.afba.com.

                                        SIGNATURE GUARANTEES - The Funds require a medallion signature guarantee on any redemption over $25,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). A notarized signature is not sufficient. Please call
                                        (888) 578-2733 for information on
                                        obtaining a signature guarantee.

                                        CORPORATIONS, TRUSTS AND OTHER ENTITIES
                                        - Additional documentation is normally
                                        required for corporations, fiduciaries
                                        and others who hold shares in a
                                        representative or nominee capacity. We
                                        cannot process your request until we
                                        have all documents in the form required.
                                        Please call us first to avoid delays.

                                        EXCHANGES TO ANOTHER AFBA 5STAR FUND -
                                        You must meet the minimum investment
                                        requirement of the AFBA 5Star Fund into
                                        which you are exchanging. The names and
                                        registrations on the two accounts must
                                        be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the prospectus of the Fund being purchased. Call us at (888) 578-2733 for a free copy.

                                        TELEPHONE SERVICES - During periods of
                                        increased market activity, you may have
                                        difficulty reaching us by telephone. If
                                        this happens, contact us by mail. We may refuse a telephone request including a telephone redemption request. We will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed and we reasonably believe the instructions are genuine, the Funds are not liable for losses due to unauthorized or fraudulent instructions. At our option, we may limit the frequency or the amount of telephone redemption requests. Neither the Funds nor PFPC Inc., the Funds' transfer agent, assumes responsibility for the authenticity of telephone redemption requests.

********************************************************************************
CONDUCTING BUSINESS WITH AFBA 5STAR FUND


------------------------------------------------------------------------------------------------------------------------------------
BY PHONE                                        HOW TO OPEN AN ACCOUNT*                      HOW TO ADD TO AN ACCOUNT
----------------------------------------------- -------------------------------------------- ---------------------------------------
(888) 578-2733                                  If you already  have an account with us and  You may make investments ($100 minimum)
                                                you have authorized telephone exchanges,     by telephone. After we have received
You must authorize each type of telephone       you may call to open an account in           your telephone call, we will deduct
transaction on your account application or      another AFBA 5Star Fund by exchange ($500    from your checking account the cost of
the appropriate form, available from us.        minimum). The names and registrations        the shares.
All  on account owners must sign. When          on the accounts must be identical.
you call, we may request personal                                                            Availability of this service is subject
identification and tape  record the call.                                                    to approval by the Funds and
                                                                                             participating banks.


BY MAIL
----------------------------------------------- -------------------------------------------- --------------------------------------
INITIAL PURCHASES AND ALL REDEMPTIONS:         Complete and sign the application which       Make your check ($100 minimum) payable
AFBA 5Star Fund, Inc.                          accompanies this Prospectus. Your initial     to AFBA 5Star Fund, Inc. and mail it to
c/o PFPC Inc.                                  investment must meet the minimum              us. Always identify your account number
P.O. Box 9779                                  investment requirements. Make your check      or include the detachable reminder stub
Providence, RI 02940                           payable to AFBA 5Star Fund, Inc.              (from your confirmation statement).

OVERNIGHT ADDRESS FOR ALL TRANSACTIONS:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI  02860-1427

SUBSEQUENT PURCHASES:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P.O. Box 9779 Providence, RI 02940


BY WIRE
----------------------------------------------- -------------------------------------------- ---------------------------------------
PNC Bank                                        Call us first to get an account number.      Wire share purchases ($500 minimum)
Pittsburgh, PA                                  We will require information such as your     should include the names of each
ABA #031000053                                  Social Security or Taxpayer Identification   account owner, your account number and
Account Number: 8606905871                      Number, the amount being wired ($500         the AFBA 5Star Fund in which you are
FFC: "Name of specific AFBA



------------------------------------------------------------------------------------------------------------------------------------
BY PHONE                                        HOW TO OPEN AN ACCOUNT*                      HOW TO ADD TO AN ACCOUNT
----------------------------------------------- -------------------------------------------- ---------------------------------------
5Star Fund"                                     minimum), and the name and telephone        purchasing shares. You should notify us
FBO: "Shareholder name and new                  number  of the wiring bank. Then            by telephone that you have sent a wire
account number"                                 tell your bank to wire the amount.          purchase order to PNC Bank.
                                                You must send us a completed application
                                                as soon as possible or your account
                                                registration will be delayed.


* If you purchase shares of a Fund without the assistance of a Financial Consultant, your account will be held directly with the
Fund at its transfer agent. You will not be opening a brokerage account with, or become a customer of, the distributor.

THROUGH AUTOMATIC TRANSACTION PLANS
--------------------------------------------------------------------------------
You must authorize each type of automatic       Not applicable.                             You may authorize automatic monthly
transaction on your account application or                                                  investments in a constant dollar amount
complete an authorization form, available                                                   ($50 minimum) from your checking
from us upon request. All registered owners                                                 account. We will deduct the amount you
must sign.                                                                                  authorize from your checking account on
                                                                                            the same day each month.

********************************************************************************

HOW TO SELL SHARES                                                    HOW TO EXCHANGE SHARES
--------------------------------------------------------------------  --------------------------------------------------------------

You may redeem shares by telephone ($100,000 maximum) if, when you    You may exchange shares ($100 minimum or the initial minimum
opened your account, you authorized the telephone redemption          investment requirement) for shares in another AFBA 5Star Fund.
privilege. If you have not authorized telephone redemptions and       The shares being exchanged must have been held in an open
wish to do so, please call (888) 578-2733 for instructions and        account for 15 calendar days or more.
the appropriate form.

--------------------------------------------------------------------- --------------------------------------------------------------
In a letter, include the genuine signature of each registered owner   In a letter, include the genuine signature of each registered
(exactly as registered), the name of each account owner, the          owner, the account number, the number of shares or dollar
account number and the number of shares or the dollar amount to       amount to be exchanged ($100 minimum) and the name of the AFBA
be redeemed. Written redemption requests for $25,000 or more          5Star Fund into which the amount is being transferred.
require a medallion signature guarantee. We will send redemption proceeds only to the address of record.

--------------------------------------------------------------------- --------------------------------------------------------------
A sale of shares held for less than 60 days may be subject to a       A sale of shares held for less than 60 days may be subject to
redemption fee of 2.00%. For more details, see the "How to Redeem     a redemption fee of 2.00%. For more details, see the "How to
section of this prospectus.                                           Shares" Redeem Shares" section of this prospectus.

--------------------------------------------------------------------- --------------------------------------------------------------

Redemption proceeds ($1,000 minimum) may be wired to your             Not applicable.
pre-designated bank account. A $10 fee will be deducted. If we receive your written request before 4:00 P.M. (Eastern time) we will normally wire funds the following business day. If we receive your written request after 4:00 P.M. (Eastern time), we will normally wire funds on the second business day. Contact your bank about the time of receipt and availability. If you request
redemption checks to be sent via overnight mail, you may be
required to pay a $10 fee that will be deducted directly from your redemption proceeds.


--------------------------------------------------------------------- -------------------------------------------------------------
SYSTEMATIC REDEMPTION PLAN:                                           MONTHLY EXCHANGES:
You may specify a dollar amount ($50 minimum) to be withdrawn         You may authorize monthly exchanges from your account ($100
monthly or quarterly or have your shares redeemed at a rate           minimum) to another AFBA 5Star Fund. Exchanges will be
calculated to exhaust the account at the end of a specified           continued until all shares have been exchanged or until you
period. A fee of $1.50 or less may be charged for each withdrawal.    terminate the service.
You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. We will continue withdrawals until all your shares are redeemed or until either you or the Fund cancels the plan.



                                 PRIVACY POLICY
                                       of
                   5Star Financial LLC, 5Star Bank; 5Star Life
                    Insurance Company; AFBA 5Star Investment
                     Management Co.; AFBA 5Star Fund, Inc.;
                        AFBA Five Star Securities Company

We value you as a customer and take your personal privacy seriously. We believe that it is important to protect the confidentiality of your personal information (referred to in this policy as "information"). That's why we take every reasonable precaution to safeguard your information. Details of our approach to privacy and how we safeguard your information are set forth in the Privacy Policy that follows.

WHY WE COLLECT AND HOW WE USE INFORMATION

We collect information about you to help us service your financial needs, to provide you with quality products and services and to fulfill legal and regulatory requirements. We use this information for business purposes with respect to our insurance, banking and mutual fund business relationships involving you. These business purposes include evaluating a request for our products or services, processing benefits claims, administering our products or services, and processing transactions requested by you. It is also used to assure compliance with laws and regulations pertaining to our business. We may also use information to offer you other products or services we provide.

HOW WE COLLECT INFORMATION
We obtain most information directly from you. The information you give us when applying for our products or services generally provides the information we need and will vary depending on the product or service you have requested. However, if we need to verify information or need additional information, we may obtain it, as applicable from third parties such as consumer reporting agencies, physicians, hospitals and other medical personnel.

INFORMATION SHARING

Third-parties that help us conduct our business or perform services on our behalf as well as financial institutions with which we have joint marketing agreements may have access to your information. We may disclose information such as your name, address, social security number and account balances, if any to these associates. These associates are permitted to use this information only for the business purposes for which they were retained, or as required by law. We may also use your information within our affiliated companies to inform you about our innovative financial products and services. Other than this, we do not disclose any information about you, including phone numbers and email address to anyone except as permitted or required by law. If you prefer we not share your name with our affiliated companies, simply notify us in writing or call toll free at (800) 776-2322 and we will honor that request. If you have notified us before, you do not need to notify us again.

HOW WE PROTECT INFORMATION

We restrict access to your information to those associates who have a business need to know that information in order to provide products or services to you or to maintain your accounts. These associates are governed by a strict code of conduct and are required to maintain the confidentiality of customer information. We also maintain physical, electronic and procedural safeguards to protect your information.

REVIEWING YOUR INFORMATION

Keeping your information accurate and up-to-date is very important to us. You may obtain information we have about you (other than information relating to a claim or a criminal or legal proceeding) by writing to us and describing the information you would like. If you believe any of the information is incorrect you may advise us of any corrections you believe should be made. To obtain a report or if you have any questions about our Privacy Policy, please write to us at 5Star Enterprises, 909 North Washington Street, Alexandria, VA 22314 -Attention Compliance Department; or call us at (800) 776-2322; or visit our website at WWW.AFBA.COM


CHANGES TO OUR PRIVACY POLICY

Notice of our Privacy Policy will be provided to you annually, as long as you maintain an ongoing relationship with us. This policy may change from time to time, but you can always view our current policy on our website at WWW.AFBA.COM. Our policy applies to both current and former customers.

AFFILIATED COMPANIES

This notice describes the Privacy Policy of 5Star Financial LLC; 5Star Bank; 5Star Life Insurance Company; AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc. and AFBA Five Star Securities Company.

                       THIS IS NOT PART OF THE PROSPECTUS.

                             AFBA 5STAR FUND, INC.SM

                            AFBA 5STAR BALANCED FUND

                           AFBA 5STAR HIGH YIELD FUND

                            AFBA 5STAR LARGE CAP FUND

                             AFBA 5STAR MID CAP FUND

                      AFBA 5STAR SCIENCE & TECHNOLOGY FUND

                            AFBA 5STAR SMALL CAP FUND

                           AFBA 5STAR USA GLOBAL FUND

ADDITIONAL INFORMATION


A Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this Prospectus. This prospectus is also on the Funds' website, www.afba.com. The Funds' annual and semi-annual reports to shareholders contain additional information about each Fund's investments. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You can obtain free copies of annual and semi-annual reports and SAIs on the Funds' website at www.afba.com.

You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown below. You also may call the toll free number given below to request other information about the Funds and to make shareholder inquiries.

You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. You can obtain information about the Public Reference Room by calling the Commission at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV, or by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102.


AFBA
5STAR
FUND, INC.SM

AFBA 5STAR INVESTMENT MANAGEMENT COMPANY


909 N. Washington Street
Alexandria, Virginia 22314
(800) 243-9865
www.afba.com

Shareholder Inquiries (888) 578-2733                      INVESTMENT COMPANY ACT



                                                                     file number
AFBA-PROS-I-05                                                          811-8035

                         Prospectus dated July 31, 2006

                             AFBA 5STAR FUND, INC.SM

                                Retirement Series

                                 Class R Shares

SHARES OF THE FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

********************************************************************************

PROSPECTUS DATED JULY 31, 2006


AFBA 5STAR FUND, INC.

                           MANAGER:
                           AFBA 5STAR INVESTMENT MANAGEMENT COMPANY

                           SUB-ADVISER:
                           KORNITZER CAPITAL MANAGEMENT, INC.

                           DISTRIBUTOR:
                           PFPC DISTRIBUTORS, INC.

********************************************************************************
Table of Contents

                                                                          Page

INFORMATION ABOUT THE FUNDS

Investment Objectives and Principal Investment Strategies....................3
Principal Risk Factors.......................................................7
Past Performance............................................................10
Fees and Expenses...........................................................17
Portfolio Holdings..........................................................18
Manager and Sub-Adviser.....................................................18
Financial Highlights........................................................22

INFORMATION ABOUT INVESTING
How to Purchase, Redeem and Exchange Shares.................................31
Information for Plan Participants...........................................32
Information for Plan Sponsors and Administrators............................32
Information for IRA Rollover Accounts.......................................34
How Share Price is Determined...............................................38
Distributions and Taxes.....................................................39
Additional Policies About Transactions......................................40
Distribution and Service Arrangements.......................................43

********************************************************************************
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


                                        The investment objectives and the manner in which the funds within AFBA 5Star Fund, Inc. (the "Company") will pursue their objectives are as follows:

                                        o AFBA 5STAR BALANCED FUND - seeks both
                                        long-term capital growth and high
                                        current income. To pursue its investment objectives, the Fund invests primarily in domestic common stocks and high-yielding, higher-risk debt securities, preferred stocks and convertible preferred stocks.

                                        o AFBA 5STAR HIGH YIELD FUND - seeks
                                        high current income with capital growth
                                        as a secondary objective. To pursue its
                                        investment objective, the Fund, under
                                        normal circumstances, invests at least
                                        80% of its net assets in high-yielding,
                                        higher-risk debt securities.

                                        o AFBA 5STAR LARGE CAP FUND - seeks
                                        long-term capital growth. To pursue its
                                        investment objective, the Fund, under
                                        normal circumstances, invests at least
                                        80% of its net assets in domestic common stocks of large capitalization or "large cap" companies. The Fund considers a company to be a large cap company if it has a market capitalization of $10 billion or greater at the time of purchase.

                                        o AFBA 5STAR MID CAP FUND - seeks
                                        long-term capital growth. To pursue its
                                        investment objective, the Fund, under
                                        normal circumstances, invests at least
                                        80% of its net assets in domestic equity securities (common stocks, convertibles and warrants) issued by medium-sized or "mid cap" companies. The Fund considers a company to be a mid cap company if it has a market capitalization between $1.5 billion and $10 billion at the time of purchase.

                                        o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks and other domestic equity securities (including convertibles and warrants) of companies expected to benefit from the development, advancement, and use of science and technology.

                                        [Begin Callout] MARKET CAPITALIZATION:
                                        How much a company is considered to be
                                        worth. It equals the number of
                                        outstanding shares times the share
                                        price. [End Call out]

                                        o AFBA 5STAR SMALL CAP FUND - seeks
                                        long-term capital growth. To pursue its
                                        investment objective, the Fund, under
                                        normal circumstances, invests at least
                                        80% of its net assets in domestic equity securities issued by small capitalization or "small cap" companies. The Fund considers a company to be a small cap company if it has a market capitalization of less than $2 billion at the time of purchase or if the company's market capitalization would place it in the lowest 20% of total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system.

                                        o AFBA 5STAR USA GLOBAL FUND - seeks
                                        capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from global sales and operations. The international operations of these U.S.- based companies will provide investors with exposure to at least three foreign countries.


                                        Each Fund's principal investment
                                        strategies are described below:

                                        o AFBA 5STAR BALANCED FUND - invests in
                                        a combination of domestic common stocks, high-yielding, higher-risk corporate bonds and high-yielding, higher-risk convertible debt securities. The Fund may also invest in government bonds, mortgage-backed securities and asset-backed securities. The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the sub-adviser's view of economic conditions and underlying security values. Under normal circumstances, the sub-adviser will invest at least 25% of the Fund's assets in equity securities and at least 25% in debt securities. Many of the Fund's common stock investments are expected to pay dividends.

                                        o AFBA 5STAR HIGH YIELD FUND - uses
                                        extensive fundamental research to
                                        identify debt investment opportunities
                                        among high-risk, high-yielding
                                        securities. Emphasis is placed on
                                        relative value and good corporate
                                        management. Specifically, the
                                        sub-adviser may look at a number of
                                        past, present and estimated factors such as: 1) financial strength of the issuer;
                                        2) cash flow; 3) management; 4)
                                        borrowing requirements; and 5)
                                        responsiveness to changes in interest
                                        rates and business conditions.


                                        o AFBA 5STAR LARGE CAP FUND - invests in large cap companies expected to benefit from long-term industry and technological trends that are likely to positively impact company performance. Long-term trends are identified with the purpose of investing in companies that should have favorable operating environments over the next three to five years. The final stock selection process includes: 1) ongoing fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets invested in the technology sector. Realization of dividend income is a secondary consideration.


                                        o AFBA 5STAR MID CAP FUND - identifies
                                        long-term trends with the aim of
                                        investing in mid cap companies that the
                                        sub-adviser believes should have
                                        favorable operating environments during
                                        the three to five years after purchase.
                                        The sub-adviser then selects securities
                                        based on: 1) fundamental analysis of
                                        industries and the economic cycle; 2)
                                        company-specific analysis such as
                                        product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets in the technology sector.


                                        o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - selects stocks that the sub-adviser believes have prospects for above-average earnings growth based on intensive fundamental research.
                                        Portfolio holdings can range from small
                                        companies that are developing new
                                        technologies to blue chip firms with
                                        established track records of developing, producing or distributing products and services in the science and technology industries. The Fund may also invest in companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development. The Fund focuses on technology and healthcare-related companies which, in the sub-adviser's opinion, have sustainable long-term business models, as well as companies that are likely to benefit from long-term trends identified by the sub-adviser. Some of the industries likely to be represented in the Fund's portfolio are:


                                        o Electronics, including hardware,
                                          software and components;
                                        o Communications;
                                        o E-commerce;
                                        o Information;
                                        o Media;
                                        o Life sciences and healthcare;
                                        o Environmental services;
                                        o Chemicals and synthetic materials; and
                                        o Defense and aerospace.

                                        o AFBA 5STAR SMALL CAP FUND - targets
                                        "growth" small cap companies. The
                                        sub-adviser identifies smaller companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis.

                                        o AFBA 5STAR USA GLOBAL FUND -
                                        identifies U.S.- based multinational
                                        companies that are expected to benefit
                                        from the growth of sales outside the
                                        United States. The sub-adviser then
                                        selects securities based on: 1)
                                        fundamental analysis of industries and
                                        the economic cycle; 2) analysis of
                                        company-specific factors such as product cycles, management, etc.; 3) rigorous valuation analysis; and 4) the issuer must have substantial international operations. The Fund may have a significant amount of assets invested in the technology sector.

                                        INVESTMENT STYLE AND TURNOVER - The
                                        sub-adviser normally does not engage in
                                        active or frequent trading of the Funds' investments. Instead, to reduce turnover of the Funds' holdings, the sub-adviser's general strategy is to purchase securities for the Funds based upon what the sub-adviser believes are long-term trends. This strategy also helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains. The sub-adviser may sell a Fund's investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.


                                        TEMPORARY INVESTMENTS-The Funds
                                        generally hold some cash, short-term
                                        debt obligations, government securities
                                        or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in such investments for temporary defensive purposes. During those times, a Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets. Also, keep in mind that a temporary defensive strategy still has the potential to lose money.


                                        INVESTMENT OBJECTIVE AND POLICY CHANGES
                                        - The investment objectives and policies described above indicate how the Funds are managed. Each Fund's investment objective is fundamental, which means it may only be changed if both the Board of Directors and shareholders approve the change. The policies of the AFBA 5Star Balanced, AFBA 5Star High Yield, AFBA 5Star Large Cap and AFBA 5Star USA Global Funds are also fundamental. With respect to the AFBA 5Star Small Cap, AFBA 5Star Mid Cap and AFBA 5Star Science & Technology Funds' policy of investing, under normal circumstances, at least 80% of its net assets in the types of securities suggested by the Fund's name, shareholders of such Funds must receive at least 60 days' notice before any change.



********************************************************************************
                                        [Begin Callout] DIVERSIFICATION: A
                                        technique to reduce the risks inherent
                                        in any investment by investing in a
                                        broad range of securities from different industries, locations or asset classes. [end Callout]

PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

                                        MARKET RISKS - Equity securities are
                                        subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Funds (except the AFBA 5Star High Yield Fund) are normally invested in equity securities, the value of these Funds will likely go up and down. As with an investment in any mutual fund, there is a risk that you could lose money by investing in the Funds.

                                        A Fund's success depends largely on the
                                        sub-adviser's ability to select
                                        favorable investments. Also, different
                                        types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds, and small cap or mid cap company stocks will be more or less favorable than large cap company stocks. Because of this, the Funds may perform better or worse than other types of funds depending on what is in "favor."

                                        DEBT RISKS - The yields and principal
                                        values of debt securities will also
                                        fluctuate. Generally, values of debt
                                        securities change inversely with
                                        interest rates. That is, as interest
                                        rates go up, the values of debt
                                        securities tend to go down and vice
                                        versa. Furthermore, these fluctuations
                                        tend to increase as a bond's maturity
                                        increases such that a longer term bond
                                        will increase or decrease more for a
                                        given change in interest rates than a
                                        shorter term bond.


                                        HIGH YIELD RISKS - The AFBA 5Star
                                        Balanced and AFBA 5Star High Yield Funds invest in lower-rated, high-yielding bonds (commonly known as "junk bonds"). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds. Lower-rated securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. Lower-rated securities also tend to have less liquid markets than higher-rated securities. In addition, market prices of lower-rated bonds tend to react more negatively to adverse economic or political changes, investor perceptions or individual corporate developments than the market prices of higher-rated bonds.

                                        INTERNATIONAL RISKS - International
                                        investing poses additional risks such as currency fluctuation, political instability, less government regulation, less publicly available information, limited trading markets and greater volatility. The AFBA 5Star USA Global Fund invests only in U.S. companies traded in the United States and denominated in U.S. dollars. Although this type of investment is not considered direct foreign investment, the U.S. companies with substantial foreign operations in which this Fund normally invests will be exposed to risks inherent in foreign investments. As a shareholder in these companies, the

                                        Fund, and in turn, the Fund's
                                        shareholders, will be indirectly exposed to, and perhaps adversely affected by, these inherent foreign risks. The AFBA 5Star Mid Cap, AFBA 5Star Science & Technology and AFBA 5Star Small Cap Funds may also invest in U.S. companies with substantial international operations to a more limited degree and, to the extent they do so, will be subject to the same foreign risks.

                                        All of the Funds (except the AFBA 5Star
                                        USA Global Fund) may gain international
                                        exposure by investing in American
                                        Depositary Receipts ("ADRs") and
                                        securities of foreign companies that are traded on U.S. stock exchanges. The Funds do not intend to buy securities of foreign companies directly through foreign stock exchanges. ADRs are typically certificates that are publicly-traded in the United States and represent ownership in underlying foreign securities. Investing in foreign companies, even indirectly through ADRs, may involve the same inherent foreign risks, as described above. These risks can increase the potential for losses in the Fund.

                                        LARGE CAP COMPANY RISKS - The AFBA 5Star
                                        Large Cap Fund invests primarily in
                                        large cap companies. Larger, more
                                        established companies may be unable to
                                        respond quickly to new competitive
                                        challenges such as changes in consumer
                                        tastes or innovative smaller
                                        competitors. Large cap companies are
                                        also sometimes unable to attain the high growth rates of successful, small cap companies, especially during extended periods of economic expansion.


                                        MID CAP COMPANY RISKS - The AFBA 5Star
                                        Mid Cap Fund invests primarily in mid
                                        cap companies. Generally, mid cap
                                        companies may have more potential for
                                        growth than large cap companies.
                                        Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. An investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser attempts to minimize this risk by investing in stocks that are readily bought and sold.

                                        SMALL CAP COMPANY RISKS - The AFBA 5Star
                                        Small Cap Fund invests primarily in
                                        small cap companies. Investments in
                                        small cap companies often involve
                                        greater risks than investing in large
                                        cap companies. These companies may not
                                        have the management experience,
                                        financial resources, product
                                        diversification or competitive strengths of large cap companies. As a result, the securities of small cap companies may be more volatile than the securities of larger, more established companies.

                                        Thus, an investment in the Fund may be
                                        more suitable for long-term investors
                                        who can bear the risk of these
                                        fluctuations. The Fund tries to minimize volatility by diversifying in terms of companies and industries. Small cap company stocks tend to be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a small cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser tries to minimize this risk by investing in stocks that are readily bought and sold.

                                        SECTOR RISKS - Since the AFBA 5Star
                                        Science & Technology Fund is focused on
                                        science and technology related
                                        industries, it is more concentrated than stock funds invested in a broader range of industries. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star USA Global Fund may also at times invest significantly in technology related industries. Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to such companies. For example, products or services that first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. In addition, technology industries can be affected by competition from new market entrants as well as developing government regulations and policies. The level of risk will rise to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Therefore, the AFBA 5Star Science & Technology Fund is likely to be more volatile, and the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star USA Global Fund may, to the extent they focus on technology related industries, be more volatile than a fund that does not invest significantly in technology related industries.

                                        MORTGAGE-BACKED AND ASSET-BACKED
                                        SECURITIES RISKS - The AFBA 5Star
                                        Balanced Fund and AFBA 5Star High Yield
                                        Fund invest in mortgage-backed and
                                        asset-backed securities, which are
                                        subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, a Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund's share price and its income distribution.

                                        MORE INFORMATION ABOUT THE FUNDS'
                                        INVESTMENTS - The Funds' Statement of
                                        Additional Information contains more
                                        information about the particular types
                                        of securities in which the Funds invest.
                                        A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

********************************************************************************
PAST PERFORMANCE
--------------------------------------------------------------------------------

                                        The performance information shown on the following pages provides an indication of the risks of investing in the Funds. The bar charts show the total returns for Class R Shares of each Fund for each full calendar year since inception of the Fund. For periods prior to the inception date of Class R Shares, the total return information is based on the historical performance of each Fund's original class of shares (Class I Shares) since commencement of operations. The tables show each Fund's average annual returns for certain periods compared with those of a relevant, widely recognized benchmark. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Fund. A FUND'S PAST PERFORMANCE (BOTH BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL PERFORM IN THE FUTURE.


                                        Prior to the inception date of Class R
                                        Shares, the performance information is
                                        based on the performance of each Fund's
                                        original class of shares (Class I
                                        Shares), which is not offered in this
                                        Prospectus. Different classes of shares
                                        generally have substantially similar
                                        annual returns because the shares are
                                        invested in the same portfolio of
                                        securities. Returns for Class R Shares
                                        will differ from the original class of
                                        shares (Class I Shares) only to the
                                        extent that the Class R Shares will have different expenses.


********************************************************************************
AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (1), (2)


        1998                  (0.57%)
        1999                   6.40%
        2000                  10.88%
        2001                   1.97%
        2002                 (15.32%)
        2003                  26.31%
        2004                  13.54%
        2005                   5.13%

Year-to-Date Return as of June 30, 2006 = 6.68%
Best Quarter: Quarter Ended June 30, 2003 = 13.49%(2)
Worst Quarter: Quarter Ended September 30, 2001 = (13.76%)(2)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

-------------------------------------------------------------------------- --------------------------------------------------------
                                                                                                                ANNUALIZED TOTAL
                                                                                                                  RETURN SINCE
                                                                                 1 YEAR            5 YEARS        INCEPTION(1)
-------------------------------------------------------------------------- --------------------------------------------------------

AFBA 5Star Balanced Fund Return(2).....................................           5.13%             5.42%             6.17%


-------------------------------------------------------------------------- --------------------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)...           4.83%             0.49%             6.22%


Lipper Balanced Fund Index (reflects no deduction for fees, expenses or

taxes)(4)..............................................................           5.20%             3.51%             6.41%


-------------------------------------------------------------------------- --------------------------------------------------------

(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) FOR THE PERIODS PRIOR TO THE FEBRUARY 17, 2004 INCEPTION DATE OF CLASS R SHARES, THE ANNUAL TOTAL RETURNS ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO REFLECT RULE 12B-1 AND SHAREHOLDER SERVICE FEES APPLICABLE TO CLASS R SHARES.


(3) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(4) THE LIPPER BALANCED FUND INDEX IS AN UNMANAGED INDEX AND INCLUDES THE 30 LARGEST MUTUAL FUNDS WHOSE PRIMARY OBJECTIVE IS TO CONSERVE PRINCIPAL BY MAINTAINING AT ALL TIMES A BALANCED PORTFOLIO OF BOTH STOCKS AND BONDS. TYPICALLY THE STOCK/BOND RATIO OF FUNDS IN THE INDEX RANGES AROUND 60%/40%. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year (1), (2)
--------------------------------------------------------------------------------



        1998                       (6.19%)
        1999                        1.99%
        2000                        7.78%
        2001                        9.66%
        2002                        2.13%
        2003                       20.17%
        2004                        7.53%
        2005                       (1.56%)

Year-to-Date Return as of June 30, 2006 = 3.07%
Best Quarter: Quarter Ended June 30, 2003 = 8.52%(2)
Worst Quarter: Quarter Ended September 30, 1998 = (6.38%)(2)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

-------------------------------------------------------------------------- -------------------------------------------------------
                                                                                 1 YEAR            5 YEARS     ANNUALIZED TOTAL
                                                                                                                 RETURN SINCE
                                                                                                                 INCEPTION(1)
-------------------------------------------------------------------------- -------------------------------------------------------

AFBA 5Star High Yield Fund Return(2)...................................          (1.56%)            7.34%            5.37%


-------------------------------------------------------------------------- -------------------------------------------------------

Merrill Lynch High Yield Bond Index (reflects no deduction for fees,              2.82%             8.76%            6.14%
expenses or taxes)(3)..................................................


Lipper High Yield Fund Index (reflects no deduction for fees, expenses

or taxes)(4)...........................................................           3.00%             6.76%            4.23%


-------------------------------------------------------------------------- -------------------------------------------------------

(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) FOR THE PERIODS PRIOR TO THE FEBRUARY 17, 2004 INCEPTION DATE OF CLASS R SHARES, THE ANNUAL TOTAL RETURNS ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO REFLECT RULE 12B-1 AND SHAREHOLDER SERVICE FEES APPLICABLE TO CLASS R SHARES.

(3) THE MERRILL LYNCH HIGH YIELD BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 1,200 HIGH YIELD BONDS REPRESENTATIVE OF THE HIGH YIELD BOND MARKET AS A WHOLE. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(4) THE LIPPER HIGH YIELD FUND INDEX IS A WIDELY RECOGNIZED INDEX OF MUTUAL FUNDS THAT INVEST PRIMARILY IN HIGH YIELD BONDS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year (1), (2)
--------------------------------------------------------------------------------


        1998                        6.10%
        1999                       12.94%
        2000                       20.25%
        2001                      (15.58%)
        2002                      (26.25%)
        2003                       30.20%
        2004                        7.39%
        2005                        1.31%

Year-to-Date Return as of June 30, 2006 = (0.46%)
Best Quarter: Quarter Ended June 30, 2003 = 20.47%(2)
Worst Quarter: Quarter Ended June 30, 2002 =  (20.40%)(2)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

-------------------------------------------------------------------------- --------------------------------------------------------
                                                                                                                ANNUALIZED TOTAL
                                                                                                                  RETURN SINCE
                                                                                 1 YEAR           5 YEARS         INCEPTION(1)
-------------------------------------------------------------------------- --------------------------------------------------------

AFBA 5Star Large Cap Fund Return(2)....................................           1.31%           (2.48%)             3.94%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)...           4.83%            0.49%              6.22%


-------------------------------------------------------------------------- --------------------------------------------------------

(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) FOR THE PERIODS PRIOR TO THE FEBRUARY 17, 2004 INCEPTION DATE OF CLASS R SHARES, THE ANNUAL TOTAL RETURNS ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO REFLECT RULE 12B-1 AND SHAREHOLDER SERVICE FEES APPLICABLE TO CLASS R SHARES.


(3) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.



********************************************************************************

AFBA 5STAR MID CAP FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (1), (2)


        2003                       43.71%
        2004                       15.41%
        2005                       12.68%

Year-to-Date Return as of June 30, 2006 = (2.37%)
Best Quarter: Quarter Ended June 30, 2003 = 23.03%(2)
Worst Quarter: Quarter Ended September 30, 2002 = (18.91%)(2)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

------------------------------------------------------------------------- -----------------------------------------------
                                                                                                     ANNUALIZED TOTAL
                                                                                                       RETURN SINCE
                                                                                  1 YEAR               INCEPTION(1)
------------------------------------------------------------------------- -----------------------------------------------

AFBA 5Star Mid Cap Fund Return(2)......................................           12.68%                  11.70%

------------------------------------------------------------------------- -----------------------------------------------

S&P 400 Mid Cap Index (reflects no deduction for fees, expenses or
taxes)(3).......................................................................  12.47%                  10.24%

Lipper Mid Cap Fund Index (reflects no deduction for fees, expenses or             9.48%
taxes)(4).......................................................................                           8.01%

------------------------------------------------------------------------- -----------------------------------------------

(1)  INCEPTION DATE OF THE FUND = MAY 1, 2002.

(2) FOR THE PERIODS PRIOR TO THE INCEPTION DATE OF CLASS R SHARES, WHICH WAS FEBRUARY 17, 2004, THE ANNUAL TOTAL RETURN IS BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAS BEEN RECALCULATED TO REFLECT RULE 12B-1 AND SHAREHOLDER SERVICE FEES APPLICABLE TO CLASS R SHARES.

(3) THE S&P 400 MID CAP INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX OF 400 MEDIUM-CAPITALIZATION STOCKS DESIGNED TO MEASURE THE MID-SIZE COMPANY SEGMENT OF THE U.S. MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(4) THE LIPPER MID CAP FUND INDEX IS COMPRISED OF MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATION (ON A THREE-YEAR WEIGHTED BASIS) OF LESS THAN 300% OF THE DOLLAR-WEIGHTED MEDIAN MARKET CAPITALIZATION OF THE S&P MID CAP 400 INDEX. THESE FUNDS HAVE LATITUDE WITH RESPECT TO THE VALUATIONS (PRICE-TO-EARNINGS, PRICE-TO-BOOK, AND THREE-YEAR EARNINGS GROWTH) OF THE SECURITIES IN THEIR PORTFOLIO AND MAY ALTER THEIR PORTFOLIO STYLE OVER TIME. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************

AFBA 5STAR SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (1), (2)
------------------------------------------------------------

        2002                      (39.18%)
        2003                       63.26%
        2004                       11.21%
        2005                        6.12%

Year-to-Date Return as of June 30, 2006 = 1.39%
Best Quarter: Quarter Ended June 30, 2003 = 29.21%(2)
Worst Quarter: Quarter Ended June 30, 2002 = (30.96%)(2)


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

------------------------------------------------------------------------- -----------------------------------------------
                                                                                                     ANNUALIZED TOTAL
                                                                                                       RETURN SINCE
                                                                                  1 YEAR               INCEPTION(1)
------------------------------------------------------------------------- -----------------------------------------------

AFBA 5Star Science & Technology Fund Return(2).........................           6.12%                   7.13%

------------------------------------------------------------------------- -----------------------------------------------


S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)............  4.83%                   5.03%

Lipper Science & Technology Fund Index (reflects no deduction for fees,           5.37%
expenses or taxes)(4)...........................................................                          2.23%


------------------------------------------------------------------------- -----------------------------------------------

(1)   INCEPTION DATE OF THE FUND = OCTOBER 12, 2001.

(2) FOR THE PERIODS PRIOR TO THE FEBRUARY 17, 2004 INCEPTION DATE OF CLASS R SHARES, THE ANNUAL TOTAL RETURNS ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO REFLECT RULE 12B-1 AND SHAREHOLDER SERVICE FEES APPLICABLE TO CLASS R SHARES.


(3) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(4) THE LIPPER SCIENCE & TECHNOLOGY FUND INDEX IS AN UNMANAGED, EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING MUTUAL FUNDS (BASED ON NET ASSETS) IN THE LIPPER SCIENCE AND TECHNOLOGY CLASSIFICATION. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (1), (2)
-----------------------------------------------------------

        2002                      (26.70%)
        2003                       51.14%
        2004                       23.29%
        2005                        0.41%

Year-to-Date Return as of June 30, 2006 = 2.04%
Best Quarter: Quarter Ended June 30, 2003 = 31.02%(2)
Worst Quarter: Quarter Ended September 30, 2002 = (23.07%)(2)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

------------------------------------------------------------------------- -----------------------------------------------
                                                                                                     ANNUALIZED TOTAL
                                                                                                       RETURN SINCE
                                                                                  1 YEAR               INCEPTION(1)
------------------------------------------------------------------------- -----------------------------------------------

AFBA 5Star Small Cap Fund Return(2)....................................           0.41%                   12.69%

------------------------------------------------------------------------- -----------------------------------------------


S&P 600 Small Cap Index (reflects no deduction for fees, expenses or              7.65%
taxes)(3).......................................................................                          15.08%

Lipper Small Cap Fund Index (reflects no deduction for fees, expenses             7.63%
or taxes)(4)....................................................................                          11.16%


------------------------------------------------------------------------- -----------------------------------------------

(1)  INCEPTION DATE OF THE FUND = OCTOBER 15, 2001.

(2) FOR THE PERIODS PRIOR TO THE FEBRUARY 17, 2004 INCEPTION DATE OF CLASS R SHARES, THE ANNUAL TOTAL RETURNS ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO REFLECT RULE 12B-1 AND SHAREHOLDER SERVICE FEES APPLICABLE TO CLASS R SHARES.

(3) THE S&P 600 SMALL CAP INDEX IS A MARKET VALUE-WEIGHTED INDEX CONSISTING OF 600 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(4) THE LIPPER SMALL CAP FUND INDEX IS COMPRISED OF THE TOP 25-30 MANAGED MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATIONS (ON A THREE-YEAR WEIGHTED BASIS) LESS THAN 250% OF THE DOLLAR-WEIGHTED MEDIAN OF THE SMALLEST 500 OF THE MIDDLE 1,000 SECURITIES OF THE S&P SUPERCOMPOSITE 1500 INDEX. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year (1), (2)
--------------------------------------------------------------------------------


        1998                        7.83%
        1999                       32.02%
        2000                        8.99%
        2001                      (10.97%)
        2002                      (27.69%)
        2003                       37.58%
        2004                        6.27%
        2005                        3.51%

Year-to-Date Return as of June 30, 2006 = 0.41%
Best Quarter: Quarter Ended December 31, 1999 = 19.61%(2)
Worst Quarter: Quarter Ended September 30, 2002 = (20.30%)(2)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

-------------------------------------------------------------------------- -------------------------------------------------------
                                                                                                               ANNUALIZED TOTAL
                                                                                                                 RETURN SINCE
                                                                                 1 YEAR           5 YEARS        INCEPTION(1)
-------------------------------------------------------------------------- -------------------------------------------------------

AFBA 5Star USA Global Fund Return(2)...................................           3.51%           (0.52%)            5.29%

-------------------------------------------------------------------------- -------------------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)...           4.83%            0.49%             6.22%


-------------------------------------------------------------------------- -------------------------------------------------------

(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) FOR THE PERIODS PRIOR TO THE FEBRUARY 17, 2004 INCEPTION DATE OF CLASS R SHARES, THE ANNUAL TOTAL RETURNS ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO REFLECT RULE 12B-1 AND SHAREHOLDER SERVICE FEES APPLICABLE TO CLASS R SHARES.

(3) THE S&P 500 INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
FEES AND EXPENSES
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of each AFBA 5Star Fund.

                                          AFBA          AFBA          AFBA          AFBA          AFBA          AFBA         AFBA
                                                                                                 5STAR
                                         5STAR         5STAR         5STAR                     SCIENCE &       5STAR         5STAR
                                        BALANCED     HIGH YIELD    LARGE CAP       5STAR       TECHNOLOGY    SMALL CAP    USA GLOBAL
                                          FUND          FUND          FUND      MID CAP FUND      FUND          FUND         FUND
------------------------------------- ------------- ------------- ------------- ------------- ------------- ------------------------
Shareholder Fees


(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price)...     NONE          NONE          NONE          NONE          NONE          NONE          NONE
   Maximum Deferred Sales Charge
     (Load)..........................     None          None          None          None          None          None          None
   Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends..    None          None          None          None          None          None          None
Redemption Fee (as a percentage of
amount redeemed for shares held
less than 60 days payable to the
Fund).................................  2.00%(1)       2.00%(1)      2.00%(1)      2.00%(1)      2.00%(1)      2.00%(1)     2.00%(1)
Exchange Fee.......................        None          None          None          None          None          None          None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

   Management Fees.................      0.80%         0.80%         0.80%         0.80%         0.80%         0.80%        0.80%
   Distribution (12b-1) Fees.......      0.35%         0.35%         0.35%         0.35%         0.35%         0.35%        0.35%
   Shareholder Service Fees........      0.15%         0.15%         0.15%         0.15%         0.15%         0.15%        0.15%

   OTHER EXPENSES(2)...............      0.65%         0.98%         1.44%         2.01%         4.14%         0.52%        0.87%

   Total Annual Fund Operating

     Expenses......................      1.95%         2.28%         2.74%         3.31%         5.44%         1.82%        2.17%

   Less Fee Reduction/Expense

     PAYMENTS3 ....................     (0.37%)       (0.70%)       (0.96%)       (1.53%)       (3.66%)       (0.04%)      (0.39%)

   Net Total Annual Fund Operating

     Expenses......................      1.58%         1.58%         1.78%         1.78%         1.78%         1.78%        1.78%

(1) The redemption fee is calculated as a percentage of the amount redeemed and may be charged when shares are sold or exchanged within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds. For more details, see the "How to Purchase, Redeem and Exchange Shares" section of this prospectus.

(2)  "Other Expenses" are estimated for the current fiscal year.

(3) The manager has entered into contractual agreements to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 and shareholder service fees) to 1.08% through July 31, 2007 with respect to the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund. In addition, the manager has contractually agreed to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 and shareholder service fees) to 1.28% through July 31, 2007 for the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Thereafter, the manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the manager may seek to recoup amounts it previously reduced or expenses that it paid. The manager will only seek to recoup such amounts if total annual fund operating expenses (excluding Rule 12b-1 and shareholder service fees) plus the amounts recouped do not exceed the expense limitation target. The manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

********************************************************************************
FEE EXAMPLES
--------------------------------------------------------------------------------
The following examples are intended to help you compare the cost of investing in each AFBA 5Star Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 YEAR(1)          3 YEARS(1)          5 YEARS(1)       10 YEARS(1)
                                                        --------------- --------------------- ----------------- -----------------

AFBA 5Star Balanced Fund                                   $161                 $576                $1,018           $2,245
AFBA 5Star High Yield Fund                                 $161                 $645                $1,156           $2,561
AFBA 5Star Large Cap Fund                                  $181                 $759                $1,364           $3,000
AFBA 5Star Mid Cap Fund                                    $181                 $876                $1,594           $3,500
AFBA 5Star Science & Technology Fund                       $181               $1,299                $2,407           $5,136
AFBA 5Star Small Cap Fund                                  $181                 $569                  $981           $2,134
AFBA 5Star USA Global Fund                                 $181                 $642                $1,129           $2,473

(1) PLEASE NOTE THAT THE MANAGER'S CONTRACTUAL FEE REDUCTION THROUGH JULY 31, 2007 IS REFLECTED IN THE CALCULATION OF THE EXPENSES IN THE 1-YEAR EXAMPLE AND THE FIRST YEAR OF THE 3, 5 AND 10-YEAR EXAMPLES.

The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.

PORTFOLIO HOLDINGS

                                        A description of the Funds' policies and procedures regarding disclosure of portfolio holdings can be found in the Funds' Statement of Additional Information, which can be obtained free of charge by contacting the Funds' transfer agent at (888) 578-2733, and on the Funds' website at www.afba.com.

********************************************************************************
MANAGER AND SUB-ADVISER
--------------------------------------------------------------------------------

                                        AFBA 5Star Investment Management Company
                                        (the "Manager"), a corporation organized under the laws of the Commonwealth of Virginia, acts as the Funds' investment and business manager and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to the current Management Agreement for each of the Funds, the Manager is responsible for providing or obtaining investment management and related administrative services for the Funds. The sole business of the Manager is the management of the Funds, which as of June 30, 2006 had approximately $411 million in total assets. The Manager is a wholly owned subsidiary of 5Star

                                        Financial LLC and, ultimately, a wholly
                                        owned subsidiary of Armed Forces Benefit
                                        Association ("AFBA"), which was
                                        organized in 1947 to provide low-cost
                                        life insurance for military families. As
                                        AFBA's eligibility criteria have
                                        expanded over the years, so have its
                                        services, which now include banking
                                        products, mutual funds, health insurance and financial services. General Ralph E. Eberhart, USAF (Ret.), serves as the Chairman of the Manager's Board of Directors, as well as Chairman of the Board of Directors of the Company.

                                        The Manager employs at its own expense
                                        Kornitzer Capital Management, Inc.
                                        ("KCM") as sub-adviser to manage the
                                        assets of the Funds on a day-to-day
                                        basis. KCM is an independent investment
                                        advisory firm founded in 1989 that
                                        serves a broad variety of individual,
                                        corporate and other institutional
                                        clients.

                                        A discussion regarding the basis for the Board's approval of the Funds' advisory agreement and sub-advisory agreement is available in the Funds' annual report to shareholders for the period ended March 31, 2006.

                                        The AFBA 5Star Funds are managed by a
                                        team of eight portfolio managers
                                        supported by an experienced investment
                                        analysis and research staff. The
                                        portfolio managers are responsible for
                                        the day-to-day management of their
                                        respective Funds as indicated below.

                                        JOHN KORNITZER. Mr. Kornitzer is the
                                        president and chief investment officer
                                        of KCM, and has over 36 years of
                                        investment experience. He served as
                                        investment manager at several Fortune
                                        500 companies prior to founding KCM in
                                        1989. Mr. Kornitzer received his degree
                                        in Business Administration from St.
                                        Francis College in Pennsylvania. Mr.
                                        Kornitzer is the lead portfolio manager
                                        of the AFBA 5Star Balanced Fund.

                                        KENT GASAWAY. Mr. Gasaway joined KCM in
                                        1991 and is a Chartered Financial
                                        Analyst with more than 23 years of
                                        research and management experience.
                                        Previously, Mr. Gasaway spent 10 years
                                        with Waddell & Reed Mutual Funds Group.
                                        He holds a B.S. degree in Business
                                        Administration from Kansas State
                                        University. Mr. Gasaway serves as lead
                                        portfolio manager of the AFBA 5Star High
                                        Yield Fund. He also serves as co-lead
                                        portfolio manager of the AFBA 5Star
                                        Large Cap, AFBA 5Star Mid Cap, AFBA
                                        5Star Science & Technology, AFBA 5Star
                                        Small Cap, and AFBA 5Star USA Global
                                        Funds.

                                        BOB MALE. Mr. Male is a Chartered
                                        Financial Analyst and has more than 18
                                        years of investment research experience.
                                        Prior to joining KCM in 1997, he was a
                                        senior equity securities analyst with
                                        the USAA Investment Management Company.
                                        mutual fund group in San Antonio, Texas.
                                        He holds a B.S. in Business
                                        Administration from the University of
                                        Kansas and an MBA from Southern
                                        Methodist University. Mr. Male serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Small Cap, AFBA 5Star Science & Technology and AFBA 5Star USA Global Funds.

                                        GRANT P. SARRIS. Mr. Sarris joined KCM
                                        in 2003 and has more than 14 years of
                                        investment research experience. He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota. Prior to joining KCM, he was with Waddell & Reed in Overland Park, Kansas for 12 years. He served as both a Senior Vice President and as a portfolio manager from 2002 to 2003 and portfolio manager from 1997 to 2002. Mr. Sarris serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Small Cap, AFBA 5Star Science & Technology and AFBA 5Star USA Global Funds.

                                        WILLIAM KORNITZER. Mr. Kornitzer worked
                                        for KCM as a research analyst from 1997
                                        to 2000 and recently rejoined the firm
                                        in 2004 as a senior vice president and
                                        co-portfolio manager of the AFBA 5Star
                                        Large Cap and AFBA 5Star USA Global
                                        Funds. He was previously an executive
                                        director and portfolio manager at USAA
                                        Investment Management Company from 2000
                                        to 2004. Mr. Kornitzer received his B.S.
                                        degree in Finance from Virginia Tech and his MBA degree from Drexel University. Additionally, Mr. Kornitzer is a Chartered Financial Analyst and has over 14 years of investment experience.

                                        ELIZABETH JONES. Ms. Jones jointed KCM
                                        in 2003. She was previously a research
                                        analyst with Bank of America Capital
                                        Management from 2002 to 2003. Ms. Jones
                                        received her B.S. degree from Georgetown
                                        University, an M.D. from Vanderbilt
                                        University, and an MBA degree from
                                        Arizona State University. She was a
                                        practicing M.D. for over eight years.
                                        Ms. Jones serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. She has 3 years of investment experience and 11 years of healthcare industry experience.

                                        DAVE CARLSEN. Mr. Carlsen joined KCM in
                                        2004 and is a Chartered Financial
                                        Analyst. Mr. Carlsen was formerly a
                                        senior equity research analyst for
                                        technology at Strong Capital Management,
                                        Inc. from 2000 to 2004 and also worked
                                        for Northern Capital Management Inc.
                                        from 1992 to 2000. He received a B.S.
                                        degree in finance and investments from
                                        the University of Wisconsin. Mr. Carlsen serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. Mr. Carlsen has over 14 years of investment experience.

                                        CLAY BRETHOUR. Mr. Brethour joined KCM
                                        in 2000. He previously was an equity
                                        research analyst with Security
                                        Management Group and Dain Rauscher
                                        Wessels. Mr. Brethour holds a B.S.
                                        degree in Business-Finance from Kansas
                                        State University. Mr. Brethour serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. He has over 14 years of investment experience.

                                        Messrs. Gasaway, Male and Sarris each
                                        have an equal role in managing the Funds for which they serve as co-lead portfolio managers. Messrs. William Kornitzer, Carlsen, Brethour and Ms. Jones each have an equal role as co-portfolio managers and research analysts for the Funds they manage.

                                        For its services, each Fund pays the
                                        Manager a fee at the annual rate of
                                        0.80% of the Fund's average daily net
                                        assets. The Manager has entered into
                                        contractual arrangements to limit fees
                                        and/or pay expenses to the extent
                                        necessary to limit Total Annual Fund
                                        Operating Expenses of Class R Shares to
                                        1.08% of average annual net assets,
                                        exclusive of Rule 12b-1 and shareholder
                                        service fees, through July 31, 2007,
                                        with respect to the AFBA5Star Balanced
                                        Fund and AFBA 5Star High Yield Fund. In
                                        addition, the Manager has contractually
                                        agreed to limit fees and/or pay expenses necessary to limit Total Annual Fund Operating Expenses of Class R Shares to 1.28% of average annual net assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2007, with respect to the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Thereafter, the Manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if Total Annual Fund Operating Expenses plus the amounts recouped do not exceed the expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.


                                        The Funds' Statement of Additional
                                        Information provides additional
                                        information about the portfolio
                                        managers' compensation, other accounts
                                        they manage and their ownership of
                                        shares of the Funds.

                                        AFBA 5Star Investment Management Company is located at 909 N. Washington Street, Alexandria, VA 22314. KCM is located at 5420 W. 61st Place, Shawnee Mission, KS 66205.

********************************************************************************
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each Fund's financial performance since the inception of Class R Shares. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements, which have been audited by PricewaterhouseCoopers LLP and are included in the annual report, which is available, without charge, upon request.

********************************************************************************
AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED       YEAR ENDED       FOR THE PERIOD ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                   MARCH 31,        MARCH 31,             MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2006 (A)           2005                 2004***

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period......................................      $ 12.08          $ 11.25              $ 11.36
                                                                                -------          -------              -------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income................................................         0.32             0.33                 0.05
     Net gain (loss) on securities
         (both realized and unrealized)...................................         0.86             0.84                (0.11)
                                                                                -------          -------              -------
   Total from investment operations.......................................         1.18             1.17                (0.06)
                                                                                -------          -------              -------
   Less distributions:
     Dividends from net investment income.................................        (0.34)           (0.34)               (0.05)
                                                                                -------          -------              -------
   Total distributions....................................................        (0.34)           (0.34)               (0.05)
                                                                                -------          -------              -------
Net asset value, end of period............................................      $ 12.92          $ 12.08              $ 11.25
                                                                                =======          =======              =======

Total return*.............................................................         9.87%           10.49%               (0.57%)
                                                                                =======          =======              =======
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)...................................      $  0.02          $  0.01              $  0.01
Ratio of expenses to average net assets**.................................         1.58%            1.58%                1.58%
Ratio of net investment income to average net assets**....................         2.58%            2.96%                3.82%
Ratio of expenses to average net assets before contractual expense                 1.95%
   reimbursement and waivers**............................................                          2.09%                2.50%
Ratio of net investment income to average net assets before contractual            2.21%
   expense reimbursement and waivers**....................................                          2.45%                2.89%
Portfolio turnover rate...................................................           18%              27%                  43%

*      TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**     ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

***    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.
(A)    PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED       YEAR ENDED       FOR THE PERIOD ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                   MARCH 31,        MARCH 31,             MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2006 (A)           2005                 2004***

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........................................    $  8.99          $  9.09              $  9.06
                                                                                -------          -------              -------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income..................................................       0.39             0.24                 0.04
     Net gain (loss) on securities
         (both realized and unrealized).....................................       0.12            (0.06)                0.02
                                                                                -------          -------              -------
   Total from investment operations.........................................       0.51             0.18                 0.06
                                                                                -------          -------              -------
   Less distributions:
     Dividends from net investment income...................................      (0.40)           (0.24)               (0.03)
     Distributions from capital gains.......................................      (0.10)           (0.04)                  --
                                                                                -------          -------              -------
   Total distributions......................................................      (0.50)           (0.28)               (0.03)
                                                                                -------          -------              -------
Net asset value, end of period..............................................    $  9.00          $  8.99              $  9.09
                                                                                =======          =======              =======
Total return*...............................................................       5.89%            2.00%                0.65%
                                                                                =======          =======              =======
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions).....................................    $  0.01          $  0.01               $ 0.01
Ratio of expenses to average net assets**...................................       1.58%            1.58%                1.58%
Ratio of net investment income to average net assets**......................       4.45%            2.68%                3.41%
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers**..............................................       2.28%            2.61%                3.15%
Ratio of net investment income to average net assets before contractual
   expense reimbursement and waivers**......................................       3.75%            1.65%                1.85%
Portfolio turnover rate.....................................................         28%              47%                  44%



*      TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE
       FULL YEAR.

**     ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

***    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.
(A)    PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR LARGE CAP FUND


------------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED       YEAR ENDED       FOR THE PERIOD ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                   MARCH 31,        MARCH 31,             MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2006 (A)           2005                 2004***

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........................................    $ 12.41          $ 12.30              $ 12.72
                                                                                -------          -------              -------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income...................................                     (0.07)               (0.04)              --
     Net gain (loss) on securities
         (both realized and unrealized).....................................       1.19             0.15                (0.42)
                                                                                -------          -------              -------
   Total from investment operations.........................................       1.12             0.11                (0.42)
                                                                                -------          -------              -------
Net asset value, end of period..............................................    $ 13.53          $ 12.41              $ 12.30
                                                                                =======          =======              =======
Total return*...............................................................       9.03%           (0.90)%              (3.30%)
                                                                                =======          =======              =======
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions).....................................    $  0.01          $  0.01              $  0.01
Ratio of expenses to average net assets**...................................       1.78%            1.78%                1.61%
Ratio of net investment income to average net assets**......................      (0.57)%          (0.33%)              (0.28%)
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers** ............. ...............................       2.74%            3.88%                3.22%
Ratio of net investment income to average net assets before contractual
   expense reimbursement and waivers**......................................      (1.53)%          (2.43%)             (1.90%)
Portfolio turnover rate.....................................................         40%              24%                 45%

*      TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**     ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

***    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.
(A)    PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR MID CAP FUND


------------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED       YEAR ENDED       FOR THE PERIOD ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                   MARCH 31,        MARCH 31,             MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2006 (A)           2005                 2004***

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........................................    $ 12.81          $ 12.72              $ 12.30
                                                                                -------          -------              -------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss....................................................      (0.13)           (0.14)               (0.02)
     Net gain (loss) on securities (both realized and unrealized)                  3.16             0.37                 0.44
                                                                                -------          -------              -------
   Total from investment operations.........................................       3.03             0.23                 0.42

   Less Distributions:
     Distributions from capital gains.......................................      (0.03)           (0.14)                  --
                                                                                -------          -------              -------
   Total distributions......................................................      (0.03)           (0.14)                  --
                                                                                -------          -------              -------

Net asset value, end of period..............................................    $  15.81         $  12.81             $ 12.72
                                                                                -------          -------              -------
Total return*...............................................................      23.68%            1.77%                3.42%
                                                                                =======          =======              =======

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions).....................................    $  0.01          $  0.01              $  0.01
Ratio of expenses to average net assets**...................................       1.78%            1.78%                1.78%
Ratio of net investment income to average net assets**......................      (0.96%)          (1.15%)              (1.25%)
Ratio of expenses to average net assets before contractual expense reimbursement and waivers**
   ..........................................................                      3.31%            7.26%                8.07%
Ratio of net investment income to average net assets before contractual
   expense reimbursement and waivers**......................................      (2.49)%          (6.63%)              (7.54%)
Portfolio turnover rate.....................................................         19%              18%                  22%

*      TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**     ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

***    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.
(A)    PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR SCIENCE & TECHNOLOGY FUND


------------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED       YEAR ENDED       FOR THE PERIOD ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                   MARCH 31,        MARCH 31,             MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2006 (A)           2005                 2004***

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........................................    $ 11.58          $ 12.39             $  12.30
                                                                                -------          -------              -------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss....................................................      (0.15)           (0.14)               (0.02)
     Net gain (loss) on securities
         (both realized and unrealized)                                            3.18            (0.65)                0.11
                                                                                -------          -------              -------
   Total from investment operations.........................................       3.03            (0.79)                0.09
                                                                                -------          -------              -------
   Less Distributions:
     Distributions from capital gains.......................................      (0.53)           (0.02)                  --
                                                                                -------          -------              -------
   Total distributions......................................................      (0.53)           (0.02)                  --
                                                                                -------          -------              -------

Net asset value, end of period..............................................    $ 14.08          $ 11.58              $ 12.39
                                                                                =======          =======              =======
Total return*...............................................................      26.92%           (6.39%)               0.73%
                                                                                =======          =======              =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions).....................................    $  0.01          $  0.01              $  0.01
Ratio of expenses to average net assets**...................................       1.78%            1.78%                1.78%
Ratio of net investment income to average net assets**......................      (1.16%)          (1.14%)              (1.12%)
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers**..............................................       5.44%            9.56%                6.74%
Ratio of net investment income to average net assets before contractual
   expense reimbursement and waivers**......................................      (4.82%)          (8.92%)              (6.08%)
Portfolio turnover rate.....................................................         44%              48%                  44%


*      TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**     ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

***    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.
(A)    PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR SMALL CAP FUND


------------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED       YEAR ENDED       FOR THE PERIOD ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                   MARCH 31,        MARCH 31,             MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2006 (A)           2005                 2004***

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........................................    $  15.48         $ 15.06             $  14.68
                                                                                -------          -------              -------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss....................................................      (0.18)           (0.16)               (0.02)
     Net gain (loss) on securities (both realized and unrealized)...........       3.17             0.59                 0.40
                                                                                -------          -------              -------
   Total from investment operations.........................................       2.99             0.43                 0.38
                                                                                -------          -------              -------
   Less distributions:
     Distributions from capital gains.......................................      (0.10)           (0.01)                  --
                                                                                -------          -------              -------
   Total distributions                                                            (0.10)           (0.01)                  --
                                                                                -------          -------              -------
Net asset value, end of period..............................................    $ 18.37          $ 15.48             $  15.06
                                                                                =======          =======              =======
Total return*...............................................................      19.37%            2.85%                2.59%
                                                                                =======          =======              =======
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions).....................................    $  0.02          $  0.01              $  0.01
Ratio of expenses to average net assets**...................................       1.78%            1.78%                1.78%
Ratio of net investment income to average net assets**......................      (1.12)%          (1.06%)              (1.40%)
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers**..............................................       1.82%            2.10%                3.13%
Ratio of net investment income to average net assets before contractual
   expense reimbursement and waivers**......................................      (1.16)%          (1.38%)              (2.75%)
Portfolio turnover rate.....................................................         24%              26%                  23%

*      TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**     ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

***    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.
(A)    PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND


------------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED       YEAR ENDED       FOR THE PERIOD ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL STOCK                                   MARCH 31,        MARCH 31,             MARCH 31,
OUTSTANDING THROUGHOUT THE PERIOD                                             2006 (A)           2005                 2004***

-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........................................    $ 13.64          $ 13.93              $ 14.30
                                                                                -------          -------              -------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                                        (0.07)           (0.02)               (0.37)
     Net loss on securities (both realized and unrealized)..................       1.80            (0.27)                  --
   Total from investment operations.........................................       1.73            (0.29)               (0.37)
                                                                                -------          -------              -------
   Less distributions:
     Dividends from net investment income...................................         --               --                   --
                                                                                -------          -------              -------
   Total distributions......................................................         --               --                   --
                                                                                -------          -------              -------

Net asset value, end of period..............................................    $ 15.37          $ 13.64              $ 13.93
                                                                                =======          =======              =======
Total return*...............................................................      12.68%           (2.08%)              (2.59%)
                                                                                =======          =======              =======
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions).....................................    $  0.01          $  0.01              $  0.01
Ratio of expenses to average net assets**...................................       1.78%            1.78%                1.61%
Ratio of net investment income to average net assets**......................      (0.46%)          (0.12%)              (0.27%)
Ratio of expenses to average net assets before contractual expense
   reimbursement and waivers**..............................................       2.17%            2.65%                2.51%
Ratio of net investment income to average net assets before contractual
   expense reimbursement and waivers**......................................      (0.85%)          (0.99%)              (1.17%)
Portfolio turnover rate.....................................................         16%              37%                  23%

*      TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

**     ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

***    SALES OF CLASS R SHARES BEGAN FEBRUARY 17, 2004.
(A)    PER SHARE AMOUNT CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

********************************************************************************
HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES

--------------------------------------------------------------------------------

                                        ELIGIBLE INVESTORS
                                        Class R Shares of each Fund are
                                        generally available to certain
                                        tax-deferred retirement plans, including
                                        401(k) plans, employer sponsored 403(b)
                                        plans, 457 plans, profit sharing and
                                        money purchase pension plans, defined
                                        benefit plans and nonqualified deferred
                                        compensation plans, held in plan level
                                        or omnibus accounts. Class R Shares also are available to IRA rollovers from eligible retirement plans that offered one or more AFBA 5Star Funds Class R Shares as an investment option. Class R Shares generally are not available to retail non-retirement accounts,
                                        Traditional and Roth IRAs, Coverdell
                                        Education Savings Accounts, SEPs,
                                        SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

                                        Eligible retirement plans generally may
                                        open an account and purchase Class R
                                        Shares by contacting any investment
                                        professional authorized to sell the
                                        Funds' shares. Class R Shares may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or record keeper.

                                        You may withdraw from your account at
                                        any time. Please contact your plan
                                        administrator or record keeper in order
                                        to sell shares from your retirement
                                        plan. The proceeds from a redemption of
                                        a Fund generally will be sent to your
                                        plan administrator via check, wire, or
                                        ACH. Redemption proceeds sent via wire
                                        are subject to a $10 wire fee.
                                        Redemption proceeds sent via ACH are not subject to a fee, but proceeds may take 4 days to reach the account of your plan administrator.

                                        Class R Shares of each AFBA 5Star Fund
                                        shall be exchangeable only for Class R
                                        Shares of each other AFBA 5Star Fund
                                        that is available through your plan.
                                        Each exchange shall be made based upon
                                        the relative net asset values of the
                                        Class R Shares as set forth in the
                                        prospectus of the Funds. Before you
                                        request an exchange, consider each
                                        Fund's investment objective and policies as described in the current prospectus. Contact your plan administrator for a free copy. Some Funds may not be available in certain retirement plans.

                                        MINIMUM INVESTMENTS

                                        There is no minimum amount for initial
                                        investments or additional investments in
                                        Class R Shares.

********************************************************************************

INFORMATION FOR PLAN PARTICIPANTS
-------------------------------------------------------------------------------

                                        Participants in retirement plans
                                        generally must contact the plan's
                                        administrator to purchase, redeem or
                                        exchange shares. Shareholder services
                                        may only be available to plan
                                        participants through a plan
                                        administrator. Plans may require
                                        separate applications and their policies and procedures may be different than those described in this prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants' investments in the Funds.

                                        If the plan or a participant in the plan places an order through a plan administrator or broker-dealer properly authorized to accept orders as an agent of the Funds, the order may be processed at the net asset value per share next effective after receipt by that institution. If the after-hours trading authority of such agents is limited or restricted then the order may be processed at the net asset value per share next effective after receipt by the Fund.

********************************************************************************
INFORMATION FOR PLAN SPONSORS AND ADMINISTRATORS
--------------------------------------------------------------------------------

                                        OPENING AN ACCOUNT
                                        Eligible retirement plans generally may
                                        open an account and purchase Class R
                                        Shares by contacting any investment firm or plan administrator authorized to sell the Funds' shares. A retirement plan sponsor can obtain retirement plan applications from its investment firm or plan administrator or by calling the Funds at (800) 243-9865.

                                        If the retirement plan invests in Class
                                        R Shares of the Funds through other
                                        financial intermediaries, additional
                                        conditions may apply to an investment in the Funds, and the financial intermediary may charge a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Funds and their affiliates. In addition, the options and services available to a retirement plan may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

                                        ACCOUNT OPTIONS
                                        Use an account application to select
                                        options and privileges for accounts
                                        opened on behalf of the retirement plan.
                                        A retirement plan can change the
                                        selection of account options available
                                        to the plan and its participants at any
                                        time by sending a completed account
                                        options form to the Funds' transfer
                                        agent. Plan sponsors may be required to
                                        obtain a signature guarantee to make
                                        certain changes to an existing account.

                                        Contact the Funds at (800) 243-9865 for
                                        account applications and account options forms.


                                        Write or call the Funds' transfer agent
                                        for application assistance and other
                                        account information:

                                        AFBA 5Star Fund, Inc.
                                        c/o PFPC Inc.
                                        760 Moore Road
                                        King of Prussia, PA 19406

                                        HOW TO REDEEM SHARES
                                        Class R Shares will be redeemed at the
                                        net asset value per share next
                                        calculated after a Fund receives a
                                        request in good order. The Fund
                                        generally will send your redemption
                                        proceeds by check, bank wire or
                                        electronic funds transfer. If the plan
                                        recently purchased the shares being
                                        redeemed, the Fund may delay payment of
                                        the redemption proceeds until the check
                                        has cleared. This may take up to 15
                                        calendar days from the purchase date. If a signature guarantee is required, the plan must submit its request in writing.

                                        REDEMPTION FEE
                                        The Funds charge a redemption fee of 2%
                                        on proceeds from shares redeemed or
                                        exchanged within 60 days following their acquisition (either by purchase or exchange). The redemption fee will be calculated as a percentage of the net asset value of such shares at the time of redemption. This redemption fee is paid directly to the Fund from which shares are redeemed and exchanged. The redemption fee is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to allocate costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

                                        The 2% redemption fee will not be
                                        charged on the following transactions:

                                        o  Redemptions of shares resulting from
                                           the death or disability (as defined
                                           in the Internal Revenue Code) of the
                                           shareholder including a joint owner.

                                        o  Redemptions of shares in an account
                                           that has demonstrated a severe
                                           hardship, such as a medical
                                           emergency, as determined in the
                                           absolute discretion of the Adviser.

                                        o  Redemption of shares acquired through
                                           dividend reinvestment.

                                        o  Redemption of shares acquired through
                                           lump sum or other distributions from
                                           a qualified corporate or self-
                                           employed retirement plan following
                                           the retirement (or following
                                           attainment of age 59 1/2 in the
                                           case of a "key employee" of a "top
                                           heavy" plan), as described in the
                                           prospectus.

                                        o  Redemption of shares acquired through
                                           distributions from an individual
                                           retirement account (IRA) or Custodial
                                           Account under Section 403(b)(7) of
                                           the tax code, following attainment of
                                           age 591/2, as described in the
                                           prospectus.

                                        o  Redemption of shares under the Funds'
                                           systematic withdrawal plan, as well
                                           as shares redeemed as a result of
                                           required minimum distributions under
                                           certain employer-sponsored retirement
                                           plans or IRAs.


                                        Each Fund also has the discretion to
                                        waive the 2% redemption fee if the Fund
                                        is in jeopardy of failing the 90% income test or losing its regulated investment company (RIC) qualification for tax purposes. Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds' redemption fee (or process its exceptions) because of their inability for various reasons to assess the fee to underlying shareholders or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.


********************************************************************************
INFORMATION FOR IRA ROLLOVER ACCOUNTS
--------------------------------------------------------------------------------

                                        OPENING AN ACCOUNT
                                        IRA rollover accounts may be eligible to open an account and purchase Class R Shares by contacting any investment firm authorized to sell the Funds' shares. You can obtain an application from your investment firm or by calling the Funds at (800) 243-9865. You may also open your Class R Shares account by completing an account application and sending it to the Funds' transfer agent by mail.


                                        If a retirement plan invests in Class R
                                        Shares of the Funds through investment
                                        professionals or other financial
                                        intermediaries, additional conditions
                                        may apply, and the investment
                                        professional or financial intermediary
                                        may charge a transaction-based or other
                                        fee for their services. These conditions and fees are in addition to those imposed by the Funds and their affiliates. In addition, the options and services available to an IRA rollover account may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

                                        ACCOUNT OPTIONS
                                        Use your account application to select
                                        options and privileges for your account.
                                        You can change your selections at any
                                        time by sending a completed account
                                        options form. You may be required to
                                        obtain a signature guarantee to make
                                        certain changes to an existing account.


                                        Contact the Funds at (800) 243-9865 for
                                        account applications and account options forms.


                                        Write or call the Funds' transfer agent
                                        for application assistance and other
                                        account information:

                                        AFBA 5Star Fund, Inc.
                                        c/o PFPC Inc.
                                        760 Moore Road
                                        King of Prussia, PA 19406

                                        (888) 578-2733


                                        HOW TO PURCHASE SHARES
                                        You may purchase Fund shares from any
                                        investment firm that has a sales
                                        agreement with the Funds' distributor.
                                        If you are an eligible investor and do
                                        not have an investment firm, please call
                                        (800) 243-9865 for information on how to locate an investment professional in your area.


                                        The Funds may reject any order until
                                        they have confirmed the order in writing and received payment. Normally, your investment firm will send your purchase request to the Funds' transfer agent. Consult your investment professional for more information. Your investment firm may receive a commission from the Funds' distributor for your purchase of Fund shares.

                                        EXCHANGES
                                        Class R Shares of each Fund shall be
                                        exchangeable only for Class R Shares of
                                        each other Fund. Each exchange shall be
                                        made based upon the relative net asset
                                        values of the classes as set forth in
                                        the prospectus of the Funds. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares.

                                        Before you request an exchange, consider each Fund's investment objective and policies as described in the Fund's prospectus.

                                        You can exchange Fund shares by mailing
                                        or faxing a letter of instruction to the transfer agent. You can exchange Fund shares directly through the Fund only if your account is registered in your name. In a letter include:

                                        o  The name, social security number and
                                           signature of all registered owners;
                                        o  A signature guarantee for each
                                           registered owner if the amount of the
                                           exchange is more than $25,000;
                                        o  The name of the Fund out of which you
                                           are exchanging and the name of the
                                           Fund into which you are exchanging;
                                        o  The class of shares you are
                                           exchanging; and
                                        o  The dollar amount or number of shares
                                           you are exchanging.

                                        BY PHONE
                                        After you establish an eligible fund
                                        account, you can exchange Fund shares by phone if:

                                        o  You are exchanging into an existing
                                           account or using the exchange to
                                           establish a new account, provided the
                                           new account has a registration
                                           identical to the original account;
                                        o  The Fund into which you are
                                           exchanging offers the same class of
                                           shares; and
                                        o  You can provide the proper account
                                           identification information.

                                        HOW TO REDEEM SHARES
                                        Normally, your investment firm will send your request to redeem shares to the Funds' transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account. A redemption of shares held for less than 60 days may be subject to a redemption fee of 2.00%. For more details, see "How to Redeem Shares" section of this prospectus. The Funds' transfer agent will not process your request until it is received in good order. Include in your request your name, your social security number, the Fund's name, your Fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below.

                                        The Funds generally will send your
                                        redemption proceeds by check, bank wire
                                        or electronic funds transfer, usually
                                        within seven days. If you recently
                                        purchased the shares being redeemed, the Funds may delay payment of the redemption proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date. If a signature guarantee is required, you must submit your request in writing.

                                        Written redemption requests for $25,000
                                        or more require a medallion signature
                                        guarantee.

                                        You may receive your redemption
                                        proceeds:

                                        o  By check, provided the check is made
                                           payable exactly as your account is
                                           registered.

                                        o  By bank wire or by electronic funds
                                           transfer, provided the redemption
                                           proceeds are being sent to your bank
                                           address of record.

                                        You may have difficulty contacting the
                                        Funds by telephone during times of
                                        market volatility or disruption in
                                        telephone service. On New York Stock
                                        Exchange holidays or on days when the
                                        exchange closes early, the telephone
                                        center will adjust its hours
                                        accordingly. If you are unable to reach
                                        the Funds by telephone, you should
                                        communicate with the Funds in writing.
                                        Plan participants are not eligible for
                                        telephone transactions directly with the
                                        Funds.

                                        OTHER POLICIES

                                        The Funds reserve the right to:

                                        o  charge a fee for exchanges or to
                                           modify, limit or suspend the exchange
                                           privilege at any time without notice.
                                           The Funds will provide 60 days'
                                           notice of material amendments to or
                                           termination of the exchange
                                           privilege;
                                        o  revise, suspend, limit or terminate
                                           the account options or services
                                           available to shareholders at any
                                           time, except as required by the rules
                                           of the Securities and Exchange
                                           Commission;
                                        o  stop offering Class R Shares;
                                        o  suspend transactions in shares when
                                           trading on the New York Stock
                                           Exchange is closed or restricted,
                                           when the Securities and Exchange
                                           Commission determines an emergency or
                                           other circumstances exist that make
                                           it impracticable for the Funds to
                                           sell or value portfolio securities;
                                           and
                                        o  redeem in kind by delivering to you
                                           portfolio securities owned by a Fund
                                           rather than cash. Securities you
                                           receive this way may increase or
                                           decrease in value while you hold them
                                           and you may incur brokerage and
                                           transaction charges and tax liability
                                           when you convert the securities to
                                           cash.

                                        HOW TO CONTACT US

                                        BY PHONE
                                        For information or to request a
                                        telephone transaction between 9 a.m. and 7 p.m. (Eastern time) by speaking with a shareholder services representative call
                                        (888) 578-2733.


                                        BY MAIL
                                        Send your instructions to:
                                        AFBA 5Star Fund, Inc.
                                        c/o PFPC Inc.
                                        760 Moore Road
                                        King of Prussia, PA 19406

                                        BY WIRE
                                        PNC Bank
                                        Pittsburgh, PA
                                        ABA #031000053
                                        Account Number: 8606905871
                                        FCC: "Name of specific AFBA 5Star Fund"
                                        FBO: "Shareholder name and new account
                                              number"

********************************************************************************
HOW SHARE PRICE IS DETERMINED
--------------------------------------------------------------------------------

                                        Shares of each Fund are purchased or
                                        redeemed at the net asset value per
                                        share next calculated after your
                                        purchase order and payment or redemption order is received by the Fund.

                                        The net asset value is calculated by
                                        subtracting from each Fund's total
                                        assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern time) on days when the Funds are open for business (the same days that the New York Stock Exchange is open for trading). In calculating net asset value, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

                                        Equity securities owned by the Funds are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If the last sale price is unavailable, the security is valued at the mean between the last bid and asked prices. Debt securities held by a Fund for which market quotations are readily available are valued at the mean between the last bid and asked prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost.

                                        Under certain circumstances, a security
                                        or other asset may be valued at its fair value as determined in good faith by the Company's Valuation Committee under procedures adopted by the Company's Board of Directors. A Fund may use fair value pricing if trading in a security has been halted or suspended, a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Company calculates net asset value. Significant events most commonly occur with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain common stocks to reflect their fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.

********************************************************************************
DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

                                        So long as each Fund continues to
                                        qualify to be taxed as a regulated
                                        investment company, it generally will
                                        pay no federal income tax on the income
                                        and gains it distributes to you. The
                                        AFBA 5Star Balanced Fund pays
                                        distributions from net investment income quarterly, usually in April, June, September and December. The AFBA 5Star High Yield Fund pays distributions from net investment income monthly. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund pay distributions from net investment income semi-annually, usually in June and December. Distributions from net capital gains realized on the sale of securities will be declared by the AFBA 5Star Balanced Fund annually on or before December 31 and by the AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund semi-annually, usually in June and December. All dividends and capital gain distributions paid to retirement plan shareholders will automatically be reinvested. There are no fees or sales charges on reinvestments.

                                        The amount of any distribution will
                                        vary, and there is no guarantee a Fund
                                        will pay either an income dividend or a
                                        capital gain distribution. If you invest in a Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is known as "buying a dividend."

                                        TAX CONSIDERATIONS - Tax advantaged
                                        retirement plans generally do not pay
                                        tax on dividends or capital gain
                                        distributions from a Fund. Distributions to you from a retirement plan are generally taxable as ordinary income.

                                        If you are a taxable investor, Fund
                                        distributions generally are taxable to
                                        you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

                                        For federal income tax purposes, Fund
                                        distributions of short-term capital
                                        gains are taxable to you as ordinary
                                        income. Fund distributions of long-term
                                        capital gains are taxable to you as
                                        long-term capital gains no matter how
                                        long you have owned your shares. A
                                        portion of income dividends designated
                                        by certain Funds may be qualified
                                        dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

                                        If you do not provide a Fund with your
                                        proper taxpayer identification number
                                        and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the redemption of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.


                                        When you sell, redeem or exchange your
                                        shares in a Fund, you may realize a
                                        capital gain or loss. For tax purposes,
                                        an exchange of your Fund shares for
                                        shares of a different AFBA 5Star Fund is the same as a redemption.

                                        Fund distributions and gains from the
                                        sale, redemption or exchange of your
                                        Fund shares generally are subject to
                                        state and local taxes. Non-U.S.
                                        investors may be subject to U.S.
                                        withholding and estate tax, and are
                                        subject to special U.S. tax
                                        certification requirements. You should
                                        consult your tax advisor about the
                                        federal, state, local or foreign tax
                                        consequences of your investment in a
                                        Fund.


********************************************************************************
ADDITIONAL POLICIES ABOUT TRANSACTIONS
--------------------------------------------------------------------------------

                                        We cannot process transaction requests
                                        that are not completed properly as
                                        described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

                                        CUSTOMER IDENTIFICATION - The Funds seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

                                        PURCHASES - We may reject orders when
                                        not accompanied by payment or when in
                                        the best interest of the Funds and their shareholders.

                                        MARKET TIMERS AND FREQUENT TRADING -
                                        While the Funds provide shareholders
                                        with daily liquidity, the Funds are
                                        designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds, including but not limited to market timing. Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders. The Funds do not allow market timing and have policies and procedures to that end.

                                        Frequent purchases and redemptions of a
                                        Fund's shares may present certain risks
                                        for a Fund and its shareholders. These
                                        risks include, among other things,
                                        dilution in the value of Fund shares
                                        held by long-term shareholders,
                                        interference with the efficient
                                        management of a Fund's portfolio,
                                        negatively impairing a Fund's
                                        performance and increased brokerage and
                                        administrative costs for all
                                        shareholders, including long-term
                                        shareholders who do not generate these
                                        costs. A Fund may have difficulty
                                        implementing long-term investment
                                        strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Funds that invest in overseas securities markets or small cap securities are particularly vulnerable to market timers.

                                        The Funds' Board has adopted policies
                                        and procedures to prevent excessive
                                        short-term trading and market timing,
                                        under which the Funds will refuse to
                                        sell shares to market timers, and will
                                        take such other actions necessary to
                                        stop excessive or disruptive trading
                                        activities, including closing an account to new purchases believed to be held by or for a market timer. The Funds may refuse or cancel purchase orders (before the investor is priced into a Fund) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers. You will be considered a market timer if you have (i) requested a redemption of Fund shares within 60 days of an earlier purchase (or exchange) request, (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern.

                                        The Funds have implemented trade
                                        activity monitoring procedures to
                                        discourage and prevent market timing or
                                        excessive short-term trading in the
                                        Funds. For purposes of applying these
                                        procedures, the Funds may consider,
                                        among other things, an investor's
                                        trading history in the Funds, and
                                        accounts under common ownership,
                                        influence or control. Under these
                                        procedures, the Funds or their agents
                                        monitor selected trades and flows of
                                        money in and out of the Funds in an
                                        effort to detect excessive short-term
                                        trading activities, and for consistent
                                        enforcement of the policy. If, as a
                                        result of this monitoring, the Funds or
                                        their agents believe that a shareholder
                                        has engaged in excessive short-term
                                        trading, the Fund will refuse to process purchases or exchanges in the shareholder's account.

                                        For direct (networked) accounts where
                                        transaction information can readily be
                                        accessed, the Funds, the Manager or its
                                        agent will seek to use automated systems to monitor transaction activity. Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial Managers ("Intermediaries"), the ability to monitor trades from the underlying shareholders is severely limited. Intermediaries often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some Intermediaries may be unable, or unwilling, to abide by any Fund-imposed trading or exchange restrictions. The Funds, the Manager or their agents will seek to utilize web-based and other tools made available by such intermediaries to provide transparency to screen for excessive short-term trading.

                                        The Funds have implemented fair value
                                        pricing procedures designed to help
                                        ensure that the prices at which Fund
                                        shares are purchased and redeemed are
                                        fair, do not result in the dilution of
                                        shareholder interests or other harm to
                                        shareholders, and help to deter market
                                        timing activity. For more information on fair value pricing by the Funds, please see the section entitled "How Share Price is Determined."

                                        The Funds also charge a redemption fee
                                        of 2% on proceeds from shares redeemed
                                        or exchanged within 60 days following
                                        their acquisition (either by purchase or exchange) to discourage frequent trading. For more information on the Funds' redemption fee, please see the section entitled "How to Redeem Shares."

                                        Although the policy is designed to
                                        discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Manager and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

                                        The policy applies uniformly to all
                                        investors, except as described in the
                                        following circumstances: exemptions to
                                        the Funds' policy defining someone as a
                                        market timer may only be granted by the
                                        Funds' Chief Compliance Officer upon
                                        good reason and exigent circumstances as demonstrated by the individual; exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more; any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or the shareholders; any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Funds' Board at the next quarterly Board meeting.


                                        ANTI-MONEY LAUNDERING POLICY - In
                                        compliance with the USA PATRIOT Act of
                                        2001, please note that the Funds'
                                        transfer agent may verify certain
                                        information on your account application
                                        as part of the Funds' Anti-Money
                                        Laundering Compliance Program. As
                                        requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Funds do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received. Please contact the Funds' transfer agent at (888) 578-2733 if you need additional assistance when completing your application.

                                        SIGNATURE GUARANTEES - The Funds require a medallion signature guarantee on any redemption over $25,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). A notarized signature is not sufficient. Please call
                                        (888) 578-2733 for information on
                                        obtaining a signature guarantee.

********************************************************************************

DISTRIBUTION AND SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------

                                        [Inset column] Rule 12b-1 Fees: 12b-1
                                        fees, charged by some funds, are
                                        deducted from fund assets to pay for
                                        marketing and advertising expenses or,
                                        more commonly, to compensate sales
                                        professionals for selling fund shares.
                                        [End inset]

                                        The distributor, PFPC Distributors,
                                        Inc., manages the Funds' distribution
                                        efforts and enters into agreements with
                                        financial consultants to sell Fund
                                        shares. The Funds' Board of Directors
                                        has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Funds to pay distribution fees for the sale and distribution of its Class R Shares (the "Class R distribution Plan"). Under the Class R distribution plan, the Company shall pay to the Distributor or others a fee in the amount of 0.35% per annum of the average daily net assets of the Company attributable to each Fund's Class R Shares (or such lesser amount as may be established from time to time by a majority of the Board of Directors, including a majority of the non-interested Directors) for advertising, marketing and distributing of each Fund's Class R Shares. Such fee shall be payable at the direction of the Manager from the assets attributable to the Class R Shares of such Funds and shall be paid in monthly installments promptly after the last day of each calendar month. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                        The Board has also adopted a shareholder service plan for the Class R Shares pursuant to Rule 12b-1 authorizing the Funds to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding Class R Shares of the Funds a service fee not exceeding 0.15% of average daily net assets attributable to Class R Shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Funds.

                                        [begin callout] ADDITIONAL PAYMENTS TO
                                        DEALERS AND FINANCIAL INTERMEDIAIRIES:
                                        [end callout] In addition to the fees
                                        described above, the Manager also may
                                        make additional payments to dealers or
                                        financial intermediaries out of its own
                                        assets. These payments may be made for
                                        marketing, promotional or related
                                        expenses. In some circumstances, these
                                        types of payments may create an
                                        incentive for a dealer or a financial
                                        intermediary or its representatives to
                                        recommend or offer shares of the Funds
                                        to its customers. You should ask your
                                        dealer or financial intermediary for
                                        more details about any such payment it
                                        receives.

                                 PRIVACY POLICY
                                       of
                   5Star Financial LLC, 5Star Bank; 5Star Life
                    Insurance Company; AFBA 5Star Investment
                     Management Co.; AFBA 5Star Fund, Inc.;
                        AFBA Five Star Securities Company

We value you as a customer and take your personal privacy seriously. We believe that it is important to protect the confidentiality of your personal information (referred to in this policy as "information"). That's why we take every reasonable precaution to safeguard your information. Details of our approach to privacy and how we safeguard your information are set forth in the Privacy Policy that follows.

WHY WE COLLECT AND HOW WE USE INFORMATION

We collect information about you to help us service your financial needs, to provide you with quality products and services and to fulfill legal and regulatory requirements. We use this information for business purposes with respect to our insurance, banking and mutual fund business relationships involving you. These business purposes include evaluating a request for our products or services, processing benefits claims, administering our products or services, and processing transactions requested by you. It is also used to assure compliance with laws and regulations pertaining to our business. We may also use information to offer you other products or services we provide.

HOW WE COLLECT INFORMATION
We obtain most information directly from you. The information you give us when applying for our products or services generally provides the information we need and will vary depending on the product or service you have requested. However, if we need to verify information or need additional information, we may obtain it, as applicable from third parties such as consumer reporting agencies, physicians, hospitals and other medical personnel.

INFORMATION SHARING


Third-parties that help us conduct our business or perform services on our behalf as well as financial institutions with which we have joint marketing agreements may have access to your information. We may disclose information such as your name, address, social security number and account balances, if any to these associates. These associates are permitted to use this information only for the business purposes for which they were retained, or as required by law. We may also use your information within our affiliated companies to inform you about our innovative financial products and services. Other than this, we do not disclose any information about you, including phone numbers and email address to anyone except as permitted or required by law. If you prefer we not share your name with our affiliated companies, simply notify us in writing or call toll free at (800) 776-2322 and we will honor that request. If you have notified us before, you do not need to notify us again.


HOW WE PROTECT INFORMATION

We restrict access to your information to those associates who have a business need to know that information in order to provide products or services to you or to maintain your accounts. These associates are governed by a strict code of conduct and are required to maintain the confidentiality of customer information. We also maintain physical, electronic and procedural safeguards to protect your information.

REVIEWING YOUR INFORMATION


Keeping your information accurate and up-to-date is very important to us. You may obtain information we have about you (other than information relating to a claim or a criminal or legal proceeding) by writing to us and describing the information you would like. If you believe any of the information is incorrect you may advise us of any corrections you believe should be made. To obtain a report or if you have any questions about our Privacy Policy, please write to us at 5Star Enterprises, 909 North Washington Street, Alexandria, VA 22314 -Attention Compliance Department; or call us at (800) 776-2322; or visit our website at WWW.AFBA.COM



CHANGES TO OUR PRIVACY POLICY

Notice of our Privacy Policy will be provided to you annually, as long as you maintain an ongoing relationship with us. This policy may change from time to time, but you can always view our current policy on our website at WWW.AFBA.COM. Our policy applies to both current and former customers.

AFFILIATED COMPANIES


This notice describes the Privacy Policy of 5Star Financial LLC; 5Star Bank; 5Star Life Insurance Company; AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc. and AFBA Five Star Securities Company.

                       THIS IS NOT PART OF THE PROSPECTUS.

                             AFBA 5STAR FUND, INC.SM

                            AFBA 5STAR BALANCED FUND

                           AFBA 5STAR HIGH YIELD FUND

                            AFBA 5STAR LARGE CAP FUND

                             AFBA 5STAR MID CAP FUND

                      AFBA 5STAR SCIENCE & TECHNOLOGY FUND

                            AFBA 5STAR SMALL CAP FUND

                           AFBA 5STAR USA GLOBAL FUND

ADDITIONAL INFORMATION

A Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this Prospectus. This prospectus is also on the Funds' website, www.afba.com. The Funds' annual and semi-annual reports to shareholders contain additional information about each Fund's investments. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You can obtain free copies of annual and semi-annual reports and SAIs on the Funds' website at www.afba.com.

You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown below. You also may call the toll free number given below to request other information about the Funds and to make shareholder inquiries.

You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. You can obtain information about the Public Reference Room by calling the Commission at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV, or by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102.

AFBA
5STAR
FUND, INC.SM

AFBA 5STAR INVESTMENT MANAGEMENT COMPANY

909 N. Washington Street
Alexandria, Virginia 22314

(800) 243-9865

www.afba.com


Shareholder Inquiries (888) 578-2733                      INVESTMENT COMPANY ACT



                                                                     file number
                                                                        811-8035
AFBA-PROS-R-05

                             AFBA 5STAR FUND, INC.SM


                                 Consisting of:

                            AFBA 5STAR BALANCED FUND
                           AFBA 5STAR HIGH YIELD FUND
                            AFBA 5STAR LARGE CAP FUND
                             AFBA 5STAR MID CAP FUND
                      AFBA 5STAR SCIENCE & TECHNOLOGY FUND
                            AFBA 5STAR SMALL CAP FUND
                           AFBA 5STAR USA GLOBAL FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                               Dated July 31, 2006

         THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR CLASS A, B, AND C SHARES, THE PROSPECTUS FOR CLASS I SHARES AND THE PROSPECTUS FOR CLASS R SHARES EACH DATED JULY 31, 2006 (TOGETHER, THE "PROSPECTUSES"). THE AUDITED FINANCIAL STATEMENTS AND NOTES THERETO IN THE AFBA 5STAR FUND, INC. ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED MARCH 31, 2006 ARE INCORPORATED INTO THIS SAI BY REFERENCE. TO OBTAIN A FREE COPY OF A PROSPECTUS OR ANY ANNUAL OR SEMI-ANNUAL REPORT TO SHAREHOLDERS, PLEASE CALL THE COMPANY TOLL-FREE AT (800) 243-9865.

                                TABLE OF CONTENTS


                                                                                                       PAGE
                                                                                                       ----
Fund History.............................................................................................2
Information About the Funds' Investments and Risks.......................................................2
     Classification......................................................................................2
     Investment Strategies and Risks.....................................................................2
     Fundamental Investment Policies and Restrictions....................................................8
     Non-Fundamental Policies and Restrictions for the AFBA 5 Star MidCap Fund, AFBA 5Star
              Science &Technology Fund and AFBA 5Star Small Cap Fund....................................11
     Portfolio Turnover.................................................................................11
     Disclosure of Portfolio Holdings...................................................................11
Management of AFBA 5Star Fund, Inc......................................................................13
     Directors and Officers.............................................................................13
     Security and Other Interests ......................................................................16
     Compensation.......................................................................................17
     Code of Ethics.....................................................................................17
     Proxy Voting Policies and Procedures...............................................................18
Control Persons and Principal Holders of Securities.....................................................18
Investment Advisory and Other Services..................................................................28
     Manager and Sub-Adviser............................................................................28
     Portfolio Managers.................................................................................30
     Administration and Accounting Services.............................................................33
     Additional Service Providers.......................................................................34
Distribution of Shares and Rule 12b-1 Plan..............................................................34
     Shareholder Service Plan...........................................................................36
     Front-End Sales Charges ...........................................................................37
Brokerage Allocation and Other Practices................................................................38
Capital Stock and Other Securities......................................................................40
Purchasing and Selling Shares...........................................................................40
     Purchases..........................................................................................40
     Sales (Redemptions)................................................................................41
     Redemption Fee. ...................................................................................42
     Additional Purchase and Redemption Policies for Class A, Class B, Class C and Class I Shares.......43
     Information for Class R Shares.....................................................................43
     Additional Purchase and Redemption Policies for Class R Shares.....................................44
     Additional Information for all Classes.............................................................44
     How Share Price Is Determined......................................................................45
Distributions and Taxes.................................................................................45
Financial Statements....................................................................................48
Appendix-Description of Ratings........................................................................A-1

                                  FUND HISTORY


AFBA 5Star Fund, Inc. (the "Company") was organized as a Maryland corporation on January 9, 1997, and is currently operating seven separate investment portfolios: the AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund (each, a "Fund" and together the "Funds").

               INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

CLASSIFICATION. The Company is classified and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is classified as diversified under the 1940 Act. These classifications mean that the assets of the Funds are invested in a diversified portfolio of investments and the Funds operate as mutual funds, allowing shareholders to buy and sell shares at any time (as described in the Prospectuses).

INVESTMENT STRATEGIES AND RISKS. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Funds. Each Fund's investment objective is fundamental, which means it may only be changed if both the Board of Directors and shareholders approve the change. The policies of the AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund are also fundamental. The policies of the AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star Small Cap Fund, as described in the Prospectuses and this SAI, are non-fundamental and may be changed by the Board of Directors without shareholder approval.

AFBA 5STAR BALANCED FUND - seeks both long-term capital growth and high current income. Long-term capital growth is intended to be achieved primarily by the Fund's investment in domestic common stocks and secondarily by the Fund's investment in convertible debt securities and convertible preferred stocks. High current income is intended to be achieved by the Fund's investment in corporate bonds, government bonds, mortgage-backed securities, convertible debt securities, preferred stocks and convertible preferred stocks, with an emphasis on lower-rated bonds.


It is expected that the majority of common stocks in the Fund's portfolio will be those of companies with capitalizations in excess of $1.5 billion at the time of purchase. It is not the sub-adviser's intention to make wide use of Nasdaq-traded, smaller capitalization ("small cap") common stocks (capitalizations of less than $1.5 billion). The Fund may invest up to 75% of its assets in corporate bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Fund's sub-adviser expects that generally these securities may be rated below investment grade or its equivalent by the major credit rating agencies.


The Fund will not invest in securities that, at the time of initial investment, are rated less than B by Moody's Investors Service Inc. ("Moody's) or Standard & Poor's Corporation ("S&P"). Securities that are subsequently downgraded in quality below B may continue to be held by the Fund, and will be sold only at the sub-adviser's discretion. In addition, the credit quality of unrated securities purchased by the Fund must be, in the opinion of the Fund's sub-adviser, at least equivalent to a B rating by Moody's or S&P. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. (See "High Yielding Securities.")


AFBA 5STAR HIGH YIELD FUND - primarily seeks a high level of current income and secondarily, capital growth. The Fund invests, under normal circumstances, at least 80% of its net assets primarily in a diversified portfolio of high-yielding, higher risk debt securities. High current income is intended to be achieved by the Fund's investment in debt securities, without restriction, such as corporate bonds, government bonds, convertible debt securities and convertible preferred stocks. The Fund may not invest in foreign government bonds. Capital growth is intended to be achieved by the appreciation of debt and equity investments held by the Fund. It is expected that a minimum of 80% of the Fund's net assets will always be invested in debt securities and that a maximum of 10% of its net assets will be invested in equity securities, including common and preferred stocks.

The Fund may invest up to 100% of its assets in debt securities, including without limitation, corporate bonds, convertible debt securities and convertible preferred stocks. These securities may be rated below investment grade by the major rating agencies or, if unrated are, in the opinion of the sub-adviser, of similar quality. Securities rated Baa and below by Moody's or BBB and below by S&P are commonly known as "junk bonds" and are considered to be high risk (see "High Yielding Securities"). Yields on such bonds will fluctuate over time, and achievement of the Fund's investment objective may be more dependent on the Fund's own credit analysis than is the case for higher rated bonds. Up to 20% of the Fund's assets may be invested in debt securities which are rated less than B at the time of purchase or if unrated are, in the opinion of the sub-adviser, of similar quality. Securities rated B or higher at the time of purchase, which are subsequently downgraded, will not be subject to this limitation. The lowest rated security that may be held by the Fund is D, or that of defaulted securities. The Fund will not purchase obligations that are in default, but may hold portfolio securities that go into default subsequent to acquisition by the Fund.

The proportion of the Fund invested in each type of security is expected to change over time in accordance with the sub-adviser's interpretation of economic conditions and underlying security values. The Fund's flexible investment policy allows it to invest in securities with varying maturities; however, it is anticipated that the average maturity of securities acquired by the Fund will not exceed 15 years. The average maturity of the Fund will be generally ten years or less.

Sometimes the Fund's sub-adviser may believe that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions. To achieve a defensive posture, the sub-adviser may take any one or more of the following steps with respect to assets in the Fund's portfolio: (1) shortening the average maturity of the Fund's debt portfolio; (2) holding cash or cash equivalents; and (3) emphasizing high-grade debt securities. Use of a defensive posture by the Fund's sub-adviser may involve a reduction in the yield on the Fund's portfolio.


AFBA 5STAR LARGE CAP FUND - seeks long-term capital growth by investing primarily in common stocks. Realization of dividend income is a secondary consideration. The Fund will normally invest in a broad array of domestic common stocks, in terms of companies and industries. The Fund, under normal circumstances, invests at least 80% of its net assets in large capitalization or "large cap" companies. The Fund considers a company to be a large cap company if it has a market capitalization of $10 billion or greater at the time of purchase.

AFBA 5STAR MID CAP FUND - seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks and other equity securities (including convertibles and warrants) of mid capitalization or "mid cap" companies. The Fund considers a company to be a mid cap company if it has a market capitalization between $1.5 billion and $10 billion at the time of purchase. The Fund will normally invest in a broad array of securities, which are diversified in terms of companies and industries. Investments in common stocks in general are subject to market, economic and business risks that will cause their prices to fluctuate over time. Investment in mid cap company securities may involve greater price volatility than securities of larger, more established companies.

AFBA 5STAR SCIENCE & TECHNOLOGY FUND - seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in the domestic equity securities of companies expected to benefit from the development, advancement, and use of science and technology. The Fund's principal investment strategy is to select stocks that the Fund's sub-adviser believes have prospects for above average earnings growth based on intensive fundamental research. Holdings can range from a significant amount in small companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that the sub-adviser believes are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development. Some of the industries likely to be included in the Fund are: electronics (including hardware, software and components); communications; E-commerce; information; media; life sciences and healthcare; environmental services; chemicals and synthetic materials; and defense and aerospace.


AFBA 5STAR SMALL CAP FUND - seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies or "small cap" companies. The Fund considers a company to be a small cap company if it has a market capitalization of up to $2 billion at the time of purchase, or issuers whose individual market capitalization would place them, at the time of purchase, in the lowest 20% total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system. Based on current market conditions, the current target is issuers with individual market capitalizations of $2 billion or less. Equity securities include domestic common stocks, preferred stocks and securities convertible into common stock or preferred stock. The Fund will normally invest in a broad array of securities, diversified in terms of companies and industries.


AFBA 5STAR USA GLOBAL FUND - seeks capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from international operations; measured as of the preceding four completed quarters of business or the respective company's most recently completed fiscal year. The international operations of these U.S. based companies will provide investors with exposure to at least three foreign countries. The Fund will invest in common stocks considered by the sub-adviser to have above average potential for appreciation; income is a secondary consideration.


INVESTMENTS


ASSET-BACKED SECURITIES. The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, and other types of receivables or assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

CASH MANAGEMENT. For purposes including, but not limited to, meeting redemptions and unanticipated expenses, the Funds may invest a portion of their assets in cash or high-quality, short-term debt obligations readily changeable into cash. Such high-quality, short-term obligations include: money market securities, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. Investments in commercial paper are restricted to companies in the top two short-term rating categories by Moody's and S&P. In addition, the Funds may invest up to 100% of their respective assets in such securities for temporary, emergency purposes. The securities used for cash management can decrease in value. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines.


CONVERTIBLE SECURITIES. The AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star Small Cap Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as the sub-adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

COVERED CALL OPTIONS. Each Fund is authorized to write (i.e. sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities.

Up to 25% of a Fund's total assets may be subject to covered call options. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out a Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Upon the termination of a Fund's obligation under a covered call option other than through exercise of the option, the Fund will realize a short-term capital gain or loss. Any gain realized by a Fund from the exercise of an option will be short- or long-term depending on the period for which the stock was held. The writing of covered call options creates a straddle that is potentially subject to the straddle rules, which may override some of the foregoing rules and result in a deferral of some losses for tax purposes.

DEBT SECURITIES. In addition to investing for cash management purposes, the AFBA 5Star Mid Cap Fund may invest in debt securities on an intermittent basis and the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund invest in debt securities under normal conditions. A debt security represents a loan of money by the purchaser of the securities to the issuer. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. Bonds, notes, debentures and commercial paper are types of debt securities. Each of these differs in the length of the issuer's payment schedule, with commercial paper having the shortest payment schedule.


The yields and principal values of debt securities fluctuate. The market prices of debt securities usually vary depending on available yields. Generally, values of debt securities change inversely with interest rates. An increase in interest rates will generally reduce the value of debt securities and vice versa. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The ability of a Fund to achieve its investment objective(s) is also dependent on the continuing ability of issuers of debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The AFBA 5Star Mid Cap Fund may buy debt securities that are rated A or higher by Moody's or S&P; or unrated debt that is determined by the sub-adviser to be of comparable quality. The debt investments of the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund may invest in lower quality debt securities, which are described below in the section "High Yielding Securities."

EQUITY SECURITIES. Each of the Funds may invest in equity securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stocks are equity securities that often pay dividends at a specified rate and have a preference over common stocks in dividend payments and liquidation of assets. Preferred stockholders typically receive greater dividends, but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities.


HIGH YIELDING SECURITIES. The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund invest in high-yielding, higher-risk debt securities (so-called "junk bonds"). These lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to meet their principal and interest payment obligations, to reach projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in higher volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Therefore, past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a negative impact on the market for high-yielding/higher-risk bonds.


Credit quality of lower-rated securities can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield/high-risk security. For these reasons, it is the Funds' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the investment adviser's own independent and ongoing review of credit quality.

As a mutual fund investing in fixed income securities, each of the Funds is subject primarily to interest rate, income and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities. The Funds are also subject to income risk, which is the potential for a decline in the respective Fund's income due to falling market interest rates. In addition to interest rate and income risks, each Fund is subject to credit risk as defined above. The credit risk of a Fund depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).


ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include generally, among other things, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws. A Fund's illiquid investments may include privately placed securities that are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act").

The Funds may also, when consistent with their investment objectives and policies, purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the sub-adviser determines, under guidelines approved by the Board of Directors, that an adequate trading market exists. The practice of investing in Rule 144A securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.


INTERNATIONAL INVESTING. International investing allows a mutual fund the opportunity to avoid being exclusively tied to the performance of the U.S. economy and can expose a fund to growth in foreign and/or emerging markets. But international investing involves risks such as currency fluctuation and instability. None of the Funds intend to invest directly in foreign securities or foreign currencies.

The AFBA 5Star USA Global Fund gains international exposure, while attempting to limit its risks, by investing primarily in U.S. companies with substantial international operations. Although this investment style is not direct foreign investment, the U.S. companies in which this Fund normally invests will directly experience the risk of foreign operations in their day-to-day business. The AFBA 5Star Mid Cap, AFBA 5Star Science & Technology and AFBA 5Star Small Cap Funds may also invest in U.S. companies with substantial international operations to a more limited degree and, to the extent they do so, will be subject to the same risks.

All of the Funds (except the AFBA 5Star USA Global Fund) may gain international exposure through investing in American Depositary Receipts (ADRs) and securities of foreign companies that are traded on U.S. stock exchanges. ADRs, which are receipts typically issued by domestic banks or trust companies, are publicly traded in the United States and represent ownership in underlying foreign securities.

Up to 25% of the total assets of the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star Small Cap Fund may be invested in ADRs and securities of foreign companies that are traded on U.S. stock exchanges. However, under normal circumstances these Funds do not intend to invest the total authorized amount. The AFBA 5Star Science & Technology Fund does not intend to invest more than 5% in ADRs and securities of foreign companies that are traded on U.S. stock exchanges, nor do the Funds intend to invest directly in foreign securities or foreign currencies. Most ADRs are traded on a U.S. stock exchange and can be sponsored or unsponsored. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of such facility. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. Also, unsponsored ADRs tend to have a less liquid trading market than sponsored ADRs. ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currency. However, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADRs with respect to the U.S. dollar.

Investing in foreign companies, even indirectly through ADRs, may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets) different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.


LARGE CAP SECURITIES. Investment in large cap company securities involves certain risks because large cap companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund will primarily invest in the equity securities of large cap companies. The AFBA 5Star Balanced Fund and AFBA 5Star Mid Cap Fund may occasionally invest in equity securities of such large cap companies.

MID CAP SECURITIES. Generally, mid cap companies may have more potential for growth than large cap companies. Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if a Fund wants to sell a large quantity of a mid cap company's stock, it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time. The AFBA 5Star Mid Cap Fund will primarily invest in the equity securities of mid cap companies. The AFBA 5Star Balanced Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund, and AFBA 5Star USA Global Fund will occasionally invest in equity securities of such mid cap companies.

MONEY MARKET SECURITIES. Investments by the Funds in money market securities shall include government securities, commercial paper, bank certificates of deposit and repurchase agreements collateralized by government securities. Investment in commercial paper is restricted to companies in the top two rating categories of Moody's and S&P.

MORTGAGE-BACKED SECURITIES. The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund may invest in mortgage-backed securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial bankers, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

The market value of mortgage securities will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.


REPURCHASE AGREEMENTS. The Funds may invest in issues of the U. S. Treasury or a United States government agency in the form of repurchase agreements. A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements may be considered an acquisition of the underlying securities, provided the obligation of the seller to repurchase the securities from the Funds is "Collateralized Fully", as that term is defined under the 1940 Act.


The Funds will enter into repurchase agreements only with U. S. banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors of the Company. The term to maturity of a repurchase agreement normally will be no longer than a few days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 15% of the net assets of a Fund.


The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss when the securities are sold. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying securities. While the Funds' sub-adviser acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.


SMALL CAP SECURITIES. Investments in common stocks in general are subject to market, economic and business risks that will cause their prices to fluctuate over time. Small cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies, and therefore investments in small cap company securities may involve greater price volatility than investments in securities of larger, more established companies. The AFBA 5Star Small Cap Fund will primarily invest in the equity securities of such small cap companies. The AFBA 5Star Balanced Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star Science & Technology Fund may occasionally invest in equity securities of such small cap companies. Therefore investments in these Funds may be more suitable for long-term investors who can bear the risk of these fluctuations.


WARRANTS. The AFBA 5Star Mid Cap Fund and AFBA 5Star Science & Technology Fund may invest in warrants. Warrants are purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which security may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.


FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS. The following fundamental policies have been adopted by the Funds. These policies cannot be changed for a Fund without the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of a Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. In cases where the current legal or regulatory limitations are explained, such explanations are not part of the fundamental restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.

The AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund will not:

(1) purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holding of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2) engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities) or futures contracts;

(3) underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act);

(4) make loans to any of its officers, Directors or employees, or to its manager, general distributor or officers or Directors thereof;

(5) make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

(6) invest in companies for the purpose of exercising control of management;

(7) purchase securities on margin, or sell securities short, except that the Fund may write covered call options;

(8) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

(9) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, local governments, corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

(10) except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or Directors, its manager or underwriter, or their officers or Directors, or any organization in which such persons have a financial interest;

(11) borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1;

(12)     make itself or its assets liable for the indebtedness of others;

(13) invest in securities which are assessable or involve unlimited liability;

(14) purchase any securities which would cause 25% or more of the assets of the Fund at the time of purchase to be invested in any one industry. In applying this restriction, it is a matter of non-fundamental policy that investment in certain categories of companies will not be considered to be investments in a particular industry. For example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;
         (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry;
         (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; or

(15) issue senior securities, except as the 1940 Act or any rule thereunder may permit.


The AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star Small Cap Fund will not:

(1) borrow money or issue senior securities, except as the 1940 Act or any rule thereunder may permit. The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds and the information in the sentence may be changed without shareholder approval to reflect changes in the 1940 Act or any rule thereunder. A Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowing exceeds 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. The effect of this provision is to allow the Fund to borrow from banks or pledge its assets in amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing or pledging);

(2) underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein; or investing in securities that are secured by real estate or interests therein;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

(5) make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to brokers/dealers or institutional investors;

(6) change its classification from diversified as defined under the 1940 Act to non-diversified. Under the 1940 Act, diversified generally means that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities issued by investment companies, or purchase more than 10% of the voting securities of any one issuer; or

(7) make investments that will result in the concentration, as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry. The SEC staff currently takes the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the industry. This restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities. Concentration will be examined by looking at each company's particular niche and not its general industry. In particular, technology companies will be divided according to their products and services; for example, hardware, software, information services and outsourcing, telecommunications will each be a separate industry. Furthermore, financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; asset-backed securities will be classified according to the underlying assets securing such securities; and, utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

NON-FUNDAMENTAL POLICIES AND RESTRICTIONS FOR THE AFBA 5STAR MID CAP FUND, AFBA 5STAR SCIENCE & TECHNOLOGY FUND AND AFBA 5STAR SMALL CAP FUND

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, the AFBA 5Star Mid Cap, AFBA 5Star Science & Technology and AFBA 5Star Small Cap Funds are subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

(1) OTHER INVESTMENT COMPANIES. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by
         Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds. Under current legal and regulatory requirements, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of any investment company or invest more than 10% of its total assets in the securities of other investment companies.

(2) Each Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; and

(3) Each Fund may not borrow for the purpose of leveraging its investments. In this regard, a Fund will not purchase portfolio securities when borrowings exceed 5% of its total assets. Any borrowing, pledging or mortgaging of a Fund's assets will be limited to one-third of the Fund's assets.


PORTFOLIO TURNOVER. Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Sub-adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The portfolio turnover rates for the Funds as of the fiscal years ended March 31, 2005 and 2006 were as follows:

                                       FISCAL YEAR ENDED     FISCAL YEAR ENDED
NAME OF FUND                             MARCH 31, 2005        MARCH 31, 2006
------------                             --------------        --------------
AFBA 5Star Balanced Fund                      27%                   18%
AFBA 5Star High Yield Fund                    47%                   28%
AFBA 5Star Large Cap Fund                     24%                   40%
AFBA 5Star Mid Cap Fund                       18%                   19%
AFBA 5Star Science & Technology Fund          48%                   44%
AFBA 5Star Small Cap Fund                     26%                   24%
AFBA 5Star USA Global Fund                    37%                   16%

DISCLOSURE OF PORTFOLIO HOLDINGS. The Company discloses portfolio holdings information as required in its regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports on Form N-CSR and filings of Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company's Board has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund's portfolio securities. The policies relating to the disclosure of the Funds' portfolio securities are designed to protect shareholder interests allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure and the recipient is obligated to keep the information confidential and not to trade on the information provided.



The Company currently makes its portfolio holdings publicly available on its web site, http://www.afba.com, or on the SEC's website, http://www.sec.gov, as disclosed in the following table:


---------------------------------------- -------------------------------- --------------------------------------
INFORMATION POSTING                      FREQUENCY OF DISCLOSURE          DATE OF WEB POSTING
---------------------------------------- -------------------------------- --------------------------------------
Top 10 Portfolio Holdings                Quarterly                        45 calendar days after the end of
                                                                          each calendar quarter
---------------------------------------- -------------------------------- --------------------------------------


The scope of the information relating to the Funds' portfolio that is made available on the web site may change from time to time without notice. The Funds' adviser or its affiliates may include each Fund's portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

The Company may distribute or authorize the distribution of information about the Funds' portfolio holdings that is not publicly available for legitimate business purposes to its third-party service providers, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm; Stradley Ronon Stevens & Young LLP, legal counsel; and Printerlink, the Funds' financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

The Company may provide information regarding the Funds' portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the Chief Compliance Officer of the Fund determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved. Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Company may only receive portfolio holdings information that has otherwise been publicly disclosed. The Company is not compensated for disclosure of portfolio holdings. Non-public portfolio holdings of a Fund's entire portfolio will not be disclosed to members of the media under any circumstance.

Exceptions to, or waivers of, the Funds' policy on portfolio disclosures may only be made by the Funds' Chief Compliance Officer and must be disclosed to the Funds' Board of Directors at its next regularly scheduled quarterly meeting. The Company's Portfolio Holdings Disclosure Review Committee is responsible for reviewing any potential conflict of interest between the interests of the Funds' shareholders and a third party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination. The Board is responsible for reviewing the operation and effectiveness of the Funds' portfolio disclosure policy on an annual basis.

                       MANAGEMENT OF AFBA 5STAR FUND, INC.

DIRECTORS AND OFFICERS. The Funds are managed by AFBA 5Star Investment Management Company (the "Manager") subject to the supervision and control of the Board of Directors of the Company. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company. The following table lists the officers and Directors of the Company, their birth dates, position, term of office and principal occupation. The address of each person listed below is 909 North Washington Street, Alexandria, Virginia 22314.

                                                                                            NUMBER OF
                                                                                          FUNDS IN FUND        OTHER
                                 POSITION(S)    TERM OF OFFICE         PRINCIPAL             COMPLEX        TRUSTEESHIPS/
                               HELD WITH THE     AND LENGTH OF        OCCUPATION(S)        OVERSEEN BY      DIRECTORSHIPS
NAME, BIRTH DATE                   COMPANY        TIME SERVED      DURING PAST 5 YEARS      DIRECTOR      HELD BY DIRECTOR
----------------               -------------    --------------     -------------------    -------------   ----------------
INDEPENDENT DIRECTORS

GENERAL MONROE W. HATCH,          Director      Director since    Consultant to                 7         Trustee, ANSER
JR., USAF (RET.)                                January 1997.     Industry on National                    Corporation
 (11/20/33)                                     Shall serve as    Security, June                          (non-profit
                                                Director until    1990-present.                           research
                                                his                                                       institute);
                                                resignation, or                                           Trustee, Vaughn
                                                until                                                     College of
                                                terminated or                                             Aeronautics;
                                                until his                                                 Trustee, Flacon
                                                successor is                                              Foundation
                                                elected and                                               (private
                                                qualified.                                                non-profit
                                                                                                          scholarship
                                                                                                          foundation).

GENERAL LOUIS C. WAGNER,          Director      Director since    Private Consultant.           7         N/A
JR., USA (RET.)                                 January 1997.
(01/24/32)                                      Shall serve as
                                                Director until
                                                his resignation,
                                                or until terminated
                                                or until his
                                                successor is
                                                elected and
                                                qualified.

LIEUTENANT GENERAL JOHN S.        Director      Director since    Partner, IBM                  7         Director
FAIRFIELD, USAF (RET.)                          May 2002.         Business Consulting                     Skybuilt Power
(05/02/41)                                      Shall serve as    Services (Defense),                     (solar power
                                                Director until    July 2003-present;                      company) June
                                                his               Advisor, office of                      2003- present;
                                                resignation, or   the Secretary of                        Trustee,
                                                until             Defense, Logistics,                     Falcon
                                                terminated or     January 2004 to                         Foundation
                                                until his         2005.  Formerly,                        (private
                                                successor is      Vice-President,                         non-profit
                                                elected and       Business                                scholarship
                                                qualified.        Development, Federal                    foundation).
                                                                  Sector
                                                                  (computer
                                                                  sciences
                                                                  corporation),
                                                                  March
                                                                  2003-July
                                                                  2003.

BRIGADIER GENERAL HENRY J.        Director      Director since    Retired since 1997.           7                N/A
SECHLER, USAF (RET.)                            January 1997.     Formerly, Vice
(07/23/32)                                      Shall serve as    President, General
                                                Director until    Dynamics Corp.
                                                his               (defense contractor)
                                                resignation, or
                                                until
                                                terminated or
                                                until his
                                                successor is
                                                elected and
                                                qualified.



INTERESTED DIRECTORS

GENERAL RALPH E. EBERHART,      Chairman and    Chairman and      President, Armed               7         Advisory Board
USAF (RET.)*                      Director      Director since    Forces Benefit                           Member, ManTech
(12/26/46)                                      December 2004.    Association, December                    International
                                                Shall serve as    2004 - present;                          (government
                                                Chairman and      Director and                             technology
                                                Director, until   Chairman, 5Star Life                     contractor);
                                                his resignation   Insurance Company,                       Advisory Board
                                                or termination    December                                 Member, The
                                                or until his      2004-present;                            Spectrum Group
                                                successor is      Director and                             (consulting
                                                elected and       Chairman, 5Star Bank,                    services);
                                                qualified.        December                                 Advisory Board
                                                                  2004-present;                            Member, ICX
                                                                  Director and                             Technologies
                                                                  Chairman, AFBA 5Star                     (security
                                                                  Investment Management                    products);
                                                                  Company, December                        Director,
                                                                  2004-present;                            Standard Aero
                                                                  Manager, 5Star                           (service
                                                                  Financial, LLC                           provider to
                                                                  December                                 global
                                                                  2004-present; Former                     aerospace,
                                                                  Commander,                               defense and
                                                                  NORAD/USNORTHCOM                         energy
                                                                  (U.S. Air Force);                        industries);
                                                                  Former Commander                         Director,
                                                                  NORAD/USSPACE/AFSPACE                    ObjectVideo
                                                                  (U.S. Air Force).                        (surveillance
                                                                                                           products);
                                                                                                           Director,
                                                                                                           EIDPassport
                                                                                                           (security
                                                                                                           products);
                                                                                                           Director, TERMA
                                                                                                           North America,
                                                                                                           Inc. (high-tech
                                                                                                           solution
                                                                                                           applications).


JOHN C. KORNITZER*                Director      Director since    President, Kornitzer           7               N/A
(08/21/45)                                      January 1997.     Capital Management,
                                                Shall serve as    Inc. (sub-adviser to
                                                Director until    the Funds), 1997 -
                                                his               present; Formerly,
                                                resignation or    Vice President of
                                                termination or    Investments,
                                                until his         Employers Reinsurance
                                                successor is      Corp.
                                                elected and
                                                qualified.

OFFICER(S) WHO ARE NOT DIRECTORS

KIMBERLEY E. WOODING             Executive     Executive Vice     Executive Vice                N/A              N/A
(05/16/68)                     Vice President  President since    President, Chief
                                               February 2006.     Financial Officer and
                                               CFO since          Director, 5Star Life
                                               December 2000 -    Insurance Company;
                                               March 2006.        Executive Vice
                                               Treasurer since    President and
                                               November 1999 -    Formerly Chief
                                               March 2006.        Financial Officer,
                                               Shall serve as     AFBA 5Star Investment
                                               Executive Vice     Management Company;
                                               President until    Financial/
                                               her resignation    Operations Principal
                                               or termination     and Chief Financial
                                               or until her       Officer, AFBA 5Star
                                               successor is       Securities Company.
                                               elected and
                                               qualified.


ANDREW J. WELLE**                  Acting      Acting President   Vice President of             N/A              N/A
(10/28/66)                       President,    since April        AFBA 5Star Securities
                                Senior Vice    2006.  Vice        Company; Director for
                                 President     President since    Distribution, AFBA
                               and Secretary   December 2000      5Star Investment
                                               and Secretary      Management Company.
                                               since July 2003.
                                               Shall serve as
                                               Acting
                                               President, Vice
                                               President and
                                               Secretary at the
                                               pleasure of the
                                               Board or until
                                               his resignation
                                               or termination
                                               or until his
                                               successor is
                                               elected or
                                               qualified.

LORRAINE J. LENNON                  Vice       Vice President     Vice President of             N/A              N/A
(01/26/61)                       President     since December     Compliance, 5Star
                                 Compliance    2000. Shall        Life Insurance
                                               serve as           Company, AFBA 5Star
                                               Vice-President     Investment Management
                                               of Compliance at   Company and AFBA
                                               the pleasure of    5Star Securities
                                               the Board or       Company.
                                               until her
                                               resignation or
                                               termination or
                                               until her
                                               successor is
                                               elected and
                                               qualified.

JOHN R. MOORMAN                  Assistant     Assistant Vice     Assistant Vice                N/A              N/A
(02/26/70)                     Vice President  President since    President and
                                               December 2000.     National Sales
                                               Shall serve as     Director of AFBA
                                               Assistant          5Star Investment
                                               Vice-President     Management Company,
                                               at the pleasure    respectively.
                                               of the Board or    Formerly Regional
                                               until his          Director of AFBA
                                               resignation or     5Star Investment
                                               termination or     Management Company.
                                               until his
                                               successor is
                                               elected and
                                               qualified.


MICHAEL E. HOUCHINS                Chief       Chief Financial    Chief Financial               N/A              N/A
(07/30/69)                       Financial     Officer and        Officer and Treasurer
                                Officer and    Treasurer since    of AFBA 5Star
                                 Treasurer     February 2006.     Investment Management
                                               Shall serve as     Company.  Formerly
                                               Chief Financial    Controller and Vice
                                               Officer and        President of Finance
                                               Treasurer until    of 5Star Life
                                               his resignation    Insurance Co. and
                                               or termination     AFBA 5 Star
                                               or until his       Investment Management
                                               successor is       Company.
                                               elected and
                                               qualified.


SALVATORE FAIA, ESQ., CPA          Chief       Chief Compliance   President, Vigilant           N/A              N/A
(12/25/62)                       Compliance    Officer since      Compliance Services
                                  Officer      August 2004.       from 2004 to present;
                                               Shall service as   Senior Legal Counsel,
                                               Chief Compliance   PFPC Inc. from 2002
                                               Officer until      to 2004; Chief Legal
                                               his resignation,   Counsel, Corviant
                                               or until           Corporation
                                               terminated or      (Investment Adviser,
                                               until his          Broker/Dealer and
                                               successor is       Service Provider to
                                               elected and        Investment Advisers
                                               qualified.         and Separate Account
                                                                  Providers)
                                                                  from 2001 to
                                                                  2002; Partner,
                                                                  Pepper
                                                                  Hamilton LLP
                                                                  (law firm)
                                                                  from 1997 to
                                                                  2001.

* General Ralph E. Eberhart, USAF (Ret.) is considered an interested person of the Company under the federal securities laws due to his positions as an officer and/or chairman of AFBA 5Star Investment Management Company, the Manager of the Funds and other AFBA 5Star entities. John Kornitzer is considered an interested person due to his position as president and major shareholder of Kornitzer Capital Management, Inc., ("KCM"), sub-adviser to the Funds.
** Former President of the Company, John A. Johnson, retired from his position as Director and President in March, 2006. Since Mr. Johnson's retirement, Andrew J. Welle has been serving as Acting President.


The Board has an Audit Committee comprised of only the Independent Directors, Messrs. Hatch, Wagner, Fairfield and Sechler. The Audit Committee, established by the Board on October 28, 2003, has the responsibility to, among other things, recommend the selection of the Funds' Independent Registered Public Accounting Firm, confer with the Independent Registered Public Accounting Firm regarding the Funds' financial statements, the results of the audits and related matters, and perform such other tasks as the full Board deems necessary or appropriate. The Audit Committee met twice during the last fiscal year.


SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Director in each Fund of the Company and in all registered investment companies overseen by the Director within the Company's family of investment companies, as of December 31, 2005.

                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                                                           REGISTERED INVESTMENT
                                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF EQUITY SECURITIES          DIRECTOR WITHIN THE FAMILY
NAME OF DIRECTOR                                   IN EACH AFBA 5STAR FUND                OF INVESTMENT COMPANIES

INTERESTED DIRECTORS
General Ralph E. Eberhart              $10,001-$50,000 in Balanced Fund
                                       $10,001-$50,000 in Mid Cap Fund
                                       $10,001-$50,000 in Small Cap Fund
                                       $10,001-$50,000 in USA Global Fund                 $50,001-$100,000

John A. Johnson*                       Over $100,000 in Balanced Fund
                                       $50,000-$100,000 in High Yield Fund
                                       $50,000-$100,000 in Large Cap Fund
                                       Over $100,000 in Mid Cap Fund
                                       $50,000-$100,000 in Science & Technology Fund
                                       Over $100,000 in Small Cap Fund
                                       $50,000-$100,000 in USA Global Fund                Over $100,000

John C. Kornitzer                      $10,001-$50,000 in Balanced Fund
                                       $10,001-$50,000 in High Yield Fund
                                       $10,001-$50,000 in Large Cap Fund
                                       $10,001-$50,000 in USA Global Fund                 Over $100,000

INDEPENDENT DIRECTORS
General Monroe W. Hatch, Jr.           $10,001-$50,000 in Balanced Fund                   $10,001-$50,000

General Louis C. Wagner, Jr.           $1-$10,000 in Large Cap Fund
                                       $1-$10,000 in Science & Technology Fund
                                       $1-$10,000 in Small Cap Fund
                                       $1-$10,000 in USA Global Fund                      $10,001-$50,000

Lieutenant General John S. Fairfield   $10,001-$50,000 in Balanced Fund
                                       $10,001-$50,000 in Large Cap Fund
                                       $1-$10,000 in Mid Cap Fund
                                       $10,001-$50,000 in Science & Technology Fund       $10,001-$50,000

                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                                                           REGISTERED INVESTMENT
                                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF EQUITY SECURITIES          DIRECTOR WITHIN THE FAMILY
NAME OF DIRECTOR                                   IN EACH AFBA 5STAR FUND                OF INVESTMENT COMPANIES
Brigadier General Henry J. Sechler     $10,001-$50,000 in Balanced Fund
                                       $10,001-$50,000 in High Yield Fund
                                       $10,001-$50,000 in Large Cap Fund
                                       $10,001-$50,000 in Mid Cap Fund
                                       $10,001-$50,000 in Small Cap Fund
                                       $10,001-$50,000 in USA Global Fund                 Over $100,000

* Mr. Johnson retired from the Board of Directors as of March 31, 2006.

As of December 31, 2005, none of the Directors of the Company who are not "interested persons" as such term is defined in the 1940 Act (the "Independent Directors"), or their immediate family members owned beneficially or of record, an interest in the Company's manager or distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Manager or distributor.

COMPENSATION. Disinterested Directors are compensated and reimbursed by the Funds for their expenses arising out of normal duties and services. Director compensation for the fiscal year ended March 31, 2006, was as follows:

                                                         PENSION OR                              TOTAL COMPENSATION
                                   AGGREGATE        RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
      NAME OF PERSON           COMPENSATION FROM     ACCRUED AS PART OF      BENEFITS UPON       FUND COMPLEX PAID
       AND POSITION                 COMPANY           COMPANY EXPENSES         RETIREMENT           TO DIRECTOR
INTERESTED DIRECTORS
General Ralph E. Eberhart             $0                     $0                    $0                    $0


John A. Johnson*                      $0                     $0                    $0                    $0

John C. Kornitzer                     $0                     $0                    $0                    $0

INDEPENDENT DIRECTORS
General Monroe W. Hatch             $16,000                  $0                    $0                 $16,000

General Louis C. Wagner,
Jr.                                 $16,000                  $0                    $0                 $16,000

Lieutenant General John S.
Fairfield                           $16,000                  $0                    $0                 $16,000

Brigadier General Henry J.
Sechler                             $16,000                  $0                    $0                 $16,000

* Mr. Johnson retired from the Board of Directors as of March 31, 2006.


Directors Fairfield, Hatch, Sechler and Wagner have no financial interest in, nor are they affiliated with, the Manager, PFPC Distributors, Inc. or KCM.


CODE OF ETHICS. The Company, the Manager, the sub-adviser and the distributor have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by any Fund, subject to certain general restrictions and procedures. Each code of ethics contains provisions designed to substantially comply with the recommendations contained in the Investment Company Institute's 1994 Report of the Advisory Group on Personal Investing. The codes of ethics are on file with the SEC.

PROXY VOTING POLICIES AND PROCEDURES. The Funds delegate all proxy voting decisions regarding the Funds' securities to KCM, the Funds' sub-adviser. As a result, the Funds' Board of Directors has adopted the sub-adviser's proxy voting policies and procedures as the Funds' proxy voting policies and procedures (the "Policies and Procedures").

KCM's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under its investment sub-advisory agreement. KCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Fund assets in accordance with the Policies and Procedures. Examples of the types of corporate actions on which KCM votes proxies for company securities that the Funds hold may include, without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for the Funds, KCM's utmost concern is that all decisions be made solely in the best interests of the Funds. KCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.

KCM uses a proxy voting committee that makes all proxy decisions and is ultimately responsible for ensuring that all proxies received by KCM are voted in a timely manner and in a manner consistent with KCM's determination of the Funds' best interests.

Where a proxy proposal raises the possibility of a material conflict between KCM's interests and a Fund's interest, KCM will resolve such a conflict in the manner described below:

o VOTE IN ACCORDANCE WITH THE POLICIES AND PROCEDURES. To the extent that KCM HAS LITTLE OR NO DISCRETION to deviate from the Policies and Procedures with respect to the proposal in question, KCM shall vote in accordance with such pre-determined voting policy.

o OBTAIN CONSENT OF CLIENTS. To the extent that KCM HAS DISCRETION to deviate from the Policies and Procedures with respect to the proposal in question, its policy is to disclose the conflict to the Funds' Board of Directors and obtain its consent to the proposed vote prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of KCM's conflict such that the Board would be able to make an informed decision regarding the vote. If the Board does not respond to such a conflict disclosure request or denies the request, KCM will abstain from voting the securities.

KCM will generally vote against any management proposal that is not deemed to be in the shareholders' best interests. Proposals in this category would include issues regarding the issuer's board entrenchment, anti-takeover measures, providing cumulative voting rights and election of directors who sit on more than five boards.

Proxies will normally be voted with management on routine proposals that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders, such as election of the Independent Registered Public Accounting Firm, date and place of annual meeting and reasonable Employee Stock Purchase Plans. Some proxy decisions may be made on a case-by-case basis.


A COPY OF THE POLICIES AND PROCEDURES IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING (800) 243-9865.

AS OF AUGUST 31 EACH YEAR, A COPY OF EACH FUND'S PROXY VOTING RECORD FOR THE PREVIOUS TWELVE-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST, BY CALLING (800) 243-9865 OR VIA THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


CONTROL PERSONS. Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund may be presumed to "control" a Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund. As of July 6, 2006, Armed Forces Benefit Association (AFBA), 909 N. Washington Street, Alexandria, VA 22314 owned of record the following percentages of the outstanding shares of AFBA 5Star Balanced Fund, AFBA 5 Star High Yield Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global
Fund: 86.02%, 67.09%, 68.10%, 60.34%, 66.05%, 48,50% and 75.45%, respectively.
Accordingly, AFBA is deemed to control the Funds.

As of July 6, 2006, the following persons were the record owner or beneficial owner of 5% or more of the outstanding shares of Class A, Class B, Class C, Class I or Class R Shares of each Fund:

                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS
AFBA 5STAR BALANCED FUND (B SHARES)


Raymond James & Assoc. Inc.                                                       X                     12.02%
FBO Donn IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

NFS/FMTC IRA                                                                      X                     5.07%
FBO Kathleen A Berridge
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555




AFBA 5STAR BALANCED FUND (I SHARES)


Armed Forces Benefit Assoc.                               X                                             86.02%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR BALANCED FUND (R SHARES)


Matthew Steinberg, DDS FBO                                                        X                     54.10
Matthew Steinberg, DDS Inc. 401K
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA Investment Management Co.                            X                                             45.90%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR LARGE CAP FUND (A SHARES)


Ferris, Baker Watts, Inc.                                                         X                     11.79%
Joyce A. Catagnani
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555


                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

Great Plains Trust Co.                                                            X                     10.98%
FBO Paul and Maureen Evans
c/o AFBA Investment Management Co.
 909 N. Washington Street
Alexandria, VA  22314-1555

Raymond James & Assoc. Inc.                                                       X                     7.34%
FBO  Pollock IRA
880 Carillon Pkwy
St. Petersburg, FL 33716


AFBA 5STAR LARGE CAP FUND (B SHARES)


First Clearing, LLC                                                               X                     20.75%
Chris A. Thymides
Simple IRA
10700 Wheat First Drive
Glenn Allen, VA 23060

Raymond James & Assoc. Inc.                                                       X                     12.37%
FBO Harris IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

First Clearing, LLC                                                               X                     11.38%
Lynne W. Stalls
10700 Wheat First Drive
Glenn Allen, VA 23060

Ferris, Baker Watts, Inc.                                                         X                     6.43%
Alex J. Stanwick II REV TRUST
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     6.39%
Phillip L. Kuch
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     6.38%
Alex J. Stanwick SEP IRA
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS


Ferris, Baker Watts, Inc.                                                         X                     6.36%
Florence W. Saiger IRA
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     6.35%
Joel Jira IRA/RO
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     6.35%
FBO Luanne Paisley Beneficiary
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     6.27%
Rose Mary Burke/ IRA R/O
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR LARGE CAP FUND (C SHARES)


Raymond James & Assoc. Inc.                                                       X                     12.57%
FBO K's Advertising
880 Carillon Pkwy
St. Petersburg, FL 33716

PFPC Trust Co. R/O IRA                                                            X                     10.35%
Nanako Kamiya Hanafin
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555

Raymond James & Assoc. Inc.                                                       X                     7.89%
FBO Waller IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

First Clearing, LLC                                                               X                     7.10%
Larry D. Ricketts
FCC as Custodian
10700 Wheat First Drive
Glenn Allen, VA 23060


                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

Raymond James & Assoc. Inc.                                                       X                     6.88%
FBO Therival, LC
880 Carillon Pkwy
St. Petersburg, FL 33716


AFBA 5STAR LARGE CAP FUND (I SHARES)


Armed Forces Benefit Assoc.                               X                                             68.10%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA Investment Management Co.                            X                                             5.71%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR LARGE CAP FUND (R SHARES)


AFBA Investment Management Co.                            X                                            100.00%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR HIGH YIELD FUND (A SHARES)


Charles Schwab & Co Inc                                   X                                             19.55%
Special Custody Acct FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Raymond James & Assoc. Inc.                                                       X                     6.29%
FBO McNutt IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     5.56%
FBO Abdalla Sam
880 Carillon Pkwy
St. Petersburg, FL 33716

AFBA 5STAR HIGH YIELD FUND (C SHARES)

Raymond James & Assoc. Inc.                                                       X                     6.98%
FBO Moore, SJ
880 Carillon Pkwy
St. Petersburg, FL 33716


AFBA 5STAR HIGH YIELD FUND (I SHARES)


Armed Forces Benefit Assoc.                               X                                             67.09%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555


                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

AFBA Investment Management Co.                            X                                             9.76%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

3 PIMS/Prudential Retirement                                                       X                    5.84%
As Nominee for the TTEE/CUST PL 763
Armed Forces Benefit Assoc.
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR HIGH YIELD FUND (R SHARES)

AFBA Investment Management Co.                            X                                            100.00%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR MID CAP FUND (B SHARES)


First Clearing, LLC                                                               X                     13.67%
Benjamin L. Byerly & Christi A. Byerly JT
WROS
10700 Wheat First Drive
Glenn Allen, VA 23060

First Clearing, LLC                                                               X                     10.61%
Mark B. Diberardinis
FCC as Custodian
10700 Wheat First Drive
Glenn Allen, VA 23060

First Clearing, LLC                                                               X                     7.12%
Timothy J. Ehrsam
10700 Wheat First Drive
Glenn Allen, VA 23060


AFBA 5STAR MID CAP FUND (I SHARES)


Armed Forces Benefit Assoc.                               X                                             60.34%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

3 PIMS/Prudential Retirement                                                       X                    27.17%
As Nominee for the TTEE/CUST PL 763
Armed Forces Benefit Assoc.
909 N. Washington Street
Alexandria, VA  22314-1555

                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS
AFBA 5STAR MID CAP FUND (R SHARES)


AFBA Investment Management Co.                            X                                             96.94%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555




AFBA 5STAR SCIENCE & TECHNOLOGY FUND (B
SHARES)


Raymond James & Assoc. Inc.                                                       X                     13.67%
FBO Coleman Anthony
880 Carillon Pkwy
St. Petersburg, FL 33716

First Clearing, LLC                                                               X                     8.85%
Robert D. Johnston IRA
FCC as Custodian
10700 Wheat First Drive
Glenn Allen, VA 23060

Ferris, Baker Watts, Inc.                                                         X                     6.41%
FBO David Paisley Beneficiary
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     6.27%
Luanne E. Paisley
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     5.34%
Shirley E. Dickerson Roth IRA
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     5.34%
Daniel Lombardy IRA R/O
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR SCIENCE & TECHNOLOGY FUND (I
SHARES)


Armed Forces Benefit Assoc.                               X                                             66.05%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

3 PIMS/Prudential Retirement                                                      X                     21.04%
As Nominee for the TTEE/CUST PL 763
Armed Forces Benefit Assoc.
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR SCIENCE & TECHNOLOGY FUND (R
SHARES)


AFBA Investment Management Co.                            X                                             83.24%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

PFPC Trust Company 5 Star IRA                                                     X                     16.76%
FBO James R. Clark
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555

AFBA 5STAR SMALL CAP FUND (A SHARES)

Charles Schwab & Co                                       X                                             41.32%
Special Custody Account FBO Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104

Prudential Investment Management Service                  X                                              8.46
FBO Mutual Fund Clients
3 Gateway Center Fl 11
Mail stop: NJ 05-11-20
Newark, NJ 07102


AFBA 5STAR SMALL CAP FUND (I SHARES)


Armed Forces Benefit Assoc.                               X                                             48.51%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

3 PIMS/Prudential Retirement                                                      X                     20.01%
As Nominee for the TTEE/CUST PL 763
Armed Forces Benefit Assoc.
909 N. Washington Street
Alexandria, VA  22314-1555

                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

SEI Private Trust Company                                 X                                             5.36%
c/o Sun Trust Bank
1 Freedom Valley Drive
Oaks, PA 19456


AFBA 5STAR SMALL CAP FUND (R SHARES)


AFBA Investment Management Co.                            X                                             66.81%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

NFS LLC FEBO                                                                      X                     31.37%
Woodland Property Partners, INC.
James M. Marshall
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555


AFBA 5STAR USA GLOBAL FUND (A SHARES)


Raymond James & Assoc. Inc.                                                       X                     11.65%
FBO Woicke Hans
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     9.42%
FBO Abdalla Sam
880 Carillon Pkwy
St. Petersburg, FL 33716

First Clearing, LLC                                                               X                     5.26%
Thomas E. Greenman Jr.
FCC as Custodian
10700 Wheat First Drive
Glenn Allen, VA 23060


AFBA 5STAR USA GLOBAL FUND (B SHARES)


First Clearing, LLC                                                               X                     51.37%
Sondra H. Block IRA
10700 Wheat First Drive
Glenn Allen, VA 23060

Raymond James & Assoc. Inc.                                                       X                     20.10%
FBO Lapera IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

Raymond James & Assoc. Inc.                                                       X                     10.54%
FBO Sibley IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     9.95%
FBO Rapp Bonita
880 Carillon Pkwy
St. Petersburg, FL 33716

First Clearing, LLC                                                               X                     6.76%
James H. Peyatt R/O IRA
FCC as Custodian
10700 Wheat First Drive
Glenn Allen, VA 23060


AFBA 5STAR USA GLOBAL FUND (C SHARES)


Raymond James & Assoc. Inc.                                                       X                     6.80%
FBO Greenblatt IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     5.73%
FBO Adler Charles
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     5.28%
FBO Roach IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     5.15%
FBO Reece IRA
880 Carillon Pkwy
St. Petersburg, FL 33716


AFBA 5STAR USA GLOBAL FUND (I SHARES)


Armed Forces Benefit Assoc.                               X                                             75.45%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS
AFBA 5STAR USA GLOBAL FUND (R SHARES)

AFBA Investment Management Co.                            X                                            100.00%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555


MANAGEMENT OWNERSHIP. As of July 6, 2006, the officers and Directors as a group owned less than 1% of the outstanding shares of each class of each of the AFBA 5Star Funds, except Class I shares of the AFBA 5Star Mid Cap Fund. The officers and Directors as a group owned approximately 1% of the outstanding shares of Class I of the AFBA 5Star Mid Cap Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES


MANAGER AND SUB-ADVISER. AFBA 5Star Investment Management Company acts as Manager of the Funds and is a registered investment adviser under the Investment Advisers Act of 1940. The Manager is a wholly owned subsidiary of 5Star Financial LLC and, ultimately, a wholly owned subsidiary of the Armed Forces Benefit Association ("AFBA"), which was organized in 1947 to provide low-cost life insurance for military families. The Manager organized the Company in 1997 and employs at its own expense Kornitzer Capital Management, Inc. to serve as the sub-adviser to the Funds.


For its services as Manager, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's average daily net assets. The Manager has entered into contractual arrangements to reduce fees and/or pay expenses to the extent necessary to limit Total Annual Fund Operating Expenses to 1.08% exclusive of Rule 12b-1 and shareholder service fees through July 31, 2006 with respect to the AFBA 5Star Balanced and AFBA 5Star High Yield Funds. In addition, the Manager has entered into contractual arrangements to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses exclusive of Rule 12b-1 and shareholder service fees through July 31, 2006 to 1.28%, with respect to the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science and Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Thereafter, the Manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if total annual fund operating expenses plus the amounts recouped do not exceed the expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.


For the past three fiscal years, the Funds paid the Manager the following amounts:

                                                 FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
NAME OF FUND                                       MARCH 31, 2004           MARCH 31, 2005          MARCH 31, 2006
------------                                       --------------           --------------          --------------
AFBA 5Star Balanced Fund
    Advisory Fees Paid                                 $320,266                 $429,338                $552,918
    Fees Reduced/Expenses Reimbursed                  ($292,862)               ($233,272)              ($178,367)
    Net Fees                                            $27,404                 $196,066                $374,551

AFBA 5Star High Yield Fund
    Advisory Fees Paid                                 $214,328                 $360,009                $292,733
    Fees Reduced/Expenses Reimbursed                  ($311,068)               ($251,232)              ($189,800)
    Net Fees                                           ($96,740)                $108,777                $102,933

AFBA 5Star Large Cap Fund
    Advisory Fees Paid                                 $159,087                 $170,913                $172,846
    Fees Reduced/Expenses Reimbursed                  ($274,033)               ($181,322)              ($124,760)
    Net Fees                                          ($114,946)                ($10,409)                $48,086

AFBA 5Star Mid Cap Fund
    Advisory Fees Paid                                  $18,868                  $53,251                $132,040
    Fees Reduced/Expenses Reimbursed                  ($178,535)               ($189,422)              ($146,859)
    Net Fees                                          ($159,667)               ($136,171)               ($14,819)


                                                 FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
NAME OF FUND                                       MARCH 31, 2004           MARCH 31, 2005          MARCH 31, 2006
------------                                       --------------           --------------          --------------
AFBA 5Star Science & Technology Fund
    Advisory Fees Paid                                  $33,725                  $47,892                 $53,123
    Fees Reduced/Expenses Reimbursed                  ($189,461)               ($191,136)              ($150,563)
    Net Fees                                          ($155,736)               ($143,244)              ($132,777)

AFBA 5Star Small Cap Fund
    Advisory Fees Paid                                 $110,043                 $633,469              $1,433,890
    Fees Reduced/Expenses Reimbursed                  ($205,586)               ($145,949)               ($14,994)
    Net Fees                                           ($95,543)                $487,520              $1,418,896

AFBA 5Star USA Global Fund
    Advisory Fees Paid                                 $298,910                 $346,393                $358,807
    Fees Reduced/Expenses Reimbursed                  ($295,771)               ($155,999)               ($93,749)
    Net Fees                                             $3,139                 $190,394                $265,058

KCM was founded in 1989 and is a private investment research and counseling organization serving individual, corporate and other institutional clients. KCM is a closely held corporation controlled by persons who are active in the management of the firm's business. John C. Kornitzer is a controlling person of the firm through his majority stock ownership and serves as the firm's President and Chairman of KCM's Board of Directors. John C. Kornitzer is also affiliated with the Funds through his membership on the Funds' Board of Directors.


Pursuant to the agreement between the Manager and KCM, KCM will provide the Funds with research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Funds, subject to the control of the Directors of the Company and the Directors of the Manager. The Manager pays KCM an annual sub-advisory fee of 33/100 of 1% (.33%) of each Fund's average daily net assets, for its services. KCM also serves as investment adviser to the Buffalo Group of Mutual Funds.


For the last three fiscal years, the Manager paid KCM the following amounts for its services to each Fund.:

                                                 FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
NAME OF FUND                                       MARCH 31, 2004           MARCH 31, 2005          MARCH 31, 2006
------------                                       --------------           --------------          --------------
AFBA 5Star Balanced Fund                               $132,403                $176,752               $228,079
AFBA 5Star High Yield Fund                              $91,508                $149,257               $120,753
AFBA 5Star Large Cap Fund                               $65,770                 $70,356                $71,299
AFBA 5Star Mid Cap Fund                                  $7,798                 $21,928                $54,466
AFBA 5Star Science & Technology Fund                    $13,946                 $30,016                $21,913
AFBA 5Star Small Cap Fund                               $45,496                $250,584               $591,480
AFBA 5Star USA Global Fund                             $120,674                $141,541               $148,008


Each Fund bears the cost of personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the Independent Registered Public Accounting Firm and legal counsel; rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company; any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction; brokerage commissions; or any other expenses incurred by it which are not assumed in the Management Agreement by the Manager.

PORTFOLIO MANAGERS. The following table shows information regarding other accounts managed by each AFBA Fund Portfolio Manager as of March 31, 2006.

                                                                                     NUMBER OF     TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE   ACCOUNTS WHERE
                                                                                  MANAGER FEE IS   MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF     TOTAL ASSETS IN BASED ON ACCOUNT BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE      PERFORMANCE
  -----------------            --------            --------         --------        -----------      -----------

JOHN KORNITZER          Registered Investment          1         $148.9 million          0                0
lead portfolio manager        Companies
of the AFBA 5Star
Balanced Fund

                       Other Pooled Investment         5         $338.7 million          0                0
                               Vehicles

                            Other Accounts           1129        $670.7 million          0                0

KENT GASAWAY            Registered Investment          7          $2.9 billion           0                0
lead portfolio manager        Companies
of the AFBA 5Star High
Yield Fund.  He also
serves as co-lead
portfolio manager of
the AFBA 5Star Large
Cap, AFBA 5Star Mid
Cap, AFBA 5Star Small
Cap and AFBA 5Star USA
Global Funds.

                       Other Pooled Investment         9         $370.7 million          0                0
                               Vehicles

                            Other Accounts            151        $275.8 million          0                0

BOB MALE                Registered Investment          6          $2.7 billion           0                0
co-lead portfolio             Companies
manager of the AFBA
5Star Large Cap,
AFBA 5Star Mid Cap,
AFBA 5Star Small
Cap, AFBA 5Star
Science &
Technology and
AFBA 5Star USA
Global Funds.

                                                                                     NUMBER OF     TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE   ACCOUNTS WHERE
                                                                                  MANAGER FEE IS   MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF     TOTAL ASSETS IN BASED ON ACCOUNT BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE      PERFORMANCE
  -----------------            --------            --------         --------        -----------      -----------

                       Other Pooled Investment         9         $370.7 million          0                0
                               Vehicles

                            Other Accounts            46         $165.5 million          0                0

GRANT P. SARRIS         Registered Investment          6          $2.7 billion           0                0
co-lead portfolio             Companies
manager of the AFBA
5Star Large Cap,
AFBA 5Star Mid Cap,
AFBA 5Star Small
Cap, AFBA 5Star
Science &
Technology and
AFBA 5Star USA
Global Funds.

                       Other Pooled Investment         9         $370.7 million          0                0
                               Vehicles

                            Other Accounts            46         $165.5 million          0                0

WILLIAM KORNITZER       Registered Investment          2          127.5 million          0                0
co-portfolio manager          Companies
of the AFBA 5Star
Large Cap and AFBA
5Star USA Global
Funds.

                       Other Pooled Investment         3         $104.4 million          0                0
                               Vehicles

                            Other Accounts             0               $0                0                0

ELIZABETH JONES         Registered Investment          1         $111.1 million          0                0
co-portfolio manager          Companies
of the AFBA 5Star
Science & Technology
Fund.

                                                                                     NUMBER OF     TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE   ACCOUNTS WHERE
                                                                                  MANAGER FEE IS   MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF     TOTAL ASSETS IN BASED ON ACCOUNT BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE      PERFORMANCE
  -----------------            --------            --------         --------        -----------      -----------

                       Other Pooled Investment         2          $60.5 million          0                0
                               Vehicles

                            Other Accounts             0               $0                0                0

DAVE CARLSEN            Registered Investment          1         $111.1 million          0                0
co-portfolio manager          Companies
of the AFBA 5Star
Science & Technology
Fund.

                       Other Pooled Investment         2          $60.5 million          0                0
                               Vehicles

                            Other Accounts             0               $0                0                0

CLAY BRETHOUR           Registered Investment          1         $111.1 million          0                0
co-portfolio manager          Companies
of the AFBA 5Star
Science & Technology
Fund.

                       Other Pooled Investment         2          $60.5 million          0                0
                               Vehicles

                            Other Accounts             0               $0                0                0

Portfolio Manager compensation primarily consists of a modest fixed base salary and a larger bonus tied to short- and long-term performance as well as other factors, described herein. Each Portfolio Manager's base salary is determined annually based on individual performance, seniority and contributions to the firm. Bonuses are determined annually based on individual performance and contributions to the firm, performance of funds and accounts managed and success of the firm overall. Some Portfolio Managers may own interests in KCM entitling them to a portion of KCM's profits or losses.


The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees, as a Portfolio Manager must allocate his or her time and investment ideas across multiple Funds and accounts. A Portfolio Manager may execute transactions for a fund or account that may adversely impact the value of securities held by another fund or account. Securities selected for funds or accounts may outperform the securities selected for another fund.

When an investment is appropriate or suitable for more than one fund or account, the following considerations apply:

o The investment opportunity is allocated among mutual funds and individual client accounts on a pro rata basis according to their asset size.

o An investment opportunity will generally not be placed in a fund or account if not in round lot shares of at least 100.

o The investment opportunity will be spread over KCM's accounts and Funds base to the fullest extent possible, within standards of appropriateness and suitability.

o Initial public offerings receive the same considerations as any other investment opportunity, subject to certain investment limitations of some Funds and client accounts.

o Investment opportunities limited in amount are not allocated to KCM proprietary accounts, employees or affiliated persons' accounts.

o KCM may not allocate any initial public offerings to any accounts in which a restricted person has a beneficial interest, subject to certain exemptions.


The portfolio manager's management of his/her personal accounts may give rise to potential conflicts of interest. The Funds and KCM have adopted codes of ethics that they believe contain provisions reasonably necessary to prevent such conflicts.

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in each Fund that he or she manages, as of March 31, 2006.


-------------------------- --------------------------------------------------
        NAME OF                            DOLLAR RANGE OF
    PORTFOLIO MANAGER               EQUITY SECURITIES IN EACH FUND
-------------------------- --------------------------------------------------
JOHN KORNITZER             |X|      Balanced Fund ($10,001-$50,000)
-------------------------- --------------------------------------------------

KENT GASAWAY               |X|      Large Cap Fund ($1-10,000)
                           |X|      High Yield Fund ($1 - $10,000)
                           |X|      Mid Cap Fund ($1-$10,000)
                           |X|      Small Cap Fund ($10,001-$50,000)
                           |X|      USA Global Fund ($1-$10,000)

-------------------------- --------------------------------------------------
BOB MALE                   |X|      Large Cap Fund (none)
                           |X|      Mid Cap Fund (none)
                           |X|      Science & Technology Fund (none)
                           |X|      Small Cap Fund (none)
                           |X|      USA Global Fund (none)
-------------------------- --------------------------------------------------
GRANT P. SARRIS            |X|      Large Cap Fund (none)
                           |X|      Mid Cap Fund (none)
                           |X|      Science & Technology Fund (none)
                           |X|      Small Cap Fund (none)
                           |X|      USA Global Fund (none)
-------------------------- --------------------------------------------------
WILLIAM KORNITZER          |X|      Large Cap Fund ($1-$10,000)
                           |X|      USA Global Fund ($1-$10,000)
-------------------------- --------------------------------------------------
ELIZABETH JONES            |X|      Science & Technology Fund (none)
-------------------------- --------------------------------------------------
DAVE CARLSEN               |X|      Science & Technology Fund (none)
-------------------------- --------------------------------------------------
CLAY BRETHOUR              |X|      Science & Technology Fund (none)
-------------------------- --------------------------------------------------


ADMINISTRATION AND ACCOUNTING SERVICES. Under a separate Administration and Accounting Services Agreement, PFPC Inc., ("PFPC") 301 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for the Funds. These services include preparing shareholder reports, providing statistical data and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the

Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of each Fund. The Administration and Accounting Services Agreement provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreement. For the fiscal years ended March 31, 2004, 2005 and 2006 PFPC received $861,000, $804,101 and $811,366, respectively, from the Funds for administration and accounting services.


ADDITIONAL SERVICE PROVIDERS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' financial statements are audited by an Independent Registered Public Accounting Firm approved by the Board each year. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, currently serves as the Funds' Independent Registered Public Accountants.

CUSTODIAN. PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, PA 19153, serves as the Funds' custodian.


TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, PA 19406, also serves as the transfer agent.


COUNSEL. The law firm of Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as legal counsel to the Company and Independent Legal Counsel to the Independent Directors.


                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Pursuant to an Underwriting Agreement (the "Underwriting Agreement"), PFPC Distributors, Inc. ("PFPC Distributors"), 760 Moore Road, King of Prussia, PA 19406, serves as the distributor of the Funds' shares. The terms of the Underwriting Agreement grant PFPC Distributors the right to sell shares of the Funds as agent for the Funds. Shares of the Funds are offered continuously.

Under the terms of the Underwriting Agreement, PFPC Distributors agrees to use all reasonable efforts to secure purchasers for shares of the Funds and may choose to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of the Funds' shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Funds' Distribution Plan for its Class B Shares (the "Class B Plan"), Class C Shares (the "Class C Plan"), and Class R Shares (the "Class R Plan"), each of which has been adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Rule 12b-1 Plans"). PFPC Distributors receives no Rule 12b-1 fees in connection with the sale of Class I Shares or the Class A Shares of the Funds, but may retain a portion of the front-end sales charges of the Class A Shares.

The Underwriting Agreement provides that PFPC Distributors, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under such agreement, will not be liable to any of the Funds or their shareholders for losses arising in connection with the sale of shares of the Funds.


The Underwriting Agreement became effective as of January 1, 2001 and continues in effect for a period of two years. Thereafter, the Underwriting Agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Directors, including a majority of the Independent Directors.


The Underwriting Agreement terminates automatically in the event of an assignment, and is terminable without payment of any penalty with respect to a Fund (i) by vote of a majority of the Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Funds or any agreements related to such plan, or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days' written notice to PFPC Distributors; or (ii) by PFPC Distributors on sixty (60) days' written notice to the Company.

PFPC Distributors will be compensated for distribution services according to the Rule 12b-1 Plans, regardless of PFPC Distributors' expenses. The Rule 12b-1 Plans provide that PFPC Distributors will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, PFPC Distributors may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with PFPC Distributors and other financial institutions for distribution and shareholder servicing activities. PFPC Distributors has entered into an agreement with AFBA Five Star Securities Company ("AFBA Securities"), an affiliate of the Funds' Manager, through which AFBA Securities serves as sub-underwriter of the Funds' shares. As sub-underwriter, AFBA Securities will pay selling brokers or dealers commissions promptly after the sale of Class B and Class C Shares in exchange for the payment by PFPC of the distribution fees, contingent deferred sales charge ("CDSC") and service fees it receives with respect to those shares. Amounts payable under the Rule 12b-1 Plans can exceed distribution or shareholder servicing expenses actually incurred by PFPC Distributors.

The Class B Plan further provides that monthly payments shall be made in the amount of 0.75% per annum of the Class B Shares' average daily net assets (or such lesser amount as may be established by a majority of the Board of Directors, including a majority of the non-interested Directors) as compensation for PFPC Distributors' role in the distribution of a Fund's Class B Shares. The Class C Plan provides that monthly payments shall be made in the amount of 0.75% per annum of the average daily net assets of a Fund's Class C Shares (or such lesser amount as may be established by a majority of the Board of Directors, including a majority of the non-interested Directors) as compensation for PFPC Distributors' role in the distribution of a Fund's Class C Shares. The Company shall pay to the Distributor or others a fee in the amount of 0.35% per annum of the average daily net assets of the Company attributable to each Fund's Class R Shares (or such lesser amount as may be established from time to time by a majority of the Board of Directors, including a majority of the non-interested Directors) for advertising, marketing and distributing each Fund's Class R Shares. Such fee shall be payable at the direction of the Manager from the assets attributable to the Class R Shares of such Fund and shall be paid in monthly installments promptly after the last day of each calendar month.


Under the Class B Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2006, were:

------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
                          Balanced      High        Large Cap    Mid Cap      Science &     Small Cap     USA
                          Fund          Yield Fund  Fund         Fund         Technology    Fund          Global
                                                                              Fund                        Fund
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
Advertising                          0           0            0            0             0             0            0
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
Printing and mailing                 0           0            0            0             0             0            0
prospectuses other than
to current shareholders
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
Payments withheld by                 0           0            0            0             0             0            0
the underwriter
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
Payments to                          0           0            0            0             0             0            0
broker-dealers
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
Payments to                    7033.67    16384.88         827.82      1526.49       2483.30      22728.59     404.17
sub-underwriter
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
Total                          7033.67    16384.88         827.82      1526.49       2483.30      22728.59     404.17
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------

Under the Class C Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2006, were:

------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
                          Balanced      High        Large Cap    Mid Cap      Science &     Small Cap     USA
                          Fund          Yield Fund  Fund         Fund         Technology    Fund          Global
                                                                              Fund                        Fund
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
-------------------------- ------------ ----------- ------------ ------------ ------------- ------------- -----------
Advertising                          0           0            0            0             0             0           0
-------------------------- ------------ ----------- ------------ ------------ ------------- ------------- -----------
Printing and mailing                 0           0            0            0             0             0           0
prospectuses other than
to current shareholders
-------------------------- ------------ ----------- ------------ ------------ ------------- ------------- -----------
Payments withheld by the             0           0            0            0             0             0           0
underwriter
-------------------------- ------------ ----------- ------------ ------------ ------------- ------------- -----------
Payments to                   31307.25    39918.46      1261.08     10721.31       3985.07      61160.10     6964.20
broker-dealers
-------------------------- ------------ ----------- ------------ ------------ ------------- ------------- -----------
Payments to                   33833.26     8163.67       435.36     28265.08       1474.75      83246.50     4379.79
sub-underwriter
-------------------------- ------------ ----------- ------------ ------------ ------------- ------------- -----------
Total                         65140.51    48082.13      1696.44     38986.39       5459.82     144406.60    11343.99
-------------------------- ------------ ----------- ------------ ------------ ------------- ------------- -----------

Under the Class R Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2006, were:

------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
                          Balanced      High        Large Cap    Mid Cap      Science &     Small Cap     USA
                          Fund          Yield Fund  Fund         Fund         Technology    Fund          Global
                                                                              Fund                        Fund
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
------------------------ ------------- ------------ ------------ ------------ ------------- ------------- -----------
Advertising                         0            0            0            0             0             0           0
------------------------ ------------- ------------ ------------ ------------ ------------- ------------- -----------
Printing and mailing                0            0            0            0             0             0           0
prospectuses other
than to current
shareholders
------------------------ ------------- ------------ ------------ ------------ ------------- ------------- -----------
Payments withheld by                0            0            0            0             0             0           0
the underwriter
------------------------ ------------- ------------ ------------ ------------ ------------- ------------- -----------
Payments to                     10.08            0            0            0             0          0.23           0
broker-dealers
------------------------ ------------- ------------ ------------ ------------ ------------- ------------- -----------
Payments to                         0            0            0         0.23             0          1.61           0
sub-underwriter
------------------------ ------------- ------------ ------------ ------------ ------------- ------------- -----------
Total                           10.08            0            0         0.23             0          1.84           0
------------------------ ------------- ------------ ------------ ------------ ------------- ------------- -----------

ADDITIONAL PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the commissions that may be paid to dealers and financial intermediaries by the Funds as described above, the Manager may also make additional payments out of its own assets to dealers or financial intermediaries in connection with the sale, distribution, retention and/or servicing of Fund shares, which may include payments for marketing support, program servicing, processing support or other payments to financial intermediaries that sell or arrange for the sale of Fund shares. Such compensation also may be provided by the Manager to financial intermediaries to enable the Manager to participate in and/or present at conferences or seminars, sales or training programs and/or other sponsored events. These additional payments by the Manager may be based on current assets, gross sales, the Fund's advisory fees or other measures, as determined from time to time by the Manager. The Manager may make certain of these payments to dealers or financial intermediaries with a meaningful business relationship with the Funds. As of the date of this SAI, the Manager may pay a more substantial amount of additional cash payments to the following firms in connection with the sale of Fund shares: Raymond James, Charles Schwab, Pershing and Fidelity Investments. You should consult your dealer or financial intermediary for more details about any such payment it receives.


SHAREHOLDER SERVICE PLAN
In addition, the Board of Directors (including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan) has adopted a Shareholder Service Plan pursuant to Rule 12b-1 with respect to the Class A, Class B, Class C and Class R shares of the Funds. Under the Shareholder Service Plan, the Company, on behalf of each Fund, or its authorized agents (manager or distributor) are authorized to enter into shareholder service agreements with financial institutions and other persons who provide certain shareholder and administrative services to shareholders of the Funds (the "Shareholder Service Providers"). Pursuant to the Shareholder Service Plan, the Funds shall pay the Shareholder Service Providers a monthly fee not to exceed per annum 0.25% of average daily net assets for the Class A, Class B and Class C Shares, and 0.15% for the Class R shares of each Fund with which the Service Provider maintains a service relationship.


From time to time, the Manager may make payments to third parties out of its own resources, including payments of fees for shareholder servicing and transfer agency functions. If such payments are deemed to be indirect financing of an activity primarily intended to result in the sale of Class B, Class C or Class R

Shares of a Fund within the context of Rule 12b-1 under the 1940 Act, such payments shall be deemed to be authorized by the Rule 12b-1 Plan. A Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Class B Plan, Class C Plan or the Class R Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.


Each Rule 12b-1 Plan and each agreement entered into pursuant to the Rule 12b-1 Plan may be terminated as to any Fund at any time, without penalty, by vote of a majority of the outstanding shares of the applicable class of such Fund, or by vote of a majority of the Company's non-interested Directors, on not more than sixty (60) days' written notice.


Under the Shareholder Service Plans, the total payments by Funds for the fiscal year ended March 31, 2006, were:

------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
                          Balanced      High        Large Cap    Mid Cap      Science &     Small Cap     USA
                          Fund          Yield Fund  Fund         Fund         Technology    Fund          Global
                                                                              Fund                        Fund
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
---------------------- ------------- ------------- ------------- ------------ --------------- ------------- -----------
Class A                    25459.29      40011.20        993.01     19438.58         2966.72     356596.39     3774.20
---------------------- ------------- ------------- ------------- ------------ --------------- ------------- -----------
Class B                     2343.26       5461.63        258.56       472.53          809.37       7574.69      114.41
---------------------- ------------- ------------- ------------- ------------ --------------- ------------- -----------
Class C                    21713.40      16027.48        565.49     12995.00         1819.66      48135.60     3781.32
---------------------- ------------- ------------- ------------- ------------ --------------- ------------- -----------
Class R                       23.51             0             0         0.54               0          4.28           0
---------------------- ------------- ------------- ------------- ------------ --------------- ------------- -----------
Total                      49539.46      61500.31       1817.06     32906.65         5595.75     412310.96     7669.93
---------------------- ------------- ------------- ------------- ------------ --------------- ------------- -----------

FRONT-END SALES CHARGES. When purchasing Class A Shares, a sales charge will be incurred at the time of purchase (a "front-end load") based on the dollar amount of the purchase. The maximum initial sales charge is 5.50% (3.75% for the High Yield Fund), which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege or letter of intent described under "Sales Charge Reductions and Waiver" in the Class A, B, and C Prospectus. Although purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of each Fund's shares or to compensate PFPC Distributors for its efforts to sell the Class A Shares of each Fund.


AFBA 5STAR BALANCED FUND
AFBA 5STAR LARGE CAP FUND
AFBA 5STAR MID CAP FUND
AFBA 5STAR SCIENCE & TECHNOLOGY FUND
AFBA 5STAR SMALL CAP FUND
AFBA 5STAR USA GLOBAL FUND
------------------------------- ------------------------ ------------------------- ---------------------------
                                 INITIAL SALES CHARGE    INITIAL SALES CHARGE AS       DEALER REALLOWANCE
                                  AS A PERCENTAGE OF       A PERCENTAGE OF YOUR        AS A PERCENTAGE OF
       YOUR INVESTMENT              OFFERING PRICE              INVESTMENT               OFFERING PRICE
------------------------------- ------------------------ ------------------------- ---------------------------
$50,000 and less                         5.50%                    5.82%                      5.00%
$50,000 up to $150,000                   4.50%                    4.71%                      3.75%
$150,000 up to $250,000                  3.50%                    3.63%                      2.75%
$250,000 up to $500,000                  2.50%                    2.56%                      2.00%
$500,000 up to $1,000,000                2.00%                    2.04%                      1.50%
Over $1,000,000                          0.00%                    0.00%                      0.00%

AFBA 5STAR HIGH YIELD FUND
------------------------------- ------------------------ ------------------------- ---------------------------
                                                                                       DEALER REALLOWANCE
                                  AS A PERCENTAGE OF     AS A PERCENTAGE OF YOUR       AS A PERCENTAGE OF
       YOUR INVESTMENT              OFFERING PRICE              INVESTMENT               OFFERING PRICE
------------------------------- ------------------------ ------------------------- ---------------------------
$50,000 and less                         3.75%                    3.90%                      3.25%
$50,000 up to $150,000                   3.00%                    3.09%                      2.50%
$150,000 up to $250,000                  2.25%                    2.30%                      1.75%
$250,000 up to $500,000                  1.50%                    1.52%                      1.25%
$500,000 up to $1,000,000                1.00%                    1.01%                      0.75%
Over $1,000,000                          0.00%                    0.00%                      0.00%

The table below shows the aggregate sales charges received by PFPC Distributors and the amounts retained by PFPC Distributors for the past three fiscal years for Shares of each class of shares for each Fund:



----------------------------------- -------------------------- --------------------------- --------------------------
                                      FOR THE FISCAL YEAR      FOR THE FISCAL YEAR ENDED     FOR THE FISCAL YEAR
                                      ENDED MARCH 31, 2004           MARCH 31, 2005          ENDED MARCH 31, 2006
----------------------------------- -------------------------- --------------------------- --------------------------
                                      Amount        Amount        Amount        Amount       Amount        Amount
NAME OF FUND                         Received      Retained      Received      Retained     Received      Retained
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star Balanced Fund            $51,450      $6,463        $134,476      $16,457       $ 97,926       $11,856
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star High Yield Fund          $61,310      $8,941        $26,298       $3,973        $    875       $   162
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star Large Cap Fund           $5,100       $486          $2,398        $253          $  4,400       $   831
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA Mid Cap Fund                   $9,602       $869          $26,245       $2,975        $ 23,825       $ 2,847
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star Science & Technology     $5,673       $908          $12,587       $1,174        $ 14,717       $ 2,422
Fund
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star Small Cap Fund           $49,474      $5,189        $330,362      $39,130       $143,696       $17,782
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star USA Global Fund          $6,727       $608          $15,141       $1,501        $  2,044       $   223
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


Decisions to buy and sell securities for the Funds are made by KCM as sub-adviser to the Funds. Officers of KCM are generally responsible for implementing and supervising these decisions, including allocation of portfolio brokerage and principal business and the negotiation of commissions and/or price of the securities. In instances where securities are purchased on a commission basis, the Funds will seek competitive and reasonable commission rates based on circumstances of the trade involved and to the extent that they do not detract from the quality of the execution. Following is information on the amount of brokerage commissions paid by each Fund during the last three fiscal years:

                                                    FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED
NAME OF FUND                                          MARCH 31, 2004        MARCH 31, 2005        MARCH 31, 2006
------------                                          --------------        --------------        --------------
AFBA 5Star Balanced Fund                                   $13,185                $5,918                $5,198
AFBA 5Star High Yield Fund                                  $4,556                $6,818                $6,178
AFBA 5Star Large Cap Fund                                  $22,516               $15,030               $25,104
AFBA Mid Cap Fund                                           $4,111               $12,884               $22,459
AFBA 5Star Science & Technology Fund                        $8,143               $12,150               $13,515
AFBA 5Star Small Cap Fund                                  $33,614              $280,019              $235,009
AFBA 5Star USA Global Fund                                 $28,923               $46,300               $30,365


The level of brokerage commissions generated by a Fund is directly related to the number and size of buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of the Fund, the sub-adviser's interpretation of the market or economic environment, etc. The Funds, in purchasing and selling portfolio securities, will seek best execution consistent with the circumstances that exist at the time. The Funds do not intend to solicit competitive bids on each transaction.

The Funds believe it is in their best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services provided to the respective Fund. The Funds may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the New York Stock Exchange or through other major securities exchanges. When buying securities in the over-the-counter market, the Funds will select a broker who maintains a primary market for the security unless it appears that better execution may be obtained elsewhere.

The Funds have adopted a Directed Brokerage Policy that prohibits the Manager and KCM from considering the sale of Fund shares as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Directed Brokerage Policy allows the Manager and KCM to place portfolio orders with qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds' shares for their clients so long as certain safeguards are met.

Research and brokerage services furnished by broker-dealers and others may be useful to the Funds' Manager and sub-adviser in serving the Funds as well as other clients. Similarly, the Funds may benefit from research and brokerage services obtained by the sub-adviser from the placement of portfolio brokerage of other clients. The Funds may pay a higher rate of commission to brokers or dealers who provide research or brokerage services to the Manager or sub-adviser within the principles set out in Section 28(e) of the Securities Exchange Act of 1934 when it appears that this would be in the best interests of the shareholders.

Research and brokerage services provided by brokers and dealers include advice, either directly or through publications or writings, as to: the value of securities; the advisability of purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic political and legal factors and trends and portfolio strategy. In some cases, research and brokerage services are generated by third parties but are provided to the Manager or sub-adviser by or through a broker or dealer. No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by the Board of Directors of the Company and KCM.


The table below indicates the total amount of brokerage commissions paid by each Fund to brokers who provided research services for the Funds and total related portfolio transactions for the fiscal year ended March 31, 2006.

     NAME OF FUND                                      COMMISSIONS             TRANSACTIONS
     ------------                                      -----------             ------------
     AFBA 5Star Balanced Fund                             $5,198                 $194,828
     AFBA 5Star High Yield Fund                           $6,178                 $142,194
     AFBA 5Star Large Cap Fund                           $25,104                 $561,362
     AFBA Mid Cap Fund                                   $22,459                 $478,895
     AFBA 5Star Science & Technology Fund                $13,515                 $303,845
     AFBA 5Star Small Cap Fund                           $235,009               $5,190,956
     AFBA 5Star USA Global Fund                          $30,365                 $651,000

Certain Funds own securities of their regular broker-dealers. As of the fiscal year ended March 31, 2006, the Funds owned the following dollar amounts of securities of each Fund's regular broker-dealers:

     NAME OF FUND                          REGULAR BROKER-DEALERS                    AMOUNT
     ------------                          ----------------------                    ------
     AFBA 5Star Balanced Fund              Bank of America Corp.                        $1,366,200
                                           Citigroup, Inc                                 $944,600
                                           JPMorgan Chase & Company                       $832,800
     AFBA 5Star Large Cap Fund             Morgan Stanley                                 $590,508
                                           The Goldman Sachs Group Inc.                   $266,832
                                           Legg Mason, Inc                                $225,594
     AFBA 5Star Small Cap Fund             A.G. Edwards Inc                             $2,004,372
                                           Raymond James Financial Holdings Inc         $2,274,642
     AFBA Mid Cap Fund                     A.G. Edwards Inc                               $413,838
                                           Legg Mason                                     $375,990

Except as noted above, none of the Funds owned any securities of their regular broker-dealers as of the end of the last fiscal year.

When the sub-adviser, in its fiduciary duty, believes it to be in the best interest of the shareholders, the Funds may join with other clients of the sub-adviser in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed among the Funds and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

                       CAPITAL STOCK AND OTHER SECURITIES

The Company issues its capital stock in seven separate series (each is in effect, a separate Fund), and each series in turn issues shares of five separate classes of shares: Class A, Class B, Class C, Class I and Class R. The shares of each class of each Fund, when issued and paid for in accordance with its Prospectus, will be legally outstanding, fully paid and non-assessable.

The separate classes of shares of a Fund each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class B, Class C and Class R Shares bear Rule 12b-1 distribution fees of 0.75%, 0.75%, and 0.35% of the average net assets of the respective Class B, Class C and Class R Shares and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the Rule 12b-1 fee may be paid. Classes A, B and C bear a shareholder service fee of 0.25% of the average net assets of the class. Class R Shares bear a shareholder service fee of 0.15% of the average net assets of the class. The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 fees. Certain expenses can vary from class to class; accordingly, the net asset value of Class A, Class B, Class C and Class R Shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights which means that the holders of 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Directors, do not have preemptive or subscription rights and are not transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Company will not hold annual meetings except as required by the 1940 Act and other applicable laws. Under Maryland law, a special meeting of shareholders of the Company must be held if the Company receives the written request for a meeting from the shareholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.

The Company has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the shareholders entitled to vote at the meeting.

                          PURCHASING AND SELLING SHARES

PURCHASES. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not completed properly as described in the Prospectuses. If you use the services of any other broker to purchase or redeem shares of a Fund, that broker may charge you a fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share ("NAV") next effective after the order is accepted by the Fund.

BY MAIL: You, a retirement plan administrator, or your financial intermediary may purchase shares by sending a check drawn on a U.S. bank payable to AFBA 5Star Fund, along with a completed application. If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in the transaction. Send the check and application to:

         REGULAR MAIL:                           OVERNIGHT MAIL:
         -------------                           ---------------
         AFBA 5Star Fund, Inc.                   AFBA 5Star Fund, Inc.
         c/o PFPC Inc.                           c/o PFPC Inc.
         P.O. Box 9779                           101 Sabin Street
         Providence, RI 02940                    Pawtucket, RI  02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (888) 578-2733 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ANNUAL STATEMENTS. Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account that provides necessary tax information. A duplicate copy of a past annual statement is available from PFPC, at its cost, subject to a minimum charge of $5 per account, per year requested.

The Funds reserve the right in their sole discretion to withdraw all or any part of the offering made by the Prospectuses or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

SALES (REDEMPTIONS). The Company will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Company cannot process transaction requests that are not complete and in good order. The Company must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued.

You, a retirement plan administrator, or financial intermediary may sell your shares on any Business Day as described below. A Business Day is any day that both the New York Stock Exchange (the "Exchange") and PFPC, the Transfer Agent, are open for business. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of your financial intermediary to transmit redemption orders and credit your account with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. In certain circumstances, the Fund may pay redemption proceeds in the form of portfolio securities owned by the Fund. The portfolio securities distributed to you would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

BY MAIL: If shares are redeemed by mail, a signature guarantee is required for written redemption requests of $25,000 or more. A signature guarantee verifies the authenticity of your signature. When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions, which are not participating in one of these programs will not be accepted. YOU CAN OBTAIN ONE FROM MOST BANKING INSTITUTIONS OR SECURITIES BROKERS, BUT NOT FROM A NOTARY PUBLIC. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

         REGULAR MAIL:                           OVERNIGHT MAIL:
         -------------                           --------------
         AFBA 5Star Fund, Inc.                   AFBA 5Star Fund, Inc.
         c/o PFPC Inc.                           c/o PFPC Inc.
         P.O. Box 9779                           101 Sabin Street
         Providence, RI  02940                   Pawtucket, RI  02860-1427

BY TELEPHONE: If you are invested in Class A, B, C or I and prefer to redeem your shares by telephone you may elect to do so, however, there are certain risks. Each Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

BY WIRE: Redemption proceeds may be wired to a pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more for Class A, Class B, Class C or Class I Shares or in any amount for Class R Shares. A $10.00 fee will be deducted. The receiving bank may charge a fee for this service. Proceeds may also be mailed to a bank or, for amounts of $10,000 or less, mailed to the Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to the Fund account address of record, complete the appropriate section of the Application or include the Fund account address of record when written instructions are submitted. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation may be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the shares.

REDEMPTION FEE. The Funds charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange). The redemption fee is calculated as a percentage of the net asset value of such shares at the time of redemption. This redemption fee is paid directly to the Fund from which shares are redeemed and exchanged. The redemption fee is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to allocate costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

The 2% redemption fee will not be charged on the following transactions.

o Redemptions of shares resulting from the death or disability (as defined in the Internal Revenue Code) of the shareholder including a joint owner.


o Redemptions of shares on an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Manager.


o    Redemption of shares acquired through dividend reinvestment.

o Redemption of shares acquired through lump sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case or a "key employee" of a "top heavy" plan), as described in the prospectus.

o Redemption of shares acquired through distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2, as described in the prospectus.


o Redemption of shares under the Funds' systematic withdrawal plan, as well as shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs.

Each Fund also has the discretion to waive the 2% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its regulated investment company (RIC) qualification for tax purposes. Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds' redemption fee (or process its exceptions) because of their inability for various reasons to assess the fee to underlying shareholders or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.

ADDITIONAL PURCHASE AND REDEMPTION POLICIES FOR CLASS A, CLASS B, CLASS C AND CLASS I SHARES. The Company reserves the right to:

o Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders of a Fund's special investment programs.

o Cancel or change the telephone investment service, the telephone/telegraph exchange service and the automatic monthly investment plan without prior notice to you when it is in the best interest of the Funds and their investors.

o Begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice.

o Begin charging a fee for the telephone/telegraph service and to cancel or change the service upon 60 days written notice.

o Begin charging a fee for the systematic redemption plan upon 30 days written notice.

o Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. We may waive the signature guarantee requirement if you authorize the telephone/telegraph redemption method at the same time you submit the initial application to purchase shares.

o Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if we have other reason to believe that this requirement would be in the best interests of the Funds and their shareholders.

o If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until there are reasonable grounds to believe that the check has been collected (which could take up to 10 days).

To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

INFORMATION FOR CLASS R SHARES.

Class R Shares of each Fund are generally available to certain tax-deferred retirement plans, including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, held in plan level or omnibus accounts. Class R Shares also are available to IRA rollovers from eligible retirement plans that offered one or more AFBA 5Star Funds Class R Shares as an investment option. Class R Shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares. Shareholder services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants' investments in the Funds.

IRA rollover accounts may be eligible to open an account and purchase Class R Shares by contacting any investment firm authorized to sell the Funds' shares. You can obtain an application from your investment firm or by calling the Funds at (800) 243-9865. You may also open your Class R Share account by completing an account application and sending it to the transfer agent by mail.

ADDITIONAL PURCHASE AND REDEMPTION POLICIES FOR CLASS R SHARES. The Company reserves the right to:

o Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders.

o Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if we have other reason to believe that this requirement would be in the best interests of the Funds and their shareholders.

o If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until there are reasonable grounds to believe that the check has been collected (which could take up to 10 days).

o To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

ADDITIONAL INFORMATION FOR ALL CLASSES.

The Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer.

These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

WHEN SHARES ARE HELD IN THE NAME OF A CORPORATION, OTHER ORGANIZATION, TRUST, FIDUCIARY OR OTHER INSTITUTIONAL INVESTOR:

The value of shares redeemed may be more or less than your cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to you, and the proceeds of a redemption may be subject to backup withholding.

Your right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, for other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a government body having jurisdiction over the Funds for the protection of the Funds' shareholders, provided that applicable rules and regulations of the SEC (or any succeeding government authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Funds may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by each Fund and valued in the same way as they would be valued for purposes of computing the NAV of each Fund. If payment is made in securities, you may incur transaction expenses in later converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of that particular Fund during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

HOW SHARE PRICE IS DETERMINED. Each Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued at fair value as determined under the direction of the Board of Directors.

PFPC determines the NAV per share of each Fund on each day that the Company is open for business as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time). The Company is normally open for business on each day that the Exchange is open for business, however, the Company's officers are authorized to determine when the Company shall be open for business. The NAV is calculated by adding the value of all securities and other assets in each Fund, deducting its liabilities and dividing the balance by the number of outstanding shares of the Fund.

Shares will not be priced on those days the Exchange is closed for trading. As of the date of this SAI, those days will include, but are not limited to:

New Year's Day                      Good Friday                 Labor Day
Martin Luther King, Jr. Day         Memorial Day               Thanksgiving Day
Presidents' Day                     Independence Day           Christmas Day

                             DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS. A Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME. A Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates provided certain holding period requirements are met.

DISTRIBUTIONS OF CAPITAL GAINS. A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

INVESTMENT IN FOREIGN SECURITIES. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star Small Cap Fund may be subject to foreign withholding taxes on dividend income from ADRs. This, in turn, could reduce such a Fund's income dividends paid to you.

Your use of foreign dividends, designated by the Fund as dividends from qualifying foreign corporations and subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. The Funds will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by a Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow the Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, a Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o    98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES. Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different AFBA 5Star Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

DEFERRAL OF BASIS. (CLASS A ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another AFBA 5Star Fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.


QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS. For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of the Fund's distributions as qualified dividend income. The amount of a Fund's ordinary dividend distribution that is eligible for this favored tax treatment will be reported by the Fund in its year-end tax notices to shareholders.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

AFBA 5STAR HIGH YIELD FUND. Because the AFBA 5Star High Yield Fund's income is derived primarily from interest rather than dividends, none or only a small percentage of its distributions are expected to be qualified dividend income eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in stock of domestic corporations. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

AFBA 5STAR HIGH YIELD FUND. Because the income of the AFBA 5Star High Yield Fund is derived primarily from interest rather than dividends, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES. The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund's ability to recognize a loss. These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund.

NON-U.S. INVESTORS. Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

The United Sates imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends. In general, capital gain dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Also, interest-related dividends paid by a Fund from qualified net interest income generally are not subject to U.S. withholding tax. "Qualified interest income" or "QII" includes, in general, U.S. source (1) bank deposit interest,
(2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. The amount of ordinary dividends that are designated by a Fund as an interest-related dividend (other than dividends paid following the close of the Fund's fiscal year) must be based on an estimate of the Fund's qualified net interest income for its entire fiscal year, which can only be determined at fiscal year end. As a consequence, the Fund may over or under withhold U.S. tax on the income dividends paid to you. To the extent that the Fund pays an additional income dividend later in the calendar year, it may be able to adjust for any such over or under withholding. But there is no guarantee that the Fund will be able to eliminate any over withholding. In addition, the Funds reserve the right not to designate interest-related dividends as such and to reduce their withholding on these dividends where the amount designated would be de minimis on a per share basis.

Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and
(ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

                              FINANCIAL STATEMENTS


The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2006 (the "2006 Annual Report") are incorporated into this SAI by reference. No other parts of the 2006 Annual Report are incorporated by reference herein. The 2006 financial statements included in the 2006 Annual Report have been audited by PricewaterhouseCoopers LLP, whose report thereon is also incorporated herein by reference. Copies of the Annual Report and the unaudited Semi-Annual Report may be obtained at no charge by telephoning the Funds at (888) 578-2733.

                                    APPENDIX


                             DESCRIPTION OF RATINGS

DESCRIPTION OF BOND RATINGS:

STANDARD & POOR'S CORPORATION ("S&P") DEBT RATINGS

A S&P's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

       The ratings are based, in varying degrees, on the following considerations:

              1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

              2.    Nature of and provisions of the obligation.

              3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B - Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC - Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC - Debt rated `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C - Debt rated `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating `CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICES, INC. ("MOODY'S") LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS:

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P's for commercial paper in which the Funds may invest:

A-1 - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

A-2 - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

Prime-1 - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                              AFBA 5STAR FUND, INC.

                               (the "Registrant")

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)      (1)             Articles of Incorporation as filed with the State of
                         Maryland on January 9, 1997 are incorporated herein by reference to Post-Effective Amendment No. 3 to
                         Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the
                         "SEC") via EDGAR on June 1, 1999 ("PEA No. 3").

         (2) Articles Supplementary to establish four separate series as filed with the State of Maryland on April 4, 1997 are incorporated herein by reference to PEA No. 3.

         (3) Articles of Amendment to change "Five Star" to "5Star" as filed with the State of Maryland on October 16, 2000 are incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 23, 2001 ("PEA No. 5").

         (4) Articles of Amendment to designate the existing shares as Class I shares as filed with the State of Maryland on June 15, 2001 are incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 1, 2001 ("PEA No. 11").

         (5) Articles Supplementary to add Classes A, B and C as filed with the State of Maryland on June 15, 2001 are incorporated herein by reference to PEA No. 11.

         (6) Articles Supplementary to authorize and designate shares to Classes A, B, C and I as filed with the State of Maryland on June 15, 2001 are incorporated herein by reference to PEA No. 11.

         (7) Certificate of Correction to the Articles Supplementary filed with the State of Maryland on June 15, 2001, as filed with the State of Maryland on February 14, 2002 is incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 14, 2002 ("PEA No. 12"). Correction made to Articles fourth and fifth regarding the number of shares authorized.

         (8) Articles Supplementary to add Mid Cap Series as filed with the State of Maryland on February 14, 2002 are incorporated herein by reference to PEA No. 12.

         (9) Articles Supplementary to add Class R as filed with the State of Maryland on November 14, 2003 are incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on December 16, 2003 ("PEA No. 16").

         (10) Articles of Amendment to change the name of AFBA 5Star Large Cap Fund filed with the State of Maryland on November 14, 2003 are incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on July 29, 2005.

         (11) Articles Supplementary to (i) increase the number of shares of Common Stock the Registrant is authorized to issue and (ii) classify and designate the new, authorized, unissued and unallocated shares of Common Stock to the Class A Shares of AFBA 5Star Small Cap Fund as filed with the State of Maryland on March 31, 2006 are filed herewith.

(b)                      By-Laws are incorporated herein by reference to PEA
                         No. 3.

(c) Specimen copies of securities of the Registrant are incorporated herein by reference to PEA No. 3.

                         See Article Fifth of the Registrant's Articles of Incorporation, as amended, which are incorporated herein by reference.

                         See also, Article II of the Registrant's By-Laws which are incorporated herein by reference.

(d)      (1)     (i)     Management Agreement between the Registrant and
                         AFBA 5Star Investment Management Company is incorporated herein by reference to PEA No. 11.

                 (ii) Appendix to the Management Agreement between the Registrant and AFBA 5Star Investment Management Company to incorporate the AFBA 5Star Equity Fund's name change to the AFBA 5Star Large Cap Fund is incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on July 29, 2002 ("PEA No. 14").

                 (iii)   Expense Limitation Agreement between the Registrant and
                         AFBA 5Star Investment Management Company is filed
                         herewith.
         (2)     (i)     Sub-Advisory Agreement between AFBA 5Star
                         Investment Management Company and Kornitzer Capital
                         Management, Inc. is incorporated herein by reference to PEA No. 11.

                 (ii)    Appendix to the Sub-Advisory Agreement between AFBA
                         5Star Investment Management Company and Kornitzer
                         Capital Management incorporating the AFBA 5Star Equity
                         Fund's name change to the AFBA 5Star Large Cap Fund is
                         incorporated herein by reference PEA No. 14.
(e)      (1)     (i)     Underwriting Agreement between the Registrant
                         and PFPC Distributors, Inc. dated December 18, 2000 is incorporated herein by reference to PEA No. 5.

                 (ii) Exhibit A to Underwriting Agreement incorporating the AFBA 5Star Equity Fund's name change to the AFBA 5Star Large Cap Fund is incorporated herein by reference to PEA No. 14.

(f)                      Not Applicable.

(g)      (1)     (i)     Custodian Agreement between the Registrant and PFPC
                         Trust Company is incorporated herein by reference to PEA No. 5.

                 (ii) Amendment to Custodian Agreement between Registrant and PFPC Trust Company adding the AFBA 5Star Mid Cap Fund is incorporated herein by reference to PEA No. 12.

(h)      (1)     (i)     Transfer Agency Agreement between the Registrant and
                         PFPC Inc. is incorporated herein by reference to PEA
                         No. 5.

                 (ii) Exhibit A to Transfer Agency Agreement between the Registrant and PFPC Inc. incorporating the AFBA 5Star Equity Fund's name change to the AFBA 5Star Large Cap Fund is incorporated herein by reference to PEA No. 14.

                 (iii) Anti-Money Laundering and Privacy Amendment dated July 24, 2002 to Transfer Agency Agreement between the Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on July 29, 2003 ("PEA No. 15").

                 (iv) Amendment to Transfer Agency Agreement regarding Customer Identification Program is incorporated herein by reference to PEA No. 17.

         (2)     (i)     Administration and Accounting Services Agreement
                         between the Registrant and PFPC Inc. dated December 18,
                         2000 is incorporated herein by reference to PEA No. 5.

                 (ii) Exhibit A to Administration and Accounting Services Agreement between the Registrant and PFPC Inc. incorporating the AFBA 5Star Equity Fund's name change to the AFBA 5Star Large Cap Fund is incorporated herein by reference to PEA No. 14.

(i) Opinion and Consent of Counsel dated February 13, 2004 is incorporated herein by reference to PEA No. 17.

(j)                      Consent of Independent Registered Public Accounting
                         Firm is filed herewith.

(k)                      Not Applicable.

(l)                      Not Applicable.

(m)      (1)             Rule 12b-1 Distribution Plan for Class B shares is
                         incorporated herein by reference to PEA No. 14.

         (2) Rule 12b-1 Distribution Plan for Class C shares is incorporated herein by reference to PEA No. 14.

         (3) Amended Shareholder Service Plan for Class A, Class B, Class C and Class R pursuant to Rule 12b-1 is incorporated herewith by reference to PEA No. 16.

         (4) Rule 12b-1 Distribution Plan for Class R shares is incorporated herein by reference to PEA No. 16.

(n)      (1)             Amended Rule 18f-3 Plan is incorporated herein by
                         reference to PEA No. 16.

(p)      (1)             Joint Code of Ethics of the Registrant and the
                         investment manager is incorporated herein by reference to PEA No. 12.

         (2) Code of Ethics of the sub-adviser for each Fund, Kornitzer Capital Management, Inc. is filed herewith.

(q)      (1)             Powers of Attorney are incorporated herein by
                         reference to PEA No. 19.

ITEM 24.         PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
                 REGISTRANT.

                 None.

ITEM 25.         INDEMNIFICATION.

Under the terms of the Maryland General Corporation Law and the Registrant's Articles of Incorporation and By-Laws, the Registrant shall indemnify any person who was or is a director, officer or employee of the Registrant to the maximum extent permitted by the Maryland General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such person is proper under the circumstances. Such determination shall be made:

         (i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the Registrant as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or

         (ii) if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

----------------------------------------- -------------------------------------- ------------------------------------------------
   NAME AND POSITION WITH AFBA 5STAR
     INVESTMENT MANAGEMENT COMPANY                    OTHER COMPANY                        POSITION WITH OTHER COMPANY
----------------------------------------- -------------------------------------- ------------------------------------------------
Ralph E. Eberhart, Chairman and Director  Armed Forces Benefit Association       President and Chief Executive Officer
                                                                                 Chairman and Director
                                          AFBA 5Star Life Insurance Company,
                                          AFBA 5Star Fund, Inc., AFBA 5Star
                                          Bank                                   Chairman and Director

                                          AFBA 5Star Financial, LLC              Manager
----------------------------------------- -------------------------------------- ------------------------------------------------
Clifford H. Rees, Jr., Director           Air Conditioning and Refrigeration     President
                                          Institute (1997-2001 - retired
                                          1/2002)
----------------------------------------- -------------------------------------- ------------------------------------------------
Kimberley E. Wooding, President           5Star Life Insurance Company           Executive Vice President, Chief Financial
                                                                                 Officer and Director

                                          AFBA 5Star Fund, Inc.                  Executive Vice President

                                          AFBA Five Star Securities Company      Financial/Operations Principal
----------------------------------------- -------------------------------------- ------------------------------------------------
Andrew J. Welle, Senior Vice President    AFBA 5Star Fund, Inc.                  Acting President and Secretary
and Secretary
                                          AFBA Five Star Securities Company      President and General Principal
----------------------------------------- -------------------------------------- ------------------------------------------------
Michael E. Houchins, Vice President and   AFBA 5Star Fund, Inc.                  Chief Financial Officer and Treasurer
Chief Financial Officer
                                          AFBA Five Star Securities Company      Chief Financial Officer

                                          5Star Financial, LLC                   Manager
----------------------------------------- -------------------------------------- ------------------------------------------------
Lorraine J. Lennon, Vice President of     5Star Life Insurance Company           Vice President of Compliance
Compliance
                                                                                 Vice President - Compliance
                                          AFBA 5Star Fund, Inc.
                                                                                 General Principal and Compliance Officer
                                          AFBA Five Star Securities Company
----------------------------------------- -------------------------------------- ------------------------------------------------

----------------------------------------- -------------------------------------- ------------------------------------------------
   NAME AND POSITION WITH AFBA 5STAR
     INVESTMENT MANAGEMENT COMPANY                    OTHER COMPANY                        POSITION WITH OTHER COMPANY
----------------------------------------- -------------------------------------- ------------------------------------------------
Salvatore Faia, Esq., CPA, Chief          AFBA 5Star Fund, Inc.                  Chief Compliance Officer
Compliance Officer
----------------------------------------- -------------------------------------- ------------------------------------------------
John R. Moorman, Assistant Vice           None                                   None
President
----------------------------------------- -------------------------------------- ------------------------------------------------

----------------------------------------- -------------------------------------- ------------------------------------------------
   NAME AND POSITION WITH KORNITZER
           CAPITAL MANAGEMENT                    OTHER COMPANY                        POSITION WITH OTHER COMPANY
----------------------------------------- -------------------------------------- ------------------------------------------------
John C. Kornitzer, President and Chief    AFBA 5Star Fund, Inc.                  Director
Investment Officer
----------------------------------------- -------------------------------------- --------------------------------------
Kent Gasaway, Director, President and     None                                   N/A
Treasurer
----------------------------------------- -------------------------------------- --------------------------------------
Robert Male, Sr. Vice President           None                                   N/A
----------------------------------------- -------------------------------------- --------------------------------------
Grant P. Sarris, Sr. Vice President       None                                   N/A
----------------------------------------- -------------------------------------- --------------------------------------

The principal business of AFBA 5Star Investment Management Company and Kornitzer Capital Management, Inc. is the provision of investment management services to individuals and businesses.

Item 27. Principal Underwriter

         (a) PFPC Distributors, Inc. ("the Distributor") is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. As of April 9, 2006, the Distributor acted as principal underwriter for the following investment companies:

                           AFBA 5 Star Funds, Inc.
                           Atlantic Whitehall Funds Trust
                           CRM Mutual Fund Trust
                           E.I.I. International Property Fund
                           E.I.I. Realty Securities
                           GuideStone Funds
                           Highland Floating Rate Fund
                           Highland Floating Rate Advantage Fund
                           Harris Insight Funds Trust
                           Kalmar Pooled Investment Trust
                           Matthews Asian Funds
                           Metropolitan West Funds
                           Old Westbury Funds
                           The RBB Fund, Inc.
                           RS Investment Trust
                           Stratton Growth Fund, Inc.
                           Stratton Monthly Dividend REIT Shares, Inc.
                           The Stratton Funds, Inc.
                           Van Wagoner Funds
                           Wilshire Mutual Funds, Inc.
                           Wilshire Variable Insurance Trust

                  Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

                           ABN AMRO Funds

                  Distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

                           BlackRock Funds
                           BlackRock Bond Allocation Target Shares
                           BlackRock Liquidity Funds
                           International Dollar Reserve Fund I, Ltd.

                  Distributed by MGI Funds Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

                           MGI Funds

                  Distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of PFPC Distributors, Inc.:

                           Northern Funds
                           Northern Institutional Funds

         (b) The Distributor is a Massachusetts corporation located at 301 Bellevue Parkway, Wilmington, DE 19809. The Distributor is a wholly-owned subsidiary of PFPC, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

                  The following is a list of the directors and executive officers of the Distributor:

                  NAME                      POSITION(S) WITH DISTRIBUTOR
                  ----                      ----------------------------
                  Brian Burns               Chairman; Director; President; Chief Executive Officer
                  Michael Denofrio          Director
                  Nicholas Marsini          Director
                  Rita G. Adler             Chief Compliance Officer
                  John Munera               Anti-Money Laundering Officer
                  Christine P. Ritch        Chief Legal Officer; Assistant Secretary; Assistant Clerk
                  Bradley A. Stearns        Secretary; Clerk
                  Julie Bartos              Assistant Secretary; Assistant Clerk
                  Amy Brennan               Assistant Secretary; Assistant Clerk
                  Craig Stokarski           Treasurer; Chief Financial Officer; Financial & Operations Principal
                  Maria Schaffer            Assistant Treasurer; Controller
                  Bruno Di Stefano          Vice President
                  Susan K. Moscaritolo      Vice President

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and Rules (17 CFR 270-31a-1 to 31a-3) promulgated thereunder, is in the physical possession of PFPC Inc., at 760 Moore Road, King of Prussia, PA 19406.

ITEM 29. MANAGEMENT SERVICES.

There are no management related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS.

Registrant undertakes that, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Alexandria, and Commonwealth of Virginia on the 28th day of July, 2006.

                                          AFBA 5STAR FUND, INC.

                                          /S/ ANDREW J. WELLE
                                          -------------------
                                          Acting President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated.

SIGNATURE                                         TITLE                             DATE
---------                                         -----                             ----
/S/ RALPHN E. EBERHART                    Chairman and Director                 July 28, 2006
---------------------------
Ralph E. Eberhart

/S/ JOHN S. FAIRFIELD                            Director                       July 28, 2006
---------------------------
John S. Fairfield*

/S/ MONROE W. HATCH, JR.                         Director                       July 28, 2006
---------------------------
Monroe W. Hatch, Jr.*

/S/ JOHN C. KORNITZER                            Director                       July 28, 2006
---------------------------
John C. Kornitzer*

/S/ HENRY J. SECHLER                             Director                       July 28, 2006
---------------------------
Henry J. Sechler*

/S/ LOUIS C. WAGNER, JR.                         Director                       July 28, 2006
---------------------------
Louis C. Wagner, Jr.*

                                   Principal Accounting Officer, Chief
/S/ MICHAEL E. HOUCHINS              Financial Officer and Treasurer            July 28, 2006
---------------------------
Michael E. Houchins

*By: /S/ KIMBERLEY E. WOODING
     ------------------------     Attorney-in-Fact (Pursuant to Power of
Kimberley E. Wooding                            Attorney)                       July 28, 2006

                                  EXHIBIT INDEX

ITEM                                EXHIBIT
----                                -------

(a)(11) Articles Supplementary to (i) increase the number of shares of Common Stock the Registrant is authorized to issue and (ii) classify and designate the new, authorized, unissued and unallocated shares of Common Stock to the Class A Shares of AFBA 5Star Small Cap Fund as filed with the State of Maryland on March 31, 2006.

(d)(1)(iii)                Expense Limitation Agreement.

(j)                        Consent of Independent Registered Public Accounting
                           Firm.

(p)(2) Code of Ethics of the sub-adviser for each Fund, Kornitzer Capital Management Inc.